As filed with the Securities and Exchange Commission on November 18, 2015
================================================================================
                                            1933 Act Registration No. 333-140895
                                             1940 Act Registration No. 811-22019


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]
Pre-Effective Amendment No. __                                              [ ]
Post-Effective Amendment No. 25                                             [X]
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [ ]
Amendment No. 28                                                            [X]


                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187
              (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 621-1675

                       W. Scott Jardine, Esq., Secretary
                  First Trust Exchange-Traded AlphaDEX(R) Fund
                           First Trust Advisors L.P.
                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187
                    (Name and Address of Agent for Service)

                                    Copy to:
                               Eric F. Fess, Esq.
                             Chapman and Cutler LLP
                             111 West Monroe Street
                            Chicago, Illinois 60603


It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[X] on December 1, 2015 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       CONTENTS OF REGISTRATION STATEMENT


      This Registration Statement comprises the following papers and contents:

      The Facing Sheet

      Part A - Prospectus for First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund and First Trust Mega Cap AlphaDEX(R) Fund

      Part B - Statement of Additional Information for First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund and First Trust Mega Cap AlphaDEX(R) Fund

      Part C - Other Information

      Signatures

      Index to Exhibits

      Exhibits

================================================================================

                                  AlphaDEX(R)
                                 Family of ETFs

--------------------------------------------------------------------------------

                                                             TICKER
FUND NAME                                                    SYMBOL    EXCHANGE

ALPHADEX(R) SECTOR FUNDS

First Trust Consumer Discretionary AlphaDEX(R) Fund           FXD      NYSE Arca
First Trust Consumer Staples AlphaDEX(R) Fund                 FXG      NYSE Arca
First Trust Energy AlphaDEX(R) Fund                           FXN      NYSE Arca
First Trust Financials AlphaDEX(R) Fund                       FXO      NYSE Arca
First Trust Health Care AlphaDEX(R) Fund                      FXH      NYSE Arca
First Trust Industrials/Producer Durables AlphaDEX(R) Fund    FXR      NYSE Arca
First Trust Materials AlphaDEX(R) Fund                        FXZ      NYSE Arca
First Trust Technology AlphaDEX(R) Fund                       FXL      NYSE Arca
First Trust Utilities AlphaDEX(R) Fund                        FXU      NYSE Arca

ALPHADEX(R) STYLE FUNDS

First Trust Large Cap Core AlphaDEX(R) Fund                   FEX      NYSE Arca
First Trust Mid Cap Core AlphaDEX(R) Fund                     FNX      NYSE Arca
First Trust Small Cap Core AlphaDEX(R) Fund                   FYX      NYSE Arca
First Trust Large Cap Value AlphaDEX(R) Fund                  FTA      NYSE Arca
First Trust Large Cap Growth AlphaDEX(R) Fund                 FTC      NYSE Arca
First Trust Multi Cap Value AlphaDEX(R) Fund                  FAB      NYSE Arca
First Trust Multi Cap Growth AlphaDEX(R) Fund                 FAD      NYSE Arca
First Trust Mid Cap Value AlphaDEX(R) Fund                    FNK      NYSE Arca
First Trust Mid Cap Growth AlphaDEX(R) Fund                   FNY      NYSE Arca
First Trust Small Cap Value AlphaDEX(R) Fund                  FYT      NYSE Arca
First Trust Small Cap Growth AlphaDEX(R) Fund                 FYC      NYSE Arca
First Trust Mega Cap AlphaDEX(R) Fund                         FMK      NYSE Arca

Each of the funds listed above under AlphaDEX(R) Sector Funds (each a "Fund," and collectively, the "AlphaDEX(R) Sector Funds") and under AlphaDEX(R) Style Funds (each a "Fund," and collectively, the "AlphaDEX(R) Style Funds") lists and principally trades its shares on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange"). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, each Fund issues and redeems shares at net asset value, only in large specified blocks each consisting of 50,000 shares (each such block of shares called a "Creation Unit," and collectively, the "Creation Units"). Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.

Each Fund is a series of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") and an exchange-traded index fund organized as a separate series of a registered management investment company.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


             NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE


                                December 1, 2015
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Summary Information
  AlphaDEX(R) Sector Funds
     First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD).................1
     First Trust Consumer Staples AlphaDEX(R) Fund (FXG).......................6
     First Trust Energy AlphaDEX(R) Fund (FXN)................................10
     First Trust Financials AlphaDEX(R) Fund (FXO)............................15
     First Trust Health Care AlphaDEX(R) Fund (FXH)...........................20
     First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR).........25
     First Trust Materials AlphaDEX(R) Fund (FXZ).............................30
     First Trust Technology AlphaDEX(R) Fund (FXL)............................35
     First Trust Utilities AlphaDEX(R) Fund (FXU).............................39
  AlphaDEX(R) Style Funds
     First Trust Large Cap Core AlphaDEX(R) Fund (FEX)........................44
     First Trust Mid Cap Core AlphaDEX(R) Fund (FNX)..........................48
     First Trust Small Cap Core AlphaDEX(R) Fund (FYX)........................52
     First Trust Large Cap Value AlphaDEX(R) Fund (FTA).......................56
     First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)......................60
     First Trust Multi Cap Value AlphaDEX(R) Fund (FAB).......................65
     First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)......................69
     First Trust Mid Cap Value AlphaDEX(R) Fund (FNK).........................74
     First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY)........................78
     First Trust Small Cap Value AlphaDEX(R) Fund (FYT).......................82
     First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)......................86
     First Trust Mega Cap AlphaDEX(R) Fund (FMK)..............................90
Additional Information on the Funds' Investment Objectives and Strategies.....94
Fund Investments..............................................................94
Additional Risks of Investing in the Funds....................................94
Fund Organization.............................................................96
Management of the Funds.......................................................96
How to Buy and Sell Shares....................................................98
Dividends, Distributions and Taxes............................................99
Federal Tax Matters...........................................................99
Distribution Plan............................................................102
Net Asset Value..............................................................102
Fund Service Providers.......................................................103
Index Providers..............................................................103
Disclaimers..................................................................103
Index Information............................................................105
Premium/Discount Information.................................................124
Total Return Information.....................................................129
Financial Highlights.........................................................135
Other Information............................................................146

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                               SUMMARY INFORMATION
           FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Consumer Discretionary AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Discretionary Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)     0.00%
      Other Expenses                                                      0.13%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.63%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.63%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $64                $253                 $461                 $1,059
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 131% of the average value of its portfolio.

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           FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "StrataQuant(R) Series," a family of custom enhanced indices developed, maintained and sponsored by NYSE Group, Inc. or its affiliates ("NYSE" or an "Index Provider"), and licensed to First Trust Portfolios L.P. by NYSE. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE, the equity indices in the StrataQuant(R) Series were developed, maintained and sponsored by the AMEX. The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the consumer discretionary sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 130 stocks. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the fourth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

--------------------------------------------------------------------------------
           FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)
--------------------------------------------------------------------------------

SMALLER COMPANIES RISK. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and two specialized securities market indices. With respect to the Russell 1000(R) Consumer Discretionary Index (formerly the Russell 1000(R) Consumer Discretionary and Services Index), on or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the Russell Global Sectors (the "RGS"). The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the Russell 1000(R) Consumer Discretionary Index for the entire "Since Inception" period set forth in the table because performance data does not exist using solely the U.S. sector scheme or alternatively, using solely the RGS. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008           -42.87
                              2009            57.06
                              2010            31.98
                              2011             0.98
                              2012            15.82
                              2013            42.99
                              2014            11.63

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -3.53%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
       27.90% (September 30, 2009)                 -28.37% (December 31, 2008)
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
           FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)
--------------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                  11.63%       19.76%         8.63%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                  11.36%       19.45%         8.36%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                6.57%       15.99%         6.80%
--------------------------------------------------------------------------------------------------------------------------------
     StrataQuant(R) Consumer Discretionary Index
        (reflects no deduction for fees, expenses or taxes)                               12.42%       20.65%         9.46%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.24%       15.64%         6.62%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Consumer Discretionary Index
        (reflects no deduction for fees, expenses or taxes)                                9.68%       21.38%        10.10%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Consumer Discretionary Index
        (reflects no deduction for fees, expenses or taxes)                                9.52%       21.10%           --
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

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           FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)
--------------------------------------------------------------------------------

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
              FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Consumer Staples AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Staples Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)     0.00%
      Other Expenses                                                      0.12%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.62%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.62%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $63                $250                 $456                 $1,047
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 87% of the average value of its portfolio.

--------------------------------------------------------------------------------
              FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "StrataQuant(R) Series," a family of custom enhanced indices developed, maintained and sponsored by NYSE Group, Inc. or its affiliates ("NYSE" or an "Index Provider"), and licensed to First Trust Portfolios L.P. by NYSE. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE, the equity indices in the StrataQuant(R) Series were developed, maintained and sponsored by the AMEX. The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the consumer staples sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 36 stocks. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the fourth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CONSUMER STAPLES COMPANIES RISK. The Fund invests in the securities of consumer staples companies, which provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. The success of these companies is affected by a variety of factors, such as government regulations, which may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

--------------------------------------------------------------------------------
              FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)
--------------------------------------------------------------------------------

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and two specialized securities market indices. With respect to the Russell 1000(R) Consumer Staples Index, on or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the Russell Global Sectors (the "RGS"). The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the Russell 1000(R) Consumer Staples Index for the entire "Since Inception" period set forth in the table because performance data does not exist using solely the U.S. sector scheme or alternatively, using solely the RGS. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                      [DATA POINTS REPRESENTED IN BAR CHART]

                     Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -24.67%
                              2009           27.13%
                              2010           19.81%
                              2011           13.15%
                              2012            9.39%
                              2013           41.94%
                              2014           21.05%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -0.22%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
          20.65% (March 31, 2013)                  -17.59% (December 31, 2008)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
              FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                  21.05%       20.57%        11.76%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                  20.35%       20.01%        11.25%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                               11.88%       16.53%         9.32%
--------------------------------------------------------------------------------------------------------------------------------
     StrataQuant(R) Consumer Staples Index
        (reflects no deduction for fees, expenses or taxes)                               21.90%       21.56%        12.64%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.24%       15.64%         6.62%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Consumer Staples Index
        (reflects no deduction for fees, expenses or taxes)                               15.98%       16.08%        11.00%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Consumer Staples Index
        (reflects no deduction for fees, expenses or taxes)                               17.02%       16.73%           --
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
                   FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Energy AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Energy Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)     0.00%
      Other Expenses                                                      0.14%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.64%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.64%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $65                $257                 $466                 $1,071
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 97% of the average value of its portfolio.

--------------------------------------------------------------------------------
                   FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "StrataQuant(R) Series," a family of custom enhanced indices developed, maintained and sponsored by NYSE Group, Inc. or its affiliates ("NYSE" or an "Index Provider"), and licensed to First Trust Portfolios L.P. by NYSE. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE, the equity indices in the StrataQuant(R) Series were developed, maintained and sponsored by the AMEX. The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the energy sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 60 stocks. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the fourth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ENERGY COMPANIES RISK. The Fund invests in the securities of energy companies, which include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices are generally subject to extreme volatility.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than

--------------------------------------------------------------------------------
                   FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)
--------------------------------------------------------------------------------

larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and two specialized securities market indices. With respect to the Russell 1000(R) Energy Index, on or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the Russell Global Sectors (the "RGS"). The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell combined the Russell 1000(R) Integrated Oils Index and the Russell 1000(R) Other Energy Index into one index, the Russell 1000(R) Energy Index. Consequently, performance data is not available for the Russell 1000(R) Energy Index for the entire "Since Inception" period set forth in the table because performance data does not exist using solely the U.S. sector scheme or alternatively, using solely the RGS. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST ENERGY ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                      [DATA POINTS REPRESENTED IN BAR CHART]

                     Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -50.78%
                              2009           47.52%
                              2010           27.77%
                              2011           -8.16%
                              2012            3.67%
                              2013           28.66%
                              2014          -16.01%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -30.19%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
          29.92% (June 30, 2008)                   -38.75% (December 31, 2008)
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)
--------------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                 -16.01%        5.62%         1.30%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                 -16.54%        5.25%         1.03%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                               -9.00%        4.24%         0.89%
--------------------------------------------------------------------------------------------------------------------------------
     StrataQuant(R) Energy Index
        (reflects no deduction for fees, expenses or taxes)                              -15.58%        6.34%         1.99%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.24%       15.64%         6.62%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Energy Index
        (reflects no deduction for fees, expenses or taxes)                               -7.78%        8.76%         4.29%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Energy Index
        (reflects no deduction for fees, expenses or taxes)                               -8.62%        8.38%           --
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

--------------------------------------------------------------------------------
                   FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)
--------------------------------------------------------------------------------

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
                 FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Financials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Financials Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)     0.00%
      Other Expenses                                                      0.14%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.64%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.64%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $65                $257                 $466                 $1,071
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

--------------------------------------------------------------------------------
                 FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "StrataQuant(R) Series," a family of custom enhanced indices developed, maintained and sponsored by NYSE Group, Inc. or its affiliates ("NYSE" or an "Index Provider"), and licensed to First Trust Portfolios L.P. by NYSE. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE, the equity indices in the StrataQuant(R) Series were developed, maintained and sponsored by the AMEX. The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the financial services sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 171 stocks. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the fourth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

--------------------------------------------------------------------------------
                 FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)
--------------------------------------------------------------------------------

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and two specialized securities market indices. With respect to the Russell 1000(R) Financial Services Index, on or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the Russell Global Sectors (the "RGS"). The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the Russell 1000(R) Financial Services Index for the entire "Since Inception" period set forth in the table because performance data does not exist using solely the U.S. sector scheme or alternatively, using solely the RGS. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST FINANCIALS ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                      [DATA POINTS REPRESENTED IN BAR CHART]

                     Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -38.24%
                              2009           31.65%
                              2010           19.11%
                              2011           -7.35%
                              2012           21.24%
                              2013           40.41%
                              2014            8.71%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -2.62%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
          30.65% (June 30, 2009)                     -22.64% (March 31, 2009)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                 FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                   8.71%       15.35%         3.76%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                   7.96%       14.61%         3.10%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                4.91%       12.00%         2.59%
--------------------------------------------------------------------------------------------------------------------------------
     StrataQuant(R) Financials Index
        (reflects no deduction for fees, expenses or taxes)                                9.45%       16.26%         4.68%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.24%       15.64%         6.62%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Financials Index
        (reflects no deduction for fees, expenses or taxes)                               15.20%       13.36%        -3.28%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Financial Services Index
        (reflects no deduction for fees, expenses or taxes)                               14.66%       13.84%           --
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

--------------------------------------------------------------------------------
                 FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)
--------------------------------------------------------------------------------

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
                 FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Health Care AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Health Care Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)     0.00%
      Other Expenses                                                      0.12%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.62%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.62%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $63                $250                 $456                 $1,047
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 125% of the average value of its portfolio.

--------------------------------------------------------------------------------
                 FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "StrataQuant(R) Series," a family of custom enhanced indices developed, maintained and sponsored by NYSE Group, Inc. or its affiliates ("NYSE" or an "Index Provider"), and licensed to First Trust Portfolios L.P. by NYSE. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE, the equity indices in the StrataQuant(R) Series were developed, maintained and sponsored by the AMEX. The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the health care sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 76 stocks. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the fourth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

HEALTH CARE COMPANIES RISK. Health care companies are companies involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

--------------------------------------------------------------------------------
                 FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)
--------------------------------------------------------------------------------

SMALLER COMPANIES RISK. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and two specialized securities market indices. With respect to the Russell 1000(R) Health Care Index, on or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the Russell Global Sectors (the "RGS"). The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the Russell 1000(R) Health Care Index for the entire "Since Inception" period set forth in the table because performance data does not exist using solely the U.S. sector scheme or alternatively, using solely the RGS. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -29.32%
                              2009           51.23%
                              2010           19.04%
                              2011            5.76%
                              2012           20.81%
                              2013           47.46%
                              2014           25.40%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -3.42%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
       19.11% (September 30, 2009)                 -19.65% (December 31, 2008)
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)
--------------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                  25.40%       22.98%        15.62%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                  25.40%       22.92%        15.58%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                               14.37%       18.91%        13.00%
--------------------------------------------------------------------------------------------------------------------------------
     StrataQuant(R) Health Care Index
        (reflects no deduction for fees, expenses or taxes)                               26.17%       23.86%        16.50%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.24%       15.64%         6.62%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Health Care Index
        (reflects no deduction for fees, expenses or taxes)                               25.34%       19.38%        10.74%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Health Care Index
        (reflects no deduction for fees, expenses or taxes)                               25.95%       20.17%           --
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

--------------------------------------------------------------------------------
                 FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)
--------------------------------------------------------------------------------

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
        FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Industrials Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)     0.00%
      Other Expenses                                                      0.13%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.63%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.63%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $64                $253                 $461                 $1,059
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.

--------------------------------------------------------------------------------
        FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "StrataQuant(R) Series," a family of custom enhanced indices developed, maintained and sponsored by NYSE Group, Inc. or its affiliates ("NYSE" or an "Index Provider"), and licensed to First Trust Portfolios L.P. by NYSE. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE, the equity indices in the StrataQuant(R) Series were developed, maintained and sponsored by the AMEX. The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the industrials and producer durables sectors that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 100 stocks. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the fourth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

INDUSTRIALS COMPANIES RISK. The Fund invests in the securities of industrials companies, which convert unfinished goods into finished durables used to manufacture other goods or provide services. These companies produce electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

--------------------------------------------------------------------------------
        FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)
--------------------------------------------------------------------------------

SMALLER COMPANIES RISK. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and two specialized securities market indices. With respect to the Russell 1000(R) Producer Durables Index, on or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the Russell Global Sectors (the "RGS"). The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the Russell 1000(R) Producer Durables Index for the entire "Since Inception" period set forth in the table because performance data does not exist using solely the U.S. sector scheme or alternatively, using solely the RGS. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -45.90%
                              2009           42.14%
                              2010           25.62%
                              2011           -5.95%
                              2012           15.44%
                              2013           46.46%
                              2014            8.13%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -14.68%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
       24.70% (September 30, 2009)                 -28.74% (December 31, 2008)
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
        FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)
--------------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                   8.13%       16.65%         6.48%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                   7.62%       16.23%         6.15%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                4.60%       13.27%         4.98%
--------------------------------------------------------------------------------------------------------------------------------
     StrataQuant(R) Industrials Index
        (reflects no deduction for fees, expenses or taxes)                                8.90%       17.55%         7.29%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.24%       15.64%         6.62%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Industrials Index
        (reflects no deduction for fees, expenses or taxes)                                9.83%       17.56%         7.15%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Producer Durables Index
        (reflects no deduction for fees, expenses or taxes)                                9.85%       17.64%           --
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

--------------------------------------------------------------------------------
        FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)
--------------------------------------------------------------------------------

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
                  FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Materials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Materials Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)     0.00%
      Other Expenses                                                      0.14%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.64%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.64%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $65                $257                 $466                 $1,071
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 104% of the average value of its portfolio.

--------------------------------------------------------------------------------
                  FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "StrataQuant(R) Series," a family of custom enhanced indices developed, maintained and sponsored by NYSE Group, Inc. or its affiliates ("NYSE" or an "Index Provider"), and licensed to First Trust Portfolios L.P. by NYSE. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE, the equity indices in the StrataQuant(R) Series were developed, maintained and sponsored by the AMEX. The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the materials and processing sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 53 stocks. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the fourth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

INDUSTRIALS COMPANIES RISK. The Fund invests in the securities of industrials companies, which convert unfinished goods into finished durables used to manufacture other goods or provide services. These companies produce electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

MATERIALS AND PROCESSING COMPANIES RISK. The Fund invests in the securities of materials and processing companies, which are involved in the extracting or processing of raw materials. General risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

--------------------------------------------------------------------------------
                  FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and two specialized securities market indices. With respect to the Russell 1000(R) Materials and Processing Index, on or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the Russell Global Sectors (the "RGS"). The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the Russell 1000(R) Materials and Processing Index for the entire "Since Inception" period set forth in the table because performance data does not exist using solely the U.S. sector scheme or alternatively, using solely the RGS. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                  FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)
--------------------------------------------------------------------------------

FIRST TRUST MATERIALS ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -44.61%
                              2009           59.95%
                              2010           28.15%
                              2011          -10.11%
                              2012           25.11%
                              2013           26.73%
                              2014           -0.98%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -13.88%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
          32.74% (June 30, 2009)                   -28.66% (December 31, 2008)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                  -0.98%       12.58%         7.66%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                  -1.69%       11.93%         7.09%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                               -0.54%        9.76%         5.85%
--------------------------------------------------------------------------------------------------------------------------------
     StrataQuant(R) Materials Index
        (reflects no deduction for fees, expenses or taxes)                               -0.37%       13.46%         8.48%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.24%       15.64%         6.62%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Materials Index
        (reflects no deduction for fees, expenses or taxes)                                6.91%       11.23%         5.16%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Materials and Processing Index
        (reflects no deduction for fees, expenses or taxes)                                5.48%       12.44%           --
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)
--------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
                 FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Technology AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Technology Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)     0.00%
      Other Expenses                                                      0.13%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.63%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.63%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $64                $253                 $461                 $1,059
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.

--------------------------------------------------------------------------------
                 FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "StrataQuant(R) Series," a family of custom enhanced indices developed, maintained and sponsored by NYSE Group, Inc. or its affiliates ("NYSE" or an "Index Provider"), and licensed to First Trust Portfolios L.P. by NYSE. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE, the equity indices in the StrataQuant(R) Series were developed, maintained and sponsored by the AMEX. The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the technology sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 85 stocks. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the fourth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management

--------------------------------------------------------------------------------
                 FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)
--------------------------------------------------------------------------------

inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and two specialized securities market indices. With respect to the Russell 1000(R) Technology Index, on or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the Russell Global Sectors (the "RGS"). The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the Russell 1000(R) Technology Index for the entire "Since Inception" period set forth in the table because performance data does not exist using solely the U.S. sector scheme or alternatively, using solely the RGS. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -48.07%
                              2009           66.95%
                              2010           26.41%
                              2011          -11.65%
                              2012            8.97%
                              2013           37.73%
                              2014           16.38%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -8.05%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
          22.85% (June 30, 2009)                   -28.69% (December 31, 2008)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                 FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                  16.38%       14.30%         7.58%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                  16.05%       14.17%         7.50%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                9.26%       11.44%         6.04%
--------------------------------------------------------------------------------------------------------------------------------
     StrataQuant(R) Technology Index
        (reflects no deduction for fees, expenses or taxes)                               17.18%       15.19%         8.49%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.24%       15.64%         6.62%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Information Technology Index
        (reflects no deduction for fees, expenses or taxes)                               20.12%       14.86%         9.45%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Technology Index
        (reflects no deduction for fees, expenses or taxes)                               20.32%       14.15%           --
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
                  FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Utilities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Utilities Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First
        Trust(2) (3)                                                      0.00%
      Other Expenses                                                      0.16%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.66%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.66%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

  (3) Expenses have been restated to reflect the current fiscal year.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $67                $263                 $477                 $1,095
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 94% of the average value of its portfolio.

--------------------------------------------------------------------------------
                  FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "StrataQuant(R) Series," a family of custom enhanced indices developed, maintained and sponsored by NYSE Group, Inc. or its affiliates ("NYSE" or an "Index Provider"), and licensed to First Trust Portfolios L.P. by NYSE. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE, the equity indices in the StrataQuant(R) Series were developed, maintained and sponsored by the AMEX. The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the utilities sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 40 stocks. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the fourth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TELECOMMUNICATIONS COMPANIES RISK. The Fund invests in the securities of telecommunications companies. Telecommunications companies are subject to risks, which include increased competition and regulation by various regulatory authorities, the need to commit substantial capital and technological obsolescence.

UTILITIES COMPANIES RISK. The Fund invests in the securities of utilities companies. General problems of utilities companies include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and

--------------------------------------------------------------------------------
                  FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)
--------------------------------------------------------------------------------

delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and two specialized securities market indices. With respect to the Russell 1000(R) Utilities Index, on or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the Russell Global Sectors (the "RGS"). The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for the Russell 1000(R) Utilities Index for the entire "Since Inception" period set forth in the table because performance data does not exist using solely the U.S. sector scheme or alternatively, using solely the RGS. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST UTILITIES ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -27.43%
                              2009           22.54%
                              2010           10.54%
                              2011           10.33%
                              2012            3.61%
                              2013           17.51%
                              2014           25.49%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -6.52%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
          15.35% (June 30, 2009)                     -14.04% (March 31, 2008)
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)
--------------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                  25.49%       13.25%         6.13%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                  24.27%       12.01%         4.92%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                               14.38%        9.96%         4.22%
--------------------------------------------------------------------------------------------------------------------------------
     StrataQuant(R) Utilities Index
        (reflects no deduction for fees, expenses or taxes)                               26.39%       14.26%         7.08%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.24%       15.64%         6.62%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Utilities Index
        (reflects no deduction for fees, expenses or taxes)                               28.98%       13.34%         5.72%
--------------------------------------------------------------------------------------------------------------------------------
     Russell 1000(R) Utilities Index
        (reflects no deduction for fees, expenses or taxes)                               16.30%       12.59%           --
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

--------------------------------------------------------------------------------
                  FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)
--------------------------------------------------------------------------------

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
               FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Large Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Core Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)     0.00%
      Other Expenses                                                      0.11%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.61%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.61%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $62                $247                 $450                 $1,036
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.

--------------------------------------------------------------------------------
               FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by S&P Dow Jones Indices LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 376 stocks and the market capitalization range represented in the Index was $2.574 billion to $692.065 billion. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

--------------------------------------------------------------------------------
               FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)
--------------------------------------------------------------------------------

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -38.35%
                              2009           36.11%
                              2010           20.66%
                              2011           -0.22%
                              2012           14.39%
                              2013           35.77%
                              2014           12.34%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -7.49%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
          21.20% (June 30, 2009)                   -23.68% (December 31, 2008)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
               FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                  12.34%       16.00%         6.88%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                  11.69%       15.47%         6.41%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                6.97%       12.66%         5.23%
--------------------------------------------------------------------------------------------------------------------------------
     Defined Large Cap Core Index
        (reflects no deduction for fees, expenses or taxes)                               13.12%       16.85%         7.68%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.69%       15.45%         6.44%
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
                FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Core Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)     0.00%
      Other Expenses                                                      0.12%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.62%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.62%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $63                $250                 $456                 $1,047
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 102% of the average value of its portfolio.

--------------------------------------------------------------------------------
                FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by S&P Dow Jones Indices LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 300 stocks and the market capitalization range represented in the Index was $835 million to $14.634 billion. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more

--------------------------------------------------------------------------------
                FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)
--------------------------------------------------------------------------------

established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -36.77%
                              2009           47.38%
                              2010           27.03%
                              2011            0.83%
                              2012           14.23%
                              2013           37.45%
                              2014            5.56%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -8.28%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
          24.50% (June 30, 2009)                   -26.89% (December 31, 2008)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                   5.56%       16.25%         8.43%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                   5.21%       15.94%         8.14%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                3.14%       13.00%         6.63%
--------------------------------------------------------------------------------------------------------------------------------
     Defined Mid Cap Core Index
        (reflects no deduction for fees, expenses or taxes)                                6.28%       17.10%         9.22%
--------------------------------------------------------------------------------------------------------------------------------
     S&P MidCap 400(R) Index
        (reflects no deduction for fees, expenses or taxes)                                9.77%       16.54%         8.18%
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
               FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Core Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)     0.00%
      Other Expenses                                                      0.13%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.63%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.63%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $64                $253                 $461                 $1,059
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 97% of the average value of its portfolio.

--------------------------------------------------------------------------------
               FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by S&P Dow Jones Indices LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 447 stocks and the market capitalization range represented in the Index was $60 million to $4.311 billion. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range. Because the Fund invests in small capitalization companies, the Fund is more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more

--------------------------------------------------------------------------------
               FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)
--------------------------------------------------------------------------------

established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -34.28%
                              2009           37.12%
                              2010           26.92%
                              2011           -0.10%
                              2012           15.39%
                              2013           43.15%
                              2014            1.31%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -10.22%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
          29.60% (June 30, 2009)                   -27.22% (December 31, 2008)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
               FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                   1.31%       16.24%         7.14%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                   1.06%       15.99%         6.94%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                0.74%       13.02%         5.60%
--------------------------------------------------------------------------------------------------------------------------------
     Defined Small Cap Core Index
        (reflects no deduction for fees, expenses or taxes)                                2.05%       17.11%         8.00%
--------------------------------------------------------------------------------------------------------------------------------
     S&P SmallCap 600(R) Index
        (reflects no deduction for fees, expenses or taxes)                                5.76%       17.27%         7.75%
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
               FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Large Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Value Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)     0.00%
      Other Expenses                                                      0.12%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.62%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.62%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $63                $250                 $456                 $1,047
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 78% of the average value of its portfolio.

--------------------------------------------------------------------------------
               FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by S&P Dow Jones Indices LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 204 stocks and the market capitalization range represented in the Index was $2.574 billion to $330.262 billion. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ENERGY COMPANIES RISK. The Fund invests in the securities of energy companies, which include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices are generally subject to extreme volatility.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

--------------------------------------------------------------------------------
               FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)
--------------------------------------------------------------------------------

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -36.09%
                              2009           41.18%
                              2010           18.55%
                              2011            1.32%
                              2012           17.25%
                              2013           33.92%
                              2014           10.87%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -12.41%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
          31.01% (June 30, 2009)                   -24.78% (December 31, 2008)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
               FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                  10.87%       15.90%         6.86%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                  10.00%       15.19%         6.18%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                6.14%       12.48%         5.09%
--------------------------------------------------------------------------------------------------------------------------------
     Defined Large Cap Value Index
        (reflects no deduction for fees, expenses or taxes)                               11.61%       16.76%         7.69%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.69%       15.45%         6.44%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Value Index
        (reflects no deduction for fees, expenses or taxes)                               12.36%       14.86%         4.45%
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
              FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Large Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Growth Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)     0.00%
      Other Expenses                                                      0.13%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.63%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.63%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $64                $253                 $461                 $1,059
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 143% of the average value of its portfolio.

--------------------------------------------------------------------------------
              FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by S&P Dow Jones Indices LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 173 stocks and the market capitalization range represented in the Index was $5.179 billion to $692.065 billion. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

HEALTH CARE COMPANIES RISK. Health care companies are companies involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory

--------------------------------------------------------------------------------
              FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)
--------------------------------------------------------------------------------

or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -41.12%
                              2009           29.33%
                              2010           23.67%
                              2011           -2.65%
                              2012            9.92%
                              2013           37.71%
                              2014           14.47%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -1.40%.

--------------------------------------------------------------------------------
              FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)
--------------------------------------------------------------------------------

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
       18.05% (September 30, 2009)                 -22.58% (December 31, 2008)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                  14.47%       15.84%         6.59%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                  14.07%       15.51%         6.33%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                8.18%       12.63%         5.11%
--------------------------------------------------------------------------------------------------------------------------------
     Defined Large Cap Growth Index
        (reflects no deduction for fees, expenses or taxes)                               15.26%       16.71%         7.38%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.69%       15.45%         6.44%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 500(R) Growth Index
        (reflects no deduction for fees, expenses or taxes)                               14.89%       16.05%         8.38%
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

--------------------------------------------------------------------------------
              FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)
--------------------------------------------------------------------------------

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
               FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Multi Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Value Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First
        Trust(2)(3)                                                       0.00%
      Other Expenses                                                      0.16%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.66%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.00%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.66%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

  (3) Expenses have been restated to reflect the current fiscal year.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $67                $263                 $477                 $1,095
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 82% of the average value of its portfolio.

--------------------------------------------------------------------------------
               FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by S&P Dow Jones Indices LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 642 stocks and the market capitalization range represented in the Index was $60 million to $330.262 billion. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

--------------------------------------------------------------------------------
               FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -35.41%
                              2009           47.57%
                              2010           22.13%
                              2011            0.57%
                              2012           17.17%
                              2013           37.00%
                              2014            7.86%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -12.91%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
          33.70% (June 30, 2009)                   -26.85% (December 31, 2008)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
               FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                   7.86%       16.29%         7.59%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                   7.20%       15.71%         7.04%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                4.44%       12.88%         5.78%
--------------------------------------------------------------------------------------------------------------------------------
     Defined Multi Cap Value Index
        (reflects no deduction for fees, expenses or taxes)                                8.70%       17.20%         8.46%
--------------------------------------------------------------------------------------------------------------------------------
     S&P Composite 1500(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.08%       15.62%         6.63%
--------------------------------------------------------------------------------------------------------------------------------
     S&P Composite 1500(R) Value Index
        (reflects no deduction for fees, expenses or taxes)                               12.14%       15.06%         4.78%
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
              FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Growth Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.50%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust        0.00%
      Other Expenses                                                      0.22%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.72%
================================================================================
      Fee Waiver and Expense Reimbursement(2)                             0.02%
--------------------------------------------------------------------------------
      Total Net Annual Fund Operating Expenses After Fee Waiver
        and Expense Reimbursement                                         0.70%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) First Trust Advisors L.P., the Fund's investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund's investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund's investment advisor. The agreement may be terminated by the Trust on behalf of the Fund at any time and by the Fund's investment advisor only after November 30, 2016 upon 60 days' written notice.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until November 30, 2016. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. The example assumes that the investment advisor's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following November 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $72                $280                 $508                 $1,163
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

--------------------------------------------------------------------------------
              FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)
--------------------------------------------------------------------------------

During the most recent fiscal year, the Fund's portfolio turnover rate was 135% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by S&P Dow Jones Indices LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 478 stocks and the market capitalization range represent in the Index was $189 million to $692.065 billion. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

HEALTH CARE COMPANIES RISK. Health care companies are companies involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

--------------------------------------------------------------------------------
              FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)
--------------------------------------------------------------------------------

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index, a broad-based market index and a specialized securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
              FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2008          -38.98%
                              2009           29.69%
                              2010           26.12%
                              2011           -0.59%
                              2012           10.52%
                              2013           38.40%
                              2014            8.29%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -2.47%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
       19.09% (September 30, 2009)                 -23.61% (December 31, 2008)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                         1 YEAR       5 YEARS      (5/8/2007)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                   8.29%       15.74%         6.91%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                   8.07%       15.54%         6.77%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                4.69%       12.62%         5.44%
--------------------------------------------------------------------------------------------------------------------------------
     Defined Multi Cap Growth Index
        (reflects no deduction for fees, expenses or taxes)                                9.14%       16.65%         7.74%
--------------------------------------------------------------------------------------------------------------------------------
     S&P Composite 1500(R) Index
        (reflects no deduction for fees, expenses or taxes)                               13.08%       15.62%         6.63%
--------------------------------------------------------------------------------------------------------------------------------
     S&P Composite 1500(R) Growth Index
        (reflects no deduction for fees, expenses or taxes)                               13.94%       16.19%         8.46%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)
--------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
                FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Mid Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Value Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.70%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Other Expenses(2)                                                   0.00%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.70%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees, pursuant to a 12b-1 plan, if any, and extraordinary expenses.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $72                $276                 $499                 $1,141
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 88% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

--------------------------------------------------------------------------------
                FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)
--------------------------------------------------------------------------------

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by S&P Dow Jones Indices LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 183 stocks and the market capitalization range represented in the Index was $835 million to $9.1 billion. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year return of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

--------------------------------------------------------------------------------
                FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)
--------------------------------------------------------------------------------

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2012           17.38%
                              2013           37.85%
                              2014            5.57%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -11.60%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
         14.59% (March 31, 2013)                   -7.12% (September 30, 2014)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                                      1 YEAR       (4/19/2011)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                                5.57%        13.47%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                                5.07%        13.04%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                             3.15%        10.43%
--------------------------------------------------------------------------------------------------------------------------------
     Defined Mid Cap Value Index
        (reflects no deduction for fees, expenses or taxes)                                             6.32%        14.32%
--------------------------------------------------------------------------------------------------------------------------------
     S&P MidCap 400(R) Value Index
        (reflects no deduction for fees, expenses or taxes)                                            12.10%        14.12%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)
--------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
               FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Mid Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Growth Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.70%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Other Expenses(2)                                                   0.00%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.70%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees, pursuant to a 12b-1 plan, if any, and extraordinary expenses.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $72                $276                 $499                 $1,141
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 159% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

--------------------------------------------------------------------------------
               FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)
--------------------------------------------------------------------------------

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by S&P Dow Jones Indices LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 115 stocks and the market capitalization range represented in the Index was $1.845 billion to $14.634 billion. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

--------------------------------------------------------------------------------
               FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year return of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2012            9.90%
                              2013           36.64%
                              2014            4.98%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -4.02%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
         13.55% (March 31, 2013)                      -6.22% (June 30, 2012)
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
               FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)
--------------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                                      1 YEAR       (4/19/2011)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                                4.98%        11.01%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                                4.88%        10.87%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                             2.82%         8.59%
--------------------------------------------------------------------------------------------------------------------------------
     Defined Mid Cap Growth Index
        (reflects no deduction for fees, expenses or taxes)                                             5.78%        11.85%
--------------------------------------------------------------------------------------------------------------------------------
     S&P MidCap 400(R) Growth Index
        (reflects no deduction for fees, expenses or taxes)                                             7.57%        12.23%
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
               FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Small Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Value Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.70%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Other Expenses(2)                                                   0.00%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.70%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees, pursuant to a 12b-1 plan, if any, and extraordinary expenses.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $72                $276                 $499                 $1,141
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 96% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

--------------------------------------------------------------------------------
               FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)
--------------------------------------------------------------------------------

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by S&P Dow Jones Indices LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 255 stocks and the market capitalization range represented in the Index was $60 million to $3.268 billion. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range. Because the Fund invests in small capitalization companies, the Fund is more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing

--------------------------------------------------------------------------------
               FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)
--------------------------------------------------------------------------------

in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2012           16.63%
                              2013           43.49%
                              2014            3.76%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -15.96%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
          12.14% (March 31, 2012)                  -9.38% (September 30, 2014)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                                      1 YEAR       (4/19/2011)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                                3.76%        15.23%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                                3.36%        14.88%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                             2.12%        11.91%
--------------------------------------------------------------------------------------------------------------------------------
     Defined Small Cap Value Index
        (reflects no deduction for fees, expenses or taxes)                                             4.64%        16.20%
--------------------------------------------------------------------------------------------------------------------------------
     S&P SmallCap 600(R) Value Index
        (reflects no deduction for fees, expenses or taxes)                                             7.54%        15.50%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)
--------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                               SUMMARY INFORMATION
              FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Small Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Growth Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.70%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Other Expenses(2)                                                   0.00%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.70%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees, pursuant to a 12b-1 plan, if any, and extraordinary expenses.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $72                $276                 $499                 $1,141
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 153% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

--------------------------------------------------------------------------------
              FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)
--------------------------------------------------------------------------------

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by S&P Dow Jones Indices LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. As of July 31, 2015, the Index was comprised of 190 stocks and the market capitalization range represented in the Index was $189 million to $4.311 billion. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

HEALTH CARE COMPANIES RISK. Health care companies are companies involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range. Because the Fund invests in small capitalization companies, the Fund is more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

--------------------------------------------------------------------------------
              FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)
--------------------------------------------------------------------------------

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

SMALLER COMPANIES RISK. Small-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                    Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2012           13.07%
                              2013           42.93%
                              2014           -1.65%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -2.71%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
       12.73% (September 30, 2013)                 -8.17% (September 30, 2014)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
              FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                                      1 YEAR       (4/19/2011)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                               -1.65%        11.61%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                               -1.66%        11.56%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                            -0.93%         9.12%
--------------------------------------------------------------------------------------------------------------------------------
     Defined Small Cap Growth Index
        (reflects no deduction for fees, expenses or taxes)                                            -0.77%        12.50%
--------------------------------------------------------------------------------------------------------------------------------
     S&P SmallCap 600(R) Growth Index
        (reflects no deduction for fees, expenses or taxes)                                             3.87%        14.23%
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
                  FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The First Trust Mega Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mega Cap Index (the "Index").

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

     SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                                None
--------------------------------------------------------------------------------
     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                     0.70%
      Distribution and Service (12b-1) Fees(1)                            0.00%
      Other Expenses(2)                                                   0.00%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                0.70%
================================================================================

  (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2016.

  (2) Pursuant to the Investment Management Agreement, First Trust Advisors L.P., the Fund's investment advisor, will manage the investment of the Fund's assets and will be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees, pursuant to a 12b-1 plan, if any, and extraordinary expenses.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR             3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $72                $276                 $499                 $1,141
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 134% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund's investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

--------------------------------------------------------------------------------
                  FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)
--------------------------------------------------------------------------------

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by S&P Dow Jones Indices LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P BMI US Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The securities of companies represented in the Index have market capitalizations that are consistent with the name of the Index. As of July 31, 2015, the Index was comprised of 50 stocks and the market capitalization range represented in the index was approximately $31.626 billion to $692.065 billion. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

--------------------------------------------------------------------------------
                  FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations.

VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year return of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST MEGA CAP ALPHADEX(R) FUND--TOTAL RETURNS(1)

                                [GRAPHIC OMITTED]
                      [DATA POINTS REPRESENTED IN BAR CHART]

                     Calendar Year Total Returns as of 12/31

                              Year              %
                             ------         --------
                              2012            8.32%
                              2013           31.92%
                              2014            8.97%

(1) The Fund's year-to-date return based on net asset value for the period 12/31/2014 to 9/30/2015 was -6.53%.

During the period shown in the chart above:

               BEST QUARTER                               WORST QUARTER
      --------------------------------------------------------------------------
         10.74% (March 31, 2012)                      -8.54% (June 30, 2012)
      --------------------------------------------------------------------------

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                  FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                                                                 SINCE INCEPTION
                                                                                                      1 YEAR       (5/11/2011)
--------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                                                8.97%        10.19%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                                                                8.35%         9.67%
--------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Shares                                             5.07%         7.73%
--------------------------------------------------------------------------------------------------------------------------------
     Defined Mega Cap Index
        (reflects no deduction for fees, expenses or taxes)                                             9.83%        11.08%
--------------------------------------------------------------------------------------------------------------------------------
     S&P 100(R) Index
        (reflects no deduction for fees, expenses or taxes)                                            12.74%        14.88%
--------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT

      INVESTMENT ADVISOR

      First Trust Advisors L.P. ("First Trust" or the "Advisor")

      PORTFOLIO MANAGERS

      The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

          o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

          o   Jon C. Erickson, Senior Vice President of First Trust;

          o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

          o   Roger F. Testin, Senior Vice President of First Trust; and

          o   Stan Ueland, Senior Vice President of First Trust.

      The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

   ADDITIONAL INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES AND STRATEGIES

Each Fund is a series of the Trust, an investment company and an exchange-traded "index fund." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before each Fund's fees and expenses) of such Fund's corresponding equity index (each Fund's corresponding equity index is referred to herein as an "Index," and together, as the "Indices;" the provider of each Fund's Index is referred to herein as an "Index Provider" and together, as the "Index Providers"). Each Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise its Index. Each Fund's investment objective, the 90% investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. As non-fundamental policies, each Fund's investment objective and the 90% investment strategy require 60 days' prior written notice to shareholders before they can be changed. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information ("SAI") under "Investment Objectives and Policies."

In seeking to achieve each Fund's investment objective, the Fund generally will invest in all of the securities comprising its Index, in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, a Fund may purchase a sample of stocks in its Index. There may also be instances in which First Trust may choose to overweight certain stocks in the applicable Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. A Fund may sell stocks that are represented in its Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

                                FUND INVESTMENTS

EQUITY SECURITIES

The Funds invest in equity securities, which may include common stocks, preferred securities, warrants to purchase common stocks or preferred securities, securities convertible into common stocks or preferred securities, and other securities with equity characteristics, such as real estate investment trusts, master limited partnerships and depositary receipts.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Normally, a Fund invests substantially all of its assets to meet its investment objective. Each Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of a Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, a Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, such Fund may not be able to achieve its investment objective. A Fund may adopt a defensive strategy when its portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is included in the Funds' SAI, which is available on the Funds' website at www.ftportfolios.com.

                   ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Risk is inherent in all investing. Investing in a Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

PRINCIPAL RISKS

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the "Frequent Purchases and Redemptions" Section) may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

CONCENTRATION RISK. A Fund will be concentrated in the securities of an individual industry if the Fund's corresponding Index is concentrated in an individual industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry and may subject the Fund to greater market risk than more diversified funds.

EQUITY SECURITIES RISK. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole or may occur in only a particular country, company, industry or sector of the market.

EXPENSE REIMBURSEMENT AND RECOUPMENT RISK. For certain Funds, the Advisor has entered into an agreement with the Trust in which the Advisor has agreed to waive certain fees and/or reimburse such Funds for expenses exceeding an agreed upon amount. This agreement may be terminated by the Trust on behalf of a Fund at any time and by the Advisor only after November 30, 2016 upon 60 days' written notice. The Advisor is also entitled to recoup from the applicable Funds any waived fees or reimbursed amounts pursuant to the agreement for a period of up to three years from the date of waiver or reimbursement. Any such recoupment or modification or termination of the agreement could negatively affect the applicable Fund's returns.

PASSIVE INVESTMENT RISK. No Fund is actively managed. A Fund may be affected by a general decline in certain market segments relating to its Index. A Fund invests in securities included in or representative of its Index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

SMALLER COMPANIES RISK. Certain Funds invest in small and/or mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

NON-PRINCIPAL RISKS

BORROWING AND LEVERAGE RISK. If a Fund borrows money, it must pay interest and other fees, which may reduce the Fund's returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund's asset coverage to less than the prescribed amount.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INTELLECTUAL PROPERTY RISK. Each Fund relies on a license and related sublicense that permits the Fund to use its Index and associated trade names, trademarks and service marks (the "Intellectual Property") in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the Index Provider and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property for use by the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which a Fund invests. Such legislation or litigation may cause a Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.

MARKET MAKER RISK. Certain of the Funds, especially those with lower average daily trading volumes, may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund's net asset value and the price at which such Fund's shares are trading on the Exchange. This could result in a decrease in value of a Fund's shares.

TRADING ISSUES

Although shares of each Fund are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged. Due to the small asset size of some of the Funds, these Funds are more likely to have difficulty maintaining their listing on NYSE Arca.

FLUCTUATION OF NET ASSET VALUE

The net asset value of shares of each Fund will generally fluctuate with changes in the market value of such Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on NYSE Arca. A Fund cannot predict whether shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Funds trading individually or in the aggregate at any point in time. However, given that shares can be purchased and redeemed in-kind or, in certain circumstances, for cash, in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Funds believe that large discounts or premiums to the net asset value of shares should not be sustained.

NON-U.S. INVESTMENT

The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

                               FUND ORGANIZATION

Each Fund is a series of the Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Trust's Board is responsible for the overall management and direction of the Trust. The Board elects the Trust's officers and approves all significant agreements, including those with the investment advisor, custodian and fund administrative and accounting agent.

                            MANAGEMENT OF THE FUNDS

First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and certain other services necessary for the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.

First Trust serves as advisor or sub-advisor to seven mutual fund portfolios, nine exchange-traded funds consisting of 97 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of each Fund.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of the Investment Committee. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland.

      o Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of each Fund's investment strategy. Mr. Lindquist was a Senior Vice President of First Trust and FTP from September 2005 to July 2012 and is now a Managing Director of First Trust and FTP.

      o Mr. Erickson joined First Trust in 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

      o Mr. McGarel is the Chief Investment Officer and a Managing Director of First Trust and FTP. As First Trust's Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012.

      o Mr. Testin is a Senior Vice President of First Trust and FTP. Mr. Testin is the head of First Trust's Portfolio Management Group. Mr. Testin has been a Senior Vice President of First Trust and FTP since November 2003.

      o Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.

For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' SAI. Additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of shares of the Funds is provided in the SAI.

For First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund and First Trust Mega Cap AlphaDEX(R) Fund (such Funds, the "Unitary Fee Funds"), First Trust is paid an annual unitary management fee of 0.70% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, and excluding fee payments under the Investment Management Agreement, distribution and service fees, if any, brokerage expense, taxes, interest, and other extraordinary expenses.

For First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund and First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund and First Trust Multi Cap Growth AlphaDEX(R) Fund (such Funds, the "Expense Cap Funds"), First Trust is paid an annual management fee of 0.50% of such Fund's average daily net assets. For such Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap") at least through November 30, 2016. Each Expense Cap Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses related to the execution of portfolio transactions, paying for its sublicensing fees related to the Fund's Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of each such Expense Cap Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding the Expense Cap listed above, at least until the Expense Cap Termination Date listed above. Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by a Fund at any time if it would result in such Fund's expenses exceeding its Expense Cap.

The table below sets forth the annual management fee that First Trust may receive from each Fund. The table also shows the amounts paid by the Funds to First Trust for the fiscal year ended July 31, 2015 (net of expense reimbursements) as a percentage of average daily net assets. A discussion regarding the Board's approval of the continuation of the Investment Management Agreement for the AlphaDEX(R) Sector Funds is available in the Funds' Annual Report to Shareholders for the year ended July 31, 2015. A discussion regarding the Board's approval of the continuation of the Investment Management Agreement for the AlphaDEX(R) Style Funds is available in the Funds' Annual Report to Shareholders for the year ended July 31, 2015.

The Unitary Fee Funds do not have an Expense Cap (as defined above) and are not a party to the Recovery Agreement.

                                                                                                                    MANAGEMENT FEE
                                                                ANNUAL             ANNUAL                          PAID FOR THE YEAR
                                                            MANAGEMENT FEE       EXPENSE CAP       EXPENSE CAP      ENDED 7/31/2015
                                                             (% OF AVERAGE      (% OF AVERAGE      TERMINATION       (% OF AVERAGE
FUND                                                       DAILY NET ASSETS)  DAILY NET ASSETS)        DATE        DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund (FDX)        0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Consumer Staples AlphaDEX(R) Fund (FXG)              0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Energy AlphaDEX(R) Fund (FXN)                        0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Financials AlphaDEX(R) Fund (FXO)                    0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Health Care AlphaDEX(R) Fund (FXH)                   0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Industrials/Producer Durables                        0.50%              0.70%       November 30, 2016        0.50%
   AlphaDEX(R) Fund (FXR)
------------------------------------------------------------------------------------------------------------------------------------
First Trust Materials AlphaDEX(R) Fund (FXZ)                     0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Technology AlphaDEX(R) Fund (FXL)                    0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Utilities AlphaDEX(R) Fund (FXU)                     0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Large Cap Core AlphaDEX(R) Fund (FEX)                0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Mid Cap Core AlphaDEX(R) Fund (FNX)                  0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Small Cap Core AlphaDEX(R) Fund (FYX)                0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Large Cap Value AlphaDEX(R) Fund (FTA)               0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)              0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)               0.50%              0.70%       November 30, 2016        0.50%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)              0.50%              0.70%       November 30, 2016        0.48%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)                 0.70%               N/A               N/A               0.70%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY)                0.70%               N/A               N/A               0.70%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Small Cap Value AlphaDEX(R) Fund (FYT)               0.70%               N/A               N/A               0.70%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)              0.70%               N/A               N/A               0.70%
------------------------------------------------------------------------------------------------------------------------------------
First Trust Mega Cap AlphaDEX(R) Fund (FMK)                      0.70%               N/A               N/A               0.70%
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

                           HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on NYSE Arca. Although shares are generally purchased and sold in "round lots" of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller "odd lots," at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.

For purposes of the 1940 Act, each Fund is treated as a registered investment company, and the acquisition of shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with a Fund regarding the terms of any investment. The Funds will not invest in securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.


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BOOK ENTRY

Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.

SHARE TRADING PRICES

The trading price of shares of a Fund on NYSE Arca is based on market price and may differ from such Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

NYSE Arca intends to disseminate the approximate value of shares of the Funds every 15 seconds. This approximate value should not be viewed as a "real-time" update of the net asset value per share of the Funds because the approximate value may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of shares of the Funds and the Funds do not make any warranty as to its accuracy.

FREQUENT PURCHASES AND REDEMPTIONS OF THE FUNDS' SHARES

The Funds impose no restrictions on the frequency of purchases and redemptions ("market timing"). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board considered that the Funds' shares can only be purchased and redeemed directly from the Funds in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants ("APs")) and that the vast majority of trading in the Funds' shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Funds may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Funds and increased transaction costs, which could negatively impact the Funds' ability to achieve their investment objectives. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Funds impose fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Funds, or otherwise not in the Funds' best interests.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends from net investment income from the Funds, if any, are declared and paid quarterly by each respective Fund. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

                              FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

FUND STATUS

Each Fund intends to continue to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

DISTRIBUTIONS

The Funds' distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of a Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from a Fund may also be subject to a 3.8% "Medicare tax." This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

DIVIDENDS RECEIVED DEDUCTION

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain corporations may be reported by the Funds as being eligible for the dividends received deduction.

CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. Each Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

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SALE OF SHARES

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

DEDUCTIBILITY OF FUND EXPENSES

Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

NON-U.S. TAX CREDIT

Because the Funds may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes a Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes such Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

NON-U.S. INVESTORS

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2015, distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by such Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury; and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Disposition of shares by such persons may be subject to such withholding after December 31, 2018.

INVESTMENTS IN CERTAIN NON-U.S. CORPORATIONS

If a Fund holds an equity interest in any passive foreign investment companies ("PFICs"), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, a Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in

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excess of its distributions from PFICs and its proceeds from dispositions of
PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

                               DISTRIBUTION PLAN

FTP serves as the distributor of Creation Units for the Funds on an agency basis. FTP does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

The Funds do not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before December 31, 2016. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

                                NET ASSET VALUE

Each Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for a Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the NASDAQ Stock Market(R) and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ Stock Market(R) or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ Stock Market(R) or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ Stock Market(R) or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor's Pricing Committee, at fair value. The use of fair value pricing by a Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "Securities Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the Funds' SAI for details.

                             FUND SERVICE PROVIDERS

The Bank of New York Mellon Corporation, One Wall Street, New York, New York 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Funds. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds.

                                INDEX PROVIDERS

Each equity index in the StrataQuant(R) Series that each applicable AlphaDEX(R) Sector Fund seeks to track is compiled by NYSE. NYSE is not affiliated with the AlphaDEX(R) Sector Funds, First Trust or FTP. The AlphaDEX(R) Sector Funds are entitled to use each equity index in the StrataQuant(R) Series pursuant to sublicensing arrangements by and among each applicable AlphaDEX(R) Sector Fund, NYSE, First Trust and FTP, which in turn has a licensing agreement with NYSE. NYSE, or its agent, also serves as the index calculation agent for each equity index in the StrataQuant(R) Series. The index calculation agent will calculate and disseminate the values of such Indices at least once every 15 seconds.

Each equity index in the Defined Index Series that each applicable AlphaDEX(R) Style Fund seeks to track is compiled by S&P. S&P is not affiliated with the AlphaDEX(R) Style Funds, First Trust or FTP. The AlphaDEX(R) Style Funds are entitled to use each equity index in the Defined Index Series pursuant to sublicensing arrangements by and among each applicable AlphaDEX(R) Style Fund, S&P, First Trust and FTP, which in turn has a licensing agreement with S&P. S&P, or its agent, also serves as the index calculation agent for each equity index in the Defined Index Series. The index calculation agent will calculate and disseminate the values of such Indices at least once every 15 seconds.

                                  DISCLAIMERS

First Trust does not guarantee the accuracy and/or the completeness of the Indices or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the shares of the Funds or any other person or entity from the use of the Indices or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indices, even if notified of the possibility of such damages.

"AlphaDEX(R)" is a registered trademark of FTP. The Funds and First Trust on behalf of the Funds have been granted the right by FTP to use the name "AlphaDEX(R)" for certain purposes.


ALPHADEX(R) SECTOR FUNDS

Each of the StrataQuant(R) Series Indices is a registered trademark of NYSE or its affiliates and is licensed for use by FTP. FTP sublicenses the StrataQuant(R) Series Indices to the AlphaDEX(R) Sector Funds and to First Trust. The AlphaDEX(R) Sector Funds are not sponsored, endorsed, sold or promoted by NYSE. NYSE makes no representation or warranty, express or implied, to the owners of the AlphaDEX(R) Sector Funds or any member of the public regarding the advisability of investing in securities generally or the AlphaDEX(R) Sector Funds particularly or as to the result to be obtained by any person from the use of the StrataQuant(R) Series in connection with the trading of the AlphaDEX(R) Sector Funds.

FTP has licensed to NYSE, free of charge, the right to use certain intellectual property owned by FTP, including the AlphaDEX(R) trademark and the AlphaDEX(R) stock selection method, in connection with the creation of the StrataQuant(R) Series Indices. FTP has received a patent on the AlphaDEX(R) stock selection method from the United States Patent and Trademark Office.

Notwithstanding such license, NYSE (following the acquisition of AMEX by NYSE) is solely responsible for the creation, compilation and administration of the StrataQuant(R) Series Indices and has the exclusive right to determine the stocks included in the Indices and the Indices' methodologies.

The AlphaDEX(R) Sector Funds are not sponsored, endorsed, sold or promoted by Frank Russell Company ("Underlying Index Provider") or by the Index Provider. Neither Underlying Index Provider nor Index Provider makes any representation or warranty, express or implied, to the owners of the AlphaDEX(R) Sector Funds or any member of the public regarding the advisability of investing in securities generally or in the AlphaDEX(R) Sector Funds particularly or the ability of any of the StrataQuant(R) Series to track general stock market performance or a segment of the same. Index Provider's publication of the StrataQuant(R) Series in no way suggests or implies an opinion by Underlying Index Provider or by Index Provider as to the advisability of investment in any or all of the securities upon which the StrataQuant(R) Series is based. Index Provider's only relationship to FTP is the licensing of certain trademarks and trade names of

Index Provider and of the StrataQuant(R) Series which is determined, composed and calculated by Index Provider without regard to FTP, First Trust or the AlphaDEX(R) Sector Funds. Underlying Index Provider and Index Provider are not responsible for and have not reviewed the AlphaDEX(R) Sector Funds nor any associated literature or publications and make no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Underlying Index Provider reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the StrataQuant(R) Series. Underlying Index Provider and Index Provider have no obligation or liability in connection with the administration, marketing or trading of the AlphaDEX(R) Sector Funds.

INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY OF THE STRATAQUANT(R) SERIES OR ANY DATA INCLUDED THEREIN. INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FTP, FIRST TRUST, INVESTORS, OWNERS OF THE ALPHADEX(R) SECTOR FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE STRATAQUANT(R) SERIES OR ANY DATA INCLUDED THEREIN. INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE STRATAQUANT(R) SERIES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ALPHADEX(R) STYLE FUNDS

FTP has licensed to S&P, free of charge, the right to use certain intellectual property owned by FTP, including the AlphaDEX(R) trademark and the AlphaDEX(R) stock selection method, in connection with the S&P's creation of the Defined Index Series. FTP has received a patent on the AlphaDEX(R) stock selection method from the United States Patent and Trademark Office.

Notwithstanding such license, S&P is solely responsible for the creation, compilation and administration of the Defined Index Series and has the exclusive right to determine the stocks included in the Indices and the Indices' methodologies.

Standard & Poor's, S&P, S&P 500(R), S&P MidCap 400(R), S&P SmallCap 600(R), and S&P Composite 1500(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by FTP. The "Defined Index Series" is a product of S&P Dow Jones Indices LLC, and has been licensed for use by FTP. The AlphaDEX(R) Style Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the AlphaDEX(R) Style Funds or any member of the public regarding the advisability of investing in securities generally or in the AlphaDEX(R) Style Funds particularly or the ability of any of the Defined Index Series to track general market performance. S&P Dow Jones Indices only relationship to FTP with respect to the Defined Index Series is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Defined Index Series is determined, composed and calculated by S&P Dow Jones Indices without regard to FTP or the AlphaDEX(R) Style Funds. S&P Dow Jones Indices has no obligation to take the needs of FTP or the owners of the AlphaDEX(R) Style Funds into consideration in determining, composing or calculating the Defined Index Series. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the share prices, and amount of share of the AlphaDEX(R) Style Funds or the timing of the issuance or sale of share of the AlphaDEX(R) Style Funds or in the determination or calculation of the equation by which the AlphaDEX(R) Style Funds are to be issued. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the AlphaDEX(R) Style Funds. There is no assurance that investment products based on the Defined Index Series will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DEFINED INDEX SERIES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FTP, OWNERS OF THE ALPHADEX(R) STYLE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DEFINED INDEX SERIES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW

JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FTP, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

                               INDEX INFORMATION

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the consumer discretionary sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. The value of the Index is disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE constructs the Index in the following manner:

    1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

    2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

    3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the consumer discretionary sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

    4. The top 75% of the stocks contained in the consumer discretionary sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the fourth business day of the following month.

NYSE reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the consumer staples sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. The value of the Index is disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE constructs the Index in the following manner:

    1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

    2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

    3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the consumer staples sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

    4. The top 75% of the stocks contained in the consumer staples sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%)
         and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the fourth business day of the following month.

NYSE reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the energy sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. The value of the Index is disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE constructs the Index in the following manner:

    1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

    2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive the rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

    3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the energy sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

    4. The top 75% of the stocks contained in the energy sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15
         (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the fourth business day of the following month.

NYSE reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index in the financials sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. The value of the Index is disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE constructs the Index in the following manner:

    1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

    2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

    3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the financial services sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

    4. The top 75% of the stocks contained in the financial services sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%)
         and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the fourth business day of the following month.

NYSE reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the health care sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. The value of the Index is disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE constructs the Index in the following manner:

    1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

    2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

    3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the health care sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

    4. The top 75% of the stocks contained in the health care sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15
         (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the fourth business day of the following month.

NYSE reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the industrials/producer durables sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. The value of the Index is disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE constructs the Index in the following manner:

    1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

    2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

    3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the industrials/producer durables sectors are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

    4. The top 75% of the stocks contained in the industrials/producer durables sectors is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the fourth business day of the following month.

NYSE reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the materials sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. The value of the Index is disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE constructs the Index in the following manner:

    1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

    2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

    3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the materials and processing sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

    4. The top 75% of the stocks contained in the materials and processing sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the fourth business day of the following month.

NYSE reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the technology sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. The value of the Index is disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE constructs the Index in the following manner:

    1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

    2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

    3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the technology sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

    4. The top 75% of the stocks contained in the technology sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15
         (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the fourth business day of the following month.

NYSE reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.


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FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by NYSE to objectively identify and select stocks from the Russell 1000(R) Index in the utilities sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. The value of the Index is disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE constructs the Index in the following manner:

    1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

    2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

    3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the utilities sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

    4. The top 75% of the stocks contained in the utilities sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15
         (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the fourth business day of the following month.

NYSE reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.


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FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P 500(R) Index includes 500 leading companies in leading industries of the U.S. economy representing approximately 75% of the U.S. equities market. The inception date of the Index was April 9, 2007. The initial divisor was created to set a benchmark value of 100.00 on January 8, 1996. The Index was created and trademarked by S&P.

The Index is constructed by S&P in the following manner:

    1.   S&P begins with the universe of stocks in the S&P 500(R) Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P 500(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score.

    3. For the Index, stocks are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P MidCap 400(R) Index includes 400 stocks selected on market capitalization, liquidity and industry representation covering over 7% of the U.S. equities market. The inception date of the Index was April 9, 2007. The initial divisor was created to set a benchmark value of
100.00 on January 8, 1996. The Index was created and trademarked by S&P.

The Index is constructed by S&P in the following manner:

    1.   S&P begins with the universe of stocks in the S&P MidCap 400(R) Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P MidCap 400(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. For stocks


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


         that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score.

    3. For the Index, stocks are ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P SmallCap 600(R) Index includes 600 stocks selected on size, financial viability, liquidity, adequate float size and other trading requirements covering 3%-4% of the U.S. equities market. The inception date of the Index was April 9, 2007. The initial divisor was created to set a benchmark value of 100.00 on January 8, 1996. The Index was created and trademarked by S&P.

The Index is constructed by S&P in the following manner:

    1.   S&P begins with the universe of stocks in the S&P SmallCap 600(R)
         Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P SmallCap 600(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score.

    3. For the Index, stocks are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P 500(R) Value Index includes certain stocks


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within the S&P 500(R) Index selected on value factors. The inception date of the
Index was April 9, 2007. The initial divisor was created to set a benchmark value of 100.00 on January 8, 1996. The Index was created and trademarked by S&P.

The Index is constructed by S&P in the following manner:

    1.   S&P begins with the universe of stocks in the S&P 500(R) Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P 500(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. Stocks that S&P classified solely as growth are not eligible for inclusion in the Index. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P allocates between growth and value are not eligible for inclusion in the Index if their growth scores are better than their value scores.

    3. For the Index, all eligible stocks from 2b above are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P 500(R) Growth Index includes certain stocks within the S&P 500(R) Index selected on growth factors. The inception date of the Index was April 9, 2007. The initial divisor was created to set a benchmark value of 100.00 on January 8, 1996. The Index was created and trademarked by S&P.

The Index is constructed by S&P in the following manner:

    1.   S&P begins with the universe of stocks in the S&P 500(R) Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P 500(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. Stocks that S&P classified solely as value are not eligible for inclusion in the Index. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P allocates between growth and value are not eligible for inclusion in the Index if their value scores are better than their growth scores.


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


    3. For the Index, all eligible stocks from 2b above are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P Composite 1500(R) Value Index includes certain stocks within the S&P Composite 1500(R) Index considered to have value characteristics. The inception date of the Index was April 9, 2007. The initial divisor was created to set a benchmark value of 100.00 on January 8, 1996. The Index was created and trademarked by S&P.

The stocks of the S&P Composite 1500(R) Value Index (i) that are members of the S&P 500(R) Value Index will comprise 50% of the Index, (ii) that are members of the S&P MidCap 400(R) Value Index will comprise 30% of the Index and (iii) that are members of the S&P SmallCap 600(R) Value Index will comprise 20% of the Index. The Index is constructed in the following manner:

For the stocks selected from the S&P 500(R) Value Index:

    1.   S&P begins with the universe of stocks in the S&P 500(R) Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P 500(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. Stocks that S&P classified solely as growth are not eligible for inclusion in the Index. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P allocates between growth and value are not eligible for inclusion in the Index if their growth scores are better than their value scores.

    3. For the Index, all eligible stocks from 2b above are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

For the stocks selected from the S&P MidCap 400(R) Value Index:

    1.   S&P begins with the universe of stocks in the S&P MidCap 400(R) Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.


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


    2b. S&P Growth and Value series of the S&P MidCap 400(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. Stocks that S&P classified solely as growth are not eligible for inclusion in the Index. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P allocates between growth and value are not eligible for inclusion in the Index if their growth scores are better than their value scores.

    3. For the Index, all eligible stocks from 2b above are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

For the stocks selected from the S&P SmallCap 600(R) Value Index:

    1.   S&P begins with the universe of stocks in the S&P SmallCap 600(R)
         Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P SmallCap 600(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. Stocks that S&P classified solely as growth are not eligible for inclusion in the Index. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P allocates between growth and value are not eligible for inclusion in the Index if their growth scores are better than their value scores.

    3. For the Index, all eligible stocks from 2b above are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P Composite 1500(R) Growth Index includes certain stocks within the S&P Composite 1500(R) Index considered to have growth characteristics. The inception date of the Index was April 9, 2007. The initial divisor was created to set a benchmark value of 100.00 on January 8, 1996. The Index was created and trademarked by S&P.

The stocks of the S&P Composite 1500(R) Growth Index (i) that are members of the S&P 500(R) Growth Index will comprise 50% of the Index; (ii) that are members of the S&P MidCap 400(R) Growth Index will comprise 30% of the Index; and (iii) that are members of the S&P SmallCap 600(R) Growth Index will comprise 20% of the Index. The Index is constructed in the following manner:

For the stocks selected from the S&P 500(R) Growth Index:

    1.   S&P begins with the universe of stocks in the S&P 500(R) Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P 500(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. Stocks that S&P classified solely as value are not eligible for inclusion in the Index. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P allocates between growth and value are not eligible for inclusion in the Index if their value scores are better than their growth scores.

    3. For the Index, all eligible stocks from 2b above are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

For the stocks selected from the S&P MidCap 400(R) Growth Index:

    1.   S&P begins with the universe of stocks in the S&P MidCap 400(R) Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P MidCap 400(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. Stocks that S&P classified solely as value are not eligible for inclusion in the Index. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P allocates between growth and value are not eligible for inclusion in the Index if their value scores are better than their growth scores.

    3. For the Index, all eligible stocks from 2b above are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

For the stocks selected from the S&P SmallCap 600(R) Growth Index:

    1.   S&P begins with the universe of stocks in the S&P SmallCap 600(R)
         Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P SmallCap 600(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. Stocks that S&P classified solely as value are not eligible for inclusion in the Index. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P allocates between growth and value are not eligible for inclusion in the Index if their value scores are better than their growth scores.

    3. For the Index, all eligible stocks from 2b above are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P MidCap 400(R) Value Index includes certain stocks within the S&P MidCap 400(R) Index selected on value factors. The inception date of the Index was December 31, 2010. The initial divisor was created to set a benchmark value of 100.00 on December 31, 2010. The Index was created and trademarked by S&P.

The Index is constructed by S&P in the following manner:

    1.   S&P begins with the universe of stocks in the S&P MidCap 400(R) Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P MidCap 400(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. Stocks that S&P classified solely as growth are not eligible for inclusion in the Index. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P allocates between growth and value are not eligible for inclusion in the Index if their growth scores are better than their value scores.

    3. For the Index, all eligible stocks from 2b above are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P MidCap 400(R) Growth Index includes certain stocks within the S&P MidCap 400(R) Index selected on growth factors. The inception date of the Index was December 31, 2010. The initial divisor was created to set a benchmark value of 100.00 on December 31, 2010. The Index was created and trademarked by S&P.

The Index is constructed by S&P in the following manner:

    1.   S&P begins with the universe of stocks in the S&P MidCap 400(R) Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P MidCap 400(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. Stocks that S&P classified solely as value are not eligible for inclusion in the Index. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P allocates between growth and value are not eligible for inclusion in the Index if their value scores are better than their growth scores.

    3. For the Index, all eligible stocks from 2b above are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P SmallCap 600(R) Value Index includes certain stocks within the S&P SmallCap 600(R) Index selected on value factors. The inception date of the Index was December 31, 2010. The initial divisor was created to set a benchmark value of 100.00 on December 31, 2010. The Index was created and trademarked by S&P.

The Index is constructed by S&P in the following manner:

    1.   S&P begins with the universe of stocks in the S&P SmallCap 600(R)
         Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P SmallCap 600(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. Stocks that S&P classified solely as growth are not eligible for inclusion in the Index. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P allocates between growth and value are not eligible for inclusion in the Index if their growth scores are better than their value scores.

    3. For the Index, all eligible stocks from 2b above are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P SmallCap 600(R) Growth Index includes certain stocks within the S&P SmallCap 600(R) Index selected on growth factors. The inception date of the Index was December 31, 2010. The initial divisor was created to set a benchmark value of 100.00 on December 31, 2010. The Index was created and trademarked by S&P.

The Index is constructed by S&P in the following manner:

    1.   S&P begins with the universe of stocks in the S&P SmallCap 600(R)
         Index.

    2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

    2b. S&P Growth and Value series of the S&P SmallCap 600(R) Index is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. Stocks that S&P classified solely as value are not eligible for inclusion in the Index. For stocks that S&P allocates between growth and value, the stock receives the best rank from step 2a as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P allocates between growth and value are not eligible for inclusion in the Index if their value scores are better than their growth scores.

    3. For the Index, all eligible stocks from 2b above are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

    4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

INDEX CONSTRUCTION

The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P BMI US Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P BMI US Index is a subset of the S&P Global BMI and is a comprehensive, rules-based index designed to measure the performance of the U.S. stock market. The inception date of the Index was April 18, 2011. The initial divisor was created to set a benchmark value of 100.00 on April 18, 2011. The Index was created and trademarked by S&P.

The Index is constructed by S&P in the following manner:

    1. S&P begins with the largest 100 stocks based on market capitalization in the S&P BMI US Index that meet minimum liquidity requirements.

    2. S&P ranks all stocks in the above universe on the following growth and value factors: the growth factors are three, six and 12-month price appreciation, sales to price and one year sales growth and the value factors are book value to price, cash flow to price and return on assets. Stocks are ranked separately on the sum of ranks for both growth and value factors.

    3. Each stock receives the better of its growth or value rank from step 2 as its selection score.

    4. Stocks are then ranked according to their selection score from step 3. The top 50 stocks by selection score comprise the "selected stocks."

    5. The "selected stocks" are then split into quintiles based on their score from step 4. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

    6. A sector constraint is then applied such that no sector may be overweight more than 15% over the benchmark (S&P 100 Index).

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open of trading on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

ALPHADEX(R) SECTOR FUNDS

The AlphaDEX(R) Sector Funds will make changes to their portfolios shortly after changes to the StrataQuant(R) Series are released to the public. Investors are able to access the holdings of each AlphaDEX(R) Sector Fund and the composition and compilation methodology of the StrataQuant(R) Series through the AlphaDEX(R) Sector Funds' website at www.ftportfolios.com.

In the event that NYSE no longer calculates the StrataQuant(R) Series, the StrataQuant(R) Series license is terminated or the identity or character of any equity index of the StrataQuant(R) Series is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the AlphaDEX(R) Sector Funds. The Board will also take whatever actions it deems to be in the best interests of the AlphaDEX(R) Sector Funds if the AlphaDEX(R) Sector Funds' shares are delisted.

ALPHADEX(R) STYLE FUNDS

The Defined Index Series was created and trademarked by S&P. The AlphaDEX(R) Style Funds will make changes to their portfolios shortly after changes to the Defined Index Series are released to the public. Investors are able to access the holdings of each AlphaDEX(R) Style Fund and the composition and compilation methodology of the Defined Index Series through the AlphaDEX(R) Style Funds' website at www.ftportfolios.com.

In the event that S&P no longer calculates the Defined Index Series, the Defined Index Series license is terminated or the identity or character of any equity index of the Defined Index Series is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the AlphaDEX(R) Style Funds. The Board will also take whatever actions it deems to be in the best interests of the AlphaDEX(R) Style Funds if the AlphaDEX(R) Style Funds' shares are delisted.

                          PREMIUM/DISCOUNT INFORMATION

The tables that follow present information about the differences between each Fund's daily market price on NYSE Arca and its net asset value. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time a Fund's net asset value is calculated. A Fund's Market Price may be at, above, or below its net asset value. The net asset value of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its net asset value, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the net asset value and Market Price of a Fund on a given day, generally at the time net asset value is calculated. A premium is the amount that a Fund is trading above the reported net asset value. A discount is the amount that a Fund is trading below the reported net asset value.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of each Fund against each Fund's net asset value. The information shown for each Fund is for the period indicated. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares because shares are bought and sold at current market price. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Funds' shares have traded is available on the Funds' website at www.ftportfolios.com.

                            FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 210                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   134                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  42                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    54                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                               FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 209                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   142                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  43                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    46                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                                    FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 199                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   110                       1                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  53                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    77                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                                  FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 192                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   144                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  60                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    44                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                                 FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 209                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   156                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  43                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    32                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                        FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 192                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   117                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  60                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    71                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                                  FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 181                       1                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   121                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  69                       1                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    67                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                                  FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 197                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   119                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  55                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    69                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                                  FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 181                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   105                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  71                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    83                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                                FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 231                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   132                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  21                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    56                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                                 FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 197                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   124                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  55                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    64                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                                FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 178                       1                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   127                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  73                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    61                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                               FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 215                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   134                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  37                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    54                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                               FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 216                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   145                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  36                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    43                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                               FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 184                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    96                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  68                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    92                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                               FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 191                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   118                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  61                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    70                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                                FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 209                       1                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   136                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  42                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    52                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                                FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 179                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   144                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  73                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    44                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                               FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 140                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   129                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 112                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    59                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                               FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 191                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   147                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  61                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    41                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                                   FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)
                                     BID/ASK MIDPOINT VS. NET ASSET VALUE

                           NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                 157                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                   129                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF DAYS BID/ASK MIDPOINT BELOW NET ASSET VALUE
                                       0.00% - 0.49%          0.50% - 0.99%           1.00% - 1.99%            >= 2.00%
-------------------------------------------------------------------------------------------------------------------------
12 Months Ended 12/31/2014                  95                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------
9 Months Ended 9/30/2015                    59                       0                       0                      0
-------------------------------------------------------------------------------------------------------------------------

                            TOTAL RETURN INFORMATION

The tables below compare the total return of each Fund to the total return of the Index on which it is based. The information presented for each Fund is for the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by First Trust.

"Average annual total returns" represent the average annual change in the value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. The net asset value per share of a Fund is the value of one share of a Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of a Fund, and the market return is based on the market price per share of a Fund. The price used to calculate market return ("Market Price") generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the shares of a Fund are listed for trading, as of the time that a Fund's net asset value is calculated. Since the shares of each Fund typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in shares of a Fund, the net asset value of a Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and net asset value, respectively. An Index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the Indices. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of a Fund. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.

                            FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
NAV                                 16.54%            19.45%              8.60%            143.19%            97.19%
---------------------------------------------------------------------------------------------------------------------
Market Price                        16.57%            19.46%              8.60%            143.25%            97.24%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
StrataQuant(R) Consumer
   Discretionary Index              17.34%            20.31%              9.42%            152.11%           109.73%
---------------------------------------------------------------------------------------------------------------------


                               FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                     23.09%            21.01%             11.99%            159.47%           154.00%
---------------------------------------------------------------------------------------------------------------------
Market Price                        23.18%            21.03%             12.00%            159.73%           154.10%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
StrataQuant(R) Consumer
   Staples Index                    23.79%            21.99%             12.86%            170.11%           170.57%
---------------------------------------------------------------------------------------------------------------------



                                    FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                    -38.59%             2.11%             -1.25%             11.03%            -9.85%
---------------------------------------------------------------------------------------------------------------------
Market Price                       -38.59%             2.09%             -1.25%             10.89%            -9.85%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
StrataQuant(R) Energy Index        -38.45%             2.75%             -0.61%             14.52%            -4.95%
---------------------------------------------------------------------------------------------------------------------

                                  FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                     14.39%            15.33%              4.16%            104.04%            39.88%
---------------------------------------------------------------------------------------------------------------------
Market Price                        14.39%            15.34%              4.17%            104.12%            39.93%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
StrataQuant(R) Financials Index     15.20%            16.23%              5.08%            112.15%            50.33%
---------------------------------------------------------------------------------------------------------------------


                                 FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                     31.06%            26.59%             16.46%            225.12%           250.48%
---------------------------------------------------------------------------------------------------------------------
Market Price                        31.11%            26.60%             16.47%            225.26%           250.63%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
StrataQuant(R) Health Care Index    31.97%            27.50%             17.34%            236.95%           272.96%
---------------------------------------------------------------------------------------------------------------------


                        FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                      1.30%            14.85%              5.63%             99.86%            56.99%
---------------------------------------------------------------------------------------------------------------------
Market Price                         1.37%            14.89%              5.64%            100.19%            57.04%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
StrataQuant(R) Industrials Index     1.88%            15.69%              6.41%            107.27%            66.81%
---------------------------------------------------------------------------------------------------------------------


                                  FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                     -4.36%            10.61%              6.79%             65.53%            71.67%
---------------------------------------------------------------------------------------------------------------------
Market Price                        -4.39%            10.60%              6.78%             65.48%            71.61%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
StrataQuant(R) Materials Index      -3.75%            11.47%              7.60%             72.12%            82.75%
---------------------------------------------------------------------------------------------------------------------

                                  FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                     10.72%            14.38%              7.21%             95.77%            77.37%
---------------------------------------------------------------------------------------------------------------------
Market Price                        10.74%            14.38%              7.22%             95.78%            77.47%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
StrataQuant(R) Technology Index     11.43%            15.26%              8.10%            103.45%            89.84%
---------------------------------------------------------------------------------------------------------------------


                                  FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                    INCEPTION                               INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                      5.77%            11.59%              4.97%             73.03%            49.08%
---------------------------------------------------------------------------------------------------------------------
Market Price                         5.77%            11.57%              4.97%             72.91%            49.06%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
StrataQuant(R) Utilities Index       6.45%            12.57%              5.89%             80.73%            60.16%
---------------------------------------------------------------------------------------------------------------------


                                FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                      7.67%            15.48%              6.55%            105.38%            68.52%
---------------------------------------------------------------------------------------------------------------------
Market Price                         7.74%            15.51%              6.56%            105.60%            68.66%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Defined Large Cap Core Index         8.39%            16.31%              7.33%            112.88%            79.03%
---------------------------------------------------------------------------------------------------------------------


                                 FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                      5.55%            15.17%              7.91%            102.60%            87.14%
---------------------------------------------------------------------------------------------------------------------
Market Price                         5.51%            15.18%              7.91%            102.68%            87.14%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Defined Mid Cap Core Index           6.21%            15.98%              8.70%            109.87%            98.62%
---------------------------------------------------------------------------------------------------------------------

                                FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                      5.45%            14.75%              6.47%             98.95%            67.55%
---------------------------------------------------------------------------------------------------------------------
Market Price                         5.48%            14.74%              6.46%             98.83%            67.45%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Defined Small Cap Core Index         6.12%            15.57%              7.31%            106.21%            78.72%
---------------------------------------------------------------------------------------------------------------------


                               FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                     -0.29%            14.13%              5.82%             93.64%            59.34%
---------------------------------------------------------------------------------------------------------------------
Market Price                        -0.34%            14.16%              5.82%             93.88%            59.33%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Defined Large Cap Value Index        0.37%            14.97%              6.64%            100.91%            69.72%
---------------------------------------------------------------------------------------------------------------------


                               FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                     17.32%            16.75%              7.07%            116.91%            75.47%
---------------------------------------------------------------------------------------------------------------------
Market Price                        17.33%            16.79%              7.08%            117.26%            75.61%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Defined Large Cap Growth Index      18.12%            17.61%              7.86%            125.03%            86.37%
---------------------------------------------------------------------------------------------------------------------


                               FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                     -0.74%            14.15%              6.42%             93.78%            66.86%
---------------------------------------------------------------------------------------------------------------------
Market Price                        -0.77%            14.13%              6.41%             93.68%            66.70%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Defined Multi Cap Value Index       -0.02%            15.04%              7.27%            101.46%            78.17%
---------------------------------------------------------------------------------------------------------------------

                               FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                            AVERAGE ANNUAL                         CUMULATIVE
                                                      --------------------------           --------------------------
                                                                       INCEPTION                            INCEPTION
                                    1 YEAR            5 YEARS           (5/8/07)           5 YEARS           (5/8/07)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                     15.89%            16.34%              7.33%            113.15%            79.02%
---------------------------------------------------------------------------------------------------------------------
Market Price                        15.93%            16.37%              7.34%            113.40%            79.09%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Defined Multi Cap Growth Index      16.77%            17.25%              8.16%            121.56%            90.74%
---------------------------------------------------------------------------------------------------------------------


                                FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                                             AVERAGE ANNUAL              CUMULATIVE
                                                                            ----------------            ------------
                                                                               INCEPTION                 INCEPTION
                                                       1 YEAR                  (4/19/11)                 (4/19/11)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                                        -0.87%                    10.53%                    53.52%
---------------------------------------------------------------------------------------------------------------------
Market Price                                           -1.04%                    10.51%                    53.41%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Defined Mid Cap Value Index                            -0.26%                    11.34%                    58.41%
---------------------------------------------------------------------------------------------------------------------


                                FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                                             AVERAGE ANNUAL              CUMULATIVE
                                                                            ----------------            ------------
                                                                               INCEPTION                 INCEPTION
                                                       1 YEAR                  (4/19/11)                 (4/19/11)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                                        13.91%                    11.19%                    57.47%
---------------------------------------------------------------------------------------------------------------------
Market Price                                           13.99%                    11.19%                    57.52%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Defined Mid Cap Growth Index                           14.77%                    12.04%                    62.68%
---------------------------------------------------------------------------------------------------------------------


                               FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                                             AVERAGE ANNUAL              CUMULATIVE
                                                                            ----------------            ------------
                                                                               INCEPTION                 INCEPTION
                                                       1 YEAR                  (4/19/11)                 (4/19/11)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                                        -1.89%                    10.99%                    56.29%
---------------------------------------------------------------------------------------------------------------------
Market Price                                           -1.83%                    10.98%                    56.24%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Defined Small Cap Value Index                          -1.03%                    11.93%                    62.04%
---------------------------------------------------------------------------------------------------------------------

                               FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                                             AVERAGE ANNUAL              CUMULATIVE
                                                                            ----------------            ------------
                                                                               INCEPTION                 INCEPTION
                                                       1 YEAR                  (4/19/11)                 (4/19/11)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                                        15.17%                    11.79%                    61.16%
---------------------------------------------------------------------------------------------------------------------
Market Price                                           15.17%                    11.78%                    61.11%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Defined Small Cap Growth Index                         16.11%                    12.68%                    66.75%
---------------------------------------------------------------------------------------------------------------------


                                   FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)
                                       TOTAL RETURNS AS OF JULY 31, 2015

                                                                             AVERAGE ANNUAL              CUMULATIVE
                                                                            ----------------            ------------
                                                                               INCEPTION                 INCEPTION
                                                       1 YEAR                  (5/11/11)                 (5/11/11)
---------------------------------------------------------------------------------------------------------------------
FUND PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net Asset Value                                         6.29%                     9.55%                    46.99%
---------------------------------------------------------------------------------------------------------------------
Market Price                                            6.33%                     9.56%                    47.04%
---------------------------------------------------------------------------------------------------------------------
INDEX PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Defined Mega Cap Index                                  7.15%                    10.46%                    52.18%
---------------------------------------------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of each Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose reports, along with each Fund's financial statements, are included in the Annual Reports to Shareholders dated July 31, 2015 and are incorporated by reference in the Funds' SAI, which is available upon request.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    32.24    $    28.81    $   20.52    $    21.35    $   15.91
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.30          0.13         0.29          0.18         0.08
Net realized and unrealized gain (loss)                       5.03          3.43         8.29         (0.84)        5.44
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              5.33          3.56         8.58         (0.66)        5.52
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.28)        (0.13)       (0.29)        (0.17)       (0.08)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    37.29    $    32.24    $   28.81    $    20.52    $   21.35
==============================================================================================================================
TOTAL RETURN (a)                                             16.54%        12.37%       42.17%        (3.06)%      34.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $2,559,671    $  943,060    $ 737,449    $  424,739    $ 625,596
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.63%         0.70%        0.72%         0.72%        0.73%
Ratio of net expenses to average net assets                   0.63%         0.70%        0.70%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 0.91%         0.42%        1.20%         0.84%        0.44%
Portfolio turnover rate (b)                                    131%          100%          99%           98%          90%
------------------------------------------------------------------------------------------------------------------------------


FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    37.71    $    33.22    $   23.50    $    24.49    $   18.82
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.72          0.51         0.35          0.42         0.17
Net realized and unrealized gain (loss)                       7.95          4.51         9.85         (1.16)        5.68
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              8.67          5.02        10.20         (0.74)        5.85
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.69)        (0.53)       (0.48)        (0.25)       (0.18)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    45.69    $    37.71    $   33.22    $    23.50    $   24.49
==============================================================================================================================
TOTAL RETURN (a)                                             23.09%        15.14%       43.89%        (3.03)%      31.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $2,894,359    $1,059,728    $ 657,759    $  347,740    $ 249,781
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.62%         0.69%        0.71%         0.74%        0.79%
Ratio of net expenses to average net assets                   0.62%         0.69%        0.70%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 1.75%         1.59%        1.37%         1.97%        0.80%
Portfolio turnover rate (b)                                     87%          100%         107%          126%         108%
------------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    28.07    $    22.62    $   18.51    $    23.75    $   16.05
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.40          0.27         0.23          0.14         0.10
Net realized and unrealized gain (loss)                     (11.14)         5.43         4.12         (5.25)        7.71
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (10.74)         5.70         4.35         (5.11)        7.81
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.40)        (0.25)       (0.24)        (0.13)       (0.11)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    16.93    $    28.07    $   22.62    $    18.51    $   23.75
==============================================================================================================================
TOTAL RETURN (a)                                            (38.59)%      25.30%        23.62%      (21.50)%       48.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  346,292    $  813,925    $ 191,135    $  123,065    $ 168,610
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.64%         0.70%        0.74%         0.76%        0.75%
Ratio of net expenses to average net assets                   0.64%         0.70%        0.70%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 1.68%         1.10%        0.82%         0.63%        0.42%
Portfolio turnover rate (b)                                     97%           72%          93%           90%         101%
------------------------------------------------------------------------------------------------------------------------------


FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    21.64    $    19.79    $   14.47    $    14.04    $   13.02
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.30          0.33         0.32          0.21         0.30
Net realized and unrealized gain (loss)                       2.79          1.83         5.32          0.42         1.05
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              3.09          2.16         5.64          0.63         1.35
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.30)        (0.31)       (0.32)        (0.20)       (0.33)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    24.43    $    21.64    $   19.79    $    14.47    $   14.04
==============================================================================================================================
TOTAL RETURN (a)                                             14.39%        10.95%       39.45%         4.57%       10.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $1,074,976    $  904,448    $ 398,820    $  208,369    $ 100,380
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.64%         0.69%        0.72%         0.74%        0.74%
Ratio of net expenses to average net assets                   0.64%         0.69%        0.70%         0.70%        0.70%
Ratio of net investment income to average net assets          1.59%         1.61%        1.92%         1.61%        1.68%
Portfolio turnover rate (b)                                     80%           55%          65%           93%          62%
------------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    53.13    $    42.58    $   30.00    $    28.54    $   21.56
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 (0.05)        (0.01)        0.13          0.02         0.01
Net realized and unrealized gain (loss)                      16.55         10.56        12.58          1.46         7.03
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             16.50         10.55        12.71          1.48         7.04
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                           --            --        (0.13)        (0.02)       (0.06)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    69.63         53.13    $   42.58    $    30.00    $   28.54
==============================================================================================================================
TOTAL RETURN (a)                                             31.06%        24.78%       42.49%         5.17%        32.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $4,233,585    $2,151,907    $ 981,566    $  532,448    $ 241,135
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.62%         0.67%        0.71%         0.73%        0.75%
Ratio of net expenses to average net assets                   0.62%         0.67%        0.70%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                (0.10)%       (0.01)%       0.36%         0.07%        0.01%
Portfolio turnover rate (b)                                    125%           81%          96%          109%         116%
------------------------------------------------------------------------------------------------------------------------------


FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    29.27    $    24.11    $   17.76    $    18.06    $   15.42
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.13          0.24         0.32          0.16         0.08
Net realized and unrealized gain (loss)                       0.26          5.16         6.34         (0.29)        2.65
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.39          5.40         6.66         (0.13)        2.73
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.20)        (0.24)       (0.31)        (0.17)       (0.09)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    29.46    $    29.27    $   24.11    $    17.76    $   18.06
==============================================================================================================================
TOTAL RETURN (a)                                              1.30%        22.44%       37.92%        (0.72)%      17.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $380,087      $881,038    $ 231,413    $  103,876    $  65,913
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.63%         0.69%        0.74%         0.78%        0.79%
Ratio of net expenses to average net assets                   0.63%         0.69%        0.70%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 0.55%         0.99%        1.65%         0.77%        0.47%
Portfolio turnover rate (b)                                    105%           95%         110%           97%         102%
------------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    32.55   $     27.93    $   22.79    $    24.22    $   19.98
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.47          0.35         0.57          0.29         0.22
Net realized and unrealized gain (loss)                      (1.88)         4.60         5.17         (1.45)        4.40
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (1.41)         4.95         5.74         (1.16)        4.62
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.46)        (0.33)       (0.60)        (0.27)       (0.38)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    30.68    $    32.55    $   27.93    $    22.79    $   24.22
==============================================================================================================================
TOTAL RETURN (a)                                             (4.36)%       17.73%       25.39%        (4.78)%      23.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  156,470    $  706,424    $ 251,349      $144,689    $ 588,549
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.64%         0.70%        0.73%         0.73%        0.73%
Ratio of net expenses to average net assets                   0.64%         0.70%        0.70%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 1.25%         1.16%        1.75%         1.14%        0.77%
Portfolio turnover rate (b)                                    104%           76%          82%           92%         116%
------------------------------------------------------------------------------------------------------------------------------


FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    31.74    $    25.97    $   20.97    $    21.81    $   18.12
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.14          0.08         0.13         (0.01)       (0.02)
Net realized and unrealized gain (loss)                       3.26          5.78         5.00         (0.82)        3.72
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              3.40          5.86         5.13         (0.83)        3.70
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.16)        (0.09)       (0.13)        (0.01)       (0.01)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    34.98    $    31.74    $   25.97    $    20.97    $   21.81
==============================================================================================================================
TOTAL RETURN (a)                                             10.72%        22.59%       24.54%        (3.80)%      20.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $900,971      $834,967    $ 284,543    $  216,060    $ 197,529
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.63%         0.70%        0.72%         0.74%        0.74%
Ratio of net expenses to average net assets                   0.63%         0.70%        0.70%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 0.53%         0.28%        0.53%        (0.06)%      (0.14)%
Portfolio turnover rate (b)                                     91%           85%          82%          101%         109%
------------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    22.59    $    20.56    $   18.34    $    17.65    $   15.42
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.83          0.59         0.64          0.45         0.39
Net realized and unrealized gain (loss)                       0.47          2.04         2.22          0.70         2.22
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              1.30          2.63         2.86          1.15         2.61
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.83)        (0.60)       (0.64)        (0.46)       (0.38)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    23.06    $    22.59    $   20.56    $    18.34    $   17.65
==============================================================================================================================
TOTAL RETURN (a)                                              5.77%        13.08%       15.91%         6.65%       17.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  132,568    $  634,851    $ 205,554    $  147,658    $  87,366
Ratios to average net assets:
Ratio of total expenses to average net assets                 0.69%         0.70%        0.73%         0.72%        0.79%
Ratio of net expenses to average net assets                   0.69%         0.70%        0.70%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 2.58%         2.31%        3.53%         2.83%        2.77%
Portfolio turnover rate (b)                                     94%           83%          74%           72%          66%
------------------------------------------------------------------------------------------------------------------------------


FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    43.21    $    37.10    $   28.66    $    28.38    $   23.76
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.57          0.49         0.48          0.35         0.25
Net realized and unrealized gain (loss)                       2.75          6.10         8.45          0.26         4.63
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              3.32          6.59         8.93          0.61         4.88
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.57)        (0.48)       (0.49)        (0.33)       (0.26)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    45.96    $    43.21    $   37.10    $    28.66    $   28.38
==============================================================================================================================
TOTAL RETURN (a)                                              7.67%        17.83%       31.41%         2.20%       20.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $1,932,424    $1,151,542    $ 500,829    $  326,690    $ 273,861
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.61%         0.64%        0.66%         0.70%        0.70%
Ratio of net expenses to average net assets                   0.61%         0.64%        0.66%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 1.25%         1.25%        1.47%         1.27%        1.04%
Portfolio turnover rate (b)                                     91%           78%          78%           95%          81%
------------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    50.65    $    44.95    $    4.19    $    34.17    $   27.10
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.51          0.31         0.42          0.21         0.12
Net realized and unrealized gain (loss)                       2.31          5.75        10.71          0.01         7.09
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              2.82          6.06        11.13          0.22         7.21
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.50)        (0.36)       (0.37)        (0.20)       (0.14)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    52.97    $    50.65    $   44.95    $    34.19    $   34.17
==============================================================================================================================
TOTAL RETURN (a)                                              5.55%        13.49%       32.71%         0.66%       26.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $1,016,952    $  861,094    $ 485,456    $  294,075    $  319,491
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.62%         0.64%        0.66%         0.70%        0.70%
Ratio of net expenses to average net assets                   0.62%         0.64%        0.66%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 0.97%         0.64%        1.04%         0.63%        0.44%
Portfolio turnover rate (b)                                    102%           81%          81%           94%          86%
------------------------------------------------------------------------------------------------------------------------------


FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    46.07    $    42.20    $   31.20    $    30.93    $   24.98
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.35          0.22         0.34          0.17         0.07
Net realized and unrealized gain (loss)                       2.17          3.86        11.00          0.27         5.97
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              2.52          4.08        11.34          0.44         6.04
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.35)        (0.21)       (0.34)        (0.17)       (0.09)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    48.24    $    46.07    $   42.20    $    31.20    $   30.93
==============================================================================================================================
TOTAL RETURN (a)                                              5.45%         9.66%       36.58%         1.42%       24.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $701,882      $520,550    $ 289,082      $140,384    $ 117,530
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.63%         0.66%        0.70%         0.70%        0.74%
Ratio of net expenses to average net assets                   0.63%         0.66%        0.70%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 0.73%         0.49%        0.87%         0.56%        0.24%
Portfolio turnover rate (b)                                     97%           89%          85%          101%          90%
------------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    42.48    $    36.78    $   28.11    $    27.18    $   23.24
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.77          0.69         0.58          0.40         0.32
Net realized and unrealized gain (loss)                      (0.87)         5.69         8.66          0.93         3.93
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.10)         6.38         9.24          1.33         4.25
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.77)        (0.68)       (0.57)        (0.40)       (0.31)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    41.61    $    42.48    $   36.78    $    28.11    $   27.18
==============================================================================================================================
TOTAL RETURN (a)                                             (0.29)%       17.46%       33.15%         4.96%       18.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $1,181,747    $1,021,608    $ 467,124    $  247,370    $ 178,052
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.62%         0.64%        0.67%         0.70%        0.71%
Ratio of net expenses to average net assets                   0.62%         0.64%        0.67%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 1.77%         1.80%        1.85%         1.56%        1.47%
Portfolio turnover rate (b)                                     78%           68%          69%           88%          76%
------------------------------------------------------------------------------------------------------------------------------


FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
et asset value, beginning of period                     $    42.86    $    36.26    $   28.54    $    29.33    $   23.91
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.32          0.23         0.30          0.24         0.17
Net realized and unrealized gain (loss)                       7.09          6.61         7.75         (0.80)        5.43
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              7.41          6.84         8.05         (0.56)        5.60
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.32)        (0.24)       (0.33)        (0.23)       (0.18)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    49.95    $    42.86    $   36.26    $    28.54    $   29.33
==============================================================================================================================
TOTAL RETURN (a)                                             17.32%        18.88%       28.42%        (1.89)%      23.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  681,765    $  304,293    $ 170,419    $  129,864    $ 139,322
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.63%         0.66%        0.70%         0.70%        0.72%
Ratio of net expenses to average net assets                   0.63%         0.66%        0.70%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 0.68%         0.58%        0.88%         0.86%        0.59%
Portfolio turnover rate (b)                                    143%          138%         141%          162%         146%
------------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    45.71    $    40.10    $   29.93    $    29.24    $   24.61
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.64          0.55         0.51          0.36         0.32
Net realized and unrealized gain (loss)                      (0.96)         5.60        10.16          0.69         4.64
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.32)         6.15        10.67          1.05         4.96
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.64)        (0.54)       (0.50)        (0.36)       (0.33)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    44.75    $    45.71    $   40.10    $    29.93    $   29.24
==============================================================================================================================
TOTAL RETURN (a)                                             (0.74)%       15.38%       35.92%         3.62%       20.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  196,887    $  175,986    $  92,227    $   47,882    $  39,470
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.70%         0.70%        0.76%         0.80%        0.87%
Ratio of net expenses to average net assets                   0.70%         0.70%        0.70%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 1.36%         1.29%        1.46%         1.24%        1.16%
Portfolio turnover rate (b)                                     82%           74%          70%           90%          74%
------------------------------------------------------------------------------------------------------------------------------


FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

                                                                            FOR THE YEAR ENDED JULY 31,
                                                  ----------------------------------------------------------------------------
                                                           2015          2014         2013          2012         2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    45.23    $    39.59    $   31.16    $    31.66    $   25.07
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.23          0.12         0.26          0.16         0.08
Net realized and unrealized gain (loss)                       6.94          5.67         8.42         (0.51)        6.62
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              7.17          5.79         8.68         (0.35)        6.70
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.24)        (0.15)       (0.25)        (0.15)       (0.11)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    52.16    $    45.23    $   39.59    $    31.16    $   31.66
==============================================================================================================================
TOTAL RETURN (a)                                             15.89%        14.63%       28.01%        (1.10)%      26.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $   91,279    $   61,062    $  37,609    $   29,606    $  37,990
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.72%         0.74%        0.85%         0.85%        0.95%
Ratio of net expenses to average net assets                   0.70%         0.70%        0.70%         0.70%        0.70%
Ratio of net investment income (loss) to average
   net assets                                                 0.48%         0.27%        0.74%         0.48%        0.20%
Portfolio turnover rate (b)                                    135%          139%         147%          155%         149%
------------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

                                                                                                                  FOR THE
                                                                                                                  PERIOD
                                                                    FOR THE YEAR ENDED JULY 31,                4/19/2011 (a)
                                                  -----------------------------------------------------------     THROUGH
                                                           2015          2014          2013         2012         7/31/2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    30.20    $    26.63    $   19.74    $    19.27    $   20.06
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.39          0.24         0.25          0.15         0.04
Net realized and unrealized gain (loss)                      (0.64)         3.56         6.89          0.47        (0.79)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.25)         3.80         7.14          0.62        (0.75)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.39)        (0.23)       (0.25)        (0.15)       (0.04)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    29.56    $    30.20    $   26.63    $    19.74    $   19.27
==============================================================================================================================
TOTAL RETURN (B)                                             (0.87)%       14.30%       36.37%         3.23%       (3.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $   75,389    $  101,173    $  21,302    $    8,885    $   1,927
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.70%         0.70%        0.70%         0.70%        0.70% (c)
Ratio of net expenses to average net assets                   0.70%         0.70%        0.70%         0.70%        0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                                 1.27%         0.90%        0.96%         0.98%        0.74% (c)
Portfolio turnover rate (d)                                     88%           84%          66%          100%          14%
------------------------------------------------------------------------------------------------------------------------------


FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

                                                                                                                  FOR THE
                                                                                                                  PERIOD
                                                                    FOR THE YEAR ENDED JULY 31,                4/19/2011 (a)
                                                  -----------------------------------------------------------     THROUGH
                                                           2015          2014          2013         2012         7/31/2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    27.61    $    24.62    $   19.50    $    19.93    $   20.17
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.13          0.07         0.18          0.02        (0.00) (e)
Net realized and unrealized gain (loss)                       3.71          3.00         5.07         (0.44)       (0.24)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              3.84          3.07         5.25         (0.42)       (0.24)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.14)        (0.08)       (0.13)        (0.01)          --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    31.31    $    27.61    $   24.62    $    19.50    $   19.93
==============================================================================================================================
TOTAL RETURN (B)                                             13.91%        12.49%       27.05%        (2.11)%      (1.19)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $  114,273    $   41,422    $  22,161    $   16,572    $   6,976
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.70%         0.70%        0.70%         0.70%        0.70% (c)
Ratio of net expenses to average net assets                   0.70%         0.70%        0.70%         0.70%        0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                                 0.42%         0.08%        0.83%         0.11%       (0.18)% (c)
Portfolio turnover rate (d)                                    159%          148%         156%          166%          48%
------------------------------------------------------------------------------------------------------------------------------

(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   Amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

                                                                                                                  FOR THE
                                                                                                                  PERIOD
                                                                    FOR THE YEAR ENDED JULY 31,                4/19/2011 (a)
                                                  -----------------------------------------------------------     THROUGH
                                                           2015          2014          2013         2012         7/31/2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    31.06    $    27.96    $   19.81    $    19.80    $   19.97
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.28          0.23         0.20          0.14         0.03
Net realized and unrealized gain (loss)                      (0.85)         3.09         8.15          0.01        (0.17)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             (0.57)         3.32         8.35          0.15        (0.14)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.29)        (0.22)       (0.20)        (0.14)       (0.03)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    30.20    $    31.06    $   27.96    $    19.81    $   19.80
==============================================================================================================================
TOTAL RETURN (B)                                             (1.89)%       11.86%       42.34%         0.75%       (0.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $   72,491    $   62,110    $  44,743    $    5,944    $   1,980
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.70%         0.70%        0.70%         0.70%        0.70% (c)
Ratio of net expenses to average net assets                   0.70%         0.70%        0.70%         0.70%        0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                                 0.86%         0.72%        1.32%         0.82%        0.57% (c)
Portfolio turnover rate (d)                                     96%           86%         104%          103%          15%
------------------------------------------------------------------------------------------------------------------------------


FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

                                                                                                                  FOR THE
                                                                                                                  PERIOD
                                                                    FOR THE YEAR ENDED JULY 31,                4/19/2011 (a)
                                                  -----------------------------------------------------------     THROUGH
                                                           2015          2014          2013         2012         7/31/2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    27.96    $    26.01    $   20.37    $    19.92    $   20.08
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.04         (0.01)        0.05          0.02        (0.01)
Net realized and unrealized gain (loss)                       4.20          1.97         5.66          0.46        (0.15)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              4.24          1.96         5.71          0.48        (0.16)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.02)        (0.01)       (0.07)        (0.03)          --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    32.18    $    27.96    $   26.01    $    20.37    $   19.92
==============================================================================================================================
TOTAL RETURN (B)                                             15.17%         7.52%       28.14%         2.38%       (0.80)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $   88,492    $   33,557    $  13,007    $    9,167    $   5,977
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.70%         0.70%        0.70%         0.70%        0.70% (c)
Ratio of net expenses to average net assets                   0.70%         0.70%        0.70%         0.70%        0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                                 0.09%        (0.10)%       0.17%         0.14%       (0.36)% (c)
Portfolio turnover rate (d)                                    153%          175%         147%          162%          36%
------------------------------------------------------------------------------------------------------------------------------

(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

                                                                                                                  FOR THE
                                                                                                                  PERIOD
                                                                    FOR THE YEAR ENDED JULY 31,                5/11/2011 (a)
                                                  -----------------------------------------------------------     THROUGH
                                                           2015          2014          2013         2012         7/31/2011
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    26.23    $    22.97    $   18.00    $    18.89    $   19.67
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.37          0.31         0.28          0.18         0.03
Net realized and unrealized gain (loss)                       1.27          3.24         4.97         (0.90)       (0.79)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              1.64          3.55         5.25         (0.72)       (0.76)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.39)        (0.29)       (0.28)        (0.17)       (0.02)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    27.48    $    26.23    $   22.97    $    18.00    $   18.89
==============================================================================================================================
TOTAL RETURN (b)                                              6.29%        15.54%       29.42%        (3.78)%      (3.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $   17,864    $   13,117    $  10,335    $   10,801    $   3,777
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.70%         0.70%        0.70%         0.70%        0.70% (c)
Ratio of net expenses to average net assets                   0.70%         0.70%        0.70%         0.70%        0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                                 1.40%         1.28%        1.32%         1.28%        0.77% (c)
Portfolio turnover rate (d)                                    134%          125%         135%          164%          52%
------------------------------------------------------------------------------------------------------------------------------

(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                               OTHER INFORMATION
CONTINUOUS OFFERING

Each Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by a Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a Prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of each Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on NYSE Arca is satisfied by the fact that the Prospectus is available from NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

                     This page is intentionally left blank.

                     This page is intentionally left blank.

================================================================================

                                  FIRST TRUST

--------------------------------------------------------------------------------

                            ALPHADEX(R) SECTOR FUNDS

              First Trust Consumer Discretionary AlphaDEX(R) Fund
                 First Trust Consumer Staples AlphaDEX(R) Fund
                      First Trust Energy AlphaDEX(R) Fund
                    First Trust Financials AlphaDEX(R) Fund
                    First Trust Health Care AlphaDEX(R) Fund
           First Trust Industrials/Producer Durables AlphaDEX(R) Fund
                     First Trust Materials AlphaDEX(R) Fund
                    First Trust Technology AlphaDEX(R) Fund
                     First Trust Utilities AlphaDEX(R) Fund

                            ALPHADEX(R) STYLE FUNDS

                  First Trust Large Cap Core AlphaDEX(R) Fund
                   First Trust Mid Cap Core AlphaDEX(R) Fund
                  First Trust Small Cap Core AlphaDEX(R) Fund
                  First Trust Large Cap Value AlphaDEX(R) Fund
                 First Trust Large Cap Growth AlphaDEX(R) Fund
                  First Trust Multi Cap Value AlphaDEX(R) Fund
                 First Trust Multi Cap Growth AlphaDEX(R) Fund
                   First Trust Mid Cap Value AlphaDEX(R) Fund
                  First Trust Mid Cap Growth AlphaDEX(R) Fund
                  First Trust Small Cap Value AlphaDEX(R) Fund
                 First Trust Small Cap Growth AlphaDEX(R) Fund
                     First Trust Mega Cap AlphaDEX(R) Fund

FOR MORE INFORMATION

For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Funds' performance during the last fiscal year. The Funds' most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Funds at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Funds, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Funds by sending a request (along with a duplication fee) to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.

First Trust Advisors L.P.
120 East Liberty Drive
Suite 400
Wheaton, Illinois 60187
(800) 621-1675                                            SEC File #: 333-140895
www.ftportfolios.com                                                   811-22019

                      STATEMENT OF ADDITIONAL INFORMATION

                   INVESTMENT COMPANY ACT FILE NO. 811-22019
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                                                             TICKER
                                  FUND NAME                  SYMBOL    EXCHANGE
FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND            FXD     NYSE ARCA
FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND                  FXG     NYSE ARCA
FIRST TRUST ENERGY ALPHADEX(R) FUND                            FXN     NYSE ARCA
FIRST TRUST FINANCIALS ALPHADEX(R) FUND                        FXO     NYSE ARCA
FIRST TRUST HEALTH CARE ALPHADEX(R) FUND                       FXH     NYSE ARCA
FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND     FXR     NYSE ARCA
FIRST TRUST MATERIALS ALPHADEX(R) FUND                         FXZ     NYSE ARCA
FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND                        FXL     NYSE ARCA
FIRST TRUST UTILITIES ALPHADEX(R) FUND                         FXU     NYSE ARCA
FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND                    FEX     NYSE ARCA
FIRST TRUST MID CAP CORE ALPHADEX(R) FUND                      FNX     NYSE ARCA
FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND                    FYX     NYSE ARCA
FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND                   FTA     NYSE ARCA
FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND                  FTC     NYSE ARCA
FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND                   FAB     NYSE ARCA
FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND                  FAD     NYSE ARCA
FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND                    FNY     NYSE ARCA
FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND                     FNK     NYSE ARCA
FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND                  FYC     NYSE ARCA
FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND                   FYT     NYSE ARCA
FIRST TRUST MEGA CAP ALPHADEX(R) FUND                          FMK     NYSE ARCA


                             DATED DECEMBER 1, 2015

            This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus dated December 1, 2015, as it may be revised from time to time (the "Prospectus"), for each of the First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund and First Trust Mega Cap AlphaDEX(R) Fund (each, a "Fund" and collectively, the "Funds"), each a series of the First Trust

Exchange-Traded AlphaDEX(R) Fund (the "Trust"). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at
(800) 621-1675.

                               TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS.................................1

EXCHANGE LISTING AND TRADING...................................................4

INVESTMENT OBJECTIVES AND POLICIES.............................................4

INVESTMENT STRATEGIES..........................................................6

SUBLICENSE AGREEMENTS.........................................................14

INVESTMENT RISKS..............................................................14

MANAGEMENT OF THE FUNDS.......................................................17

ACCOUNTS MANAGED BY INVESTMENT COMMITTEE......................................33

BROKERAGE ALLOCATIONS.........................................................34

CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING
   AGENT, INDEX PROVIDERS AND EXCHANGE........................................40

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES...............................44

ADDITIONAL INFORMATION........................................................46

PROXY VOTING POLICIES AND PROCEDURES..........................................52

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS.........................53

FEDERAL TAX MATTERS...........................................................64

DETERMINATION OF NET ASSET VALUE..............................................72

DIVIDENDS AND DISTRIBUTIONS...................................................74

MISCELLANEOUS INFORMATION.....................................................75

FINANCIAL STATEMENTS..........................................................75

EXHIBIT A -- PRINCIPAL HOLDERS...............................................A-1

EXHIBIT B - PROXY VOTING GUIDELINES..........................................B-1

      The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Reports to Shareholders dated July 31, 2015. The Annual Reports were filed with the Securities and Exchange Commission ("SEC") on October 8, 2015. The financial statements from such Annual Reports are incorporated herein by reference. The Annual Reports are available without charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

      The Trust was organized as a Massachusetts business trust on December 6, 2006 and is authorized to issue an unlimited number of shares in one or more series or "Funds." The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares in 21 series: First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund and First Trust Utilities AlphaDEX(R) Fund (collectively, the "AlphaDEX(R) Sector Funds"), and First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund and First Trust Mega Cap AlphaDEX(R) Fund (collectively, the "AlphaDEX(R) Style Funds" and, together with the AlphaDEX(R) Sector Funds, the "Funds" and individually, a "Fund"), each of which is a diversified series, except for First Trust Consumer Staples AlphaDEX(R) Fund, which is a non-diversified series.

      This SAI relates to the Funds. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

      The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

      The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

      Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust's Declaration of Trust (the "Declaration") requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of a Fund's assets, or the termination of the Trust or any Fund without shareholder approval if the 1940 Act would not require such approval.

      The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

      The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Funds or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Funds if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of a Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by a Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration, the shareholder bringing the action may be responsible for a Fund's costs, including attorneys' fees. The Declaration also provides that any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law.

      The Trust is not required to and does not intend to hold annual meetings of shareholders.

      Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the

Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.

      The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

      The Funds are advised by First Trust Advisors L.P. (the "Advisor" or "First Trust").

      The shares of each Fund list and principally trade on NYSE Arca, Inc., an affiliate of NYSE Group, Inc. ("NYSE Arca"). The shares of each Fund will trade on NYSE Arca at market prices that may be below, at or above net asset value. Each Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of securities (the "Deposit Securities") included in each Fund's corresponding Index (as hereinafter defined), together with the deposit of a specified cash payment (the "Cash Component"). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of a Fund.

      The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled "Creation and Redemption of Creation Unit Aggregations." In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

      There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of shares of a Fund will continue to be met. NYSE Arca may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of such Fund for 30 or more consecutive trading days; (ii) the value of such Fund's Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of NYSE Arca, makes further dealings on NYSE Arca inadvisable. Please note that NYSE Arca may have a conflict of interest with respect to the AlphaDEX(R) Sector Funds because the shares of such Funds are listed on NYSE Arca and NYSE Arca is an affiliate of NYSE Group, Inc. (collectively with its affiliates, "NYSE" or an "Index Provider"), the Index Provider of the AlphaDEX(R) Sector Funds. NYSE Arca will remove the shares of a Fund from listing and trading upon termination of such Fund.

      As in the case of other stocks traded on NYSE Arca, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

      The Funds reserve the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

      The Prospectus describes the investment objectives and certain policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

      Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund:

            (1) A Fund may not issue senior securities, except as permitted under the 1940 Act.

            (2) A Fund may not borrow money, except as permitted under the 1940 Act.

            (3) A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities.

            (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

            (5) A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets.

            (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

            (7) A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Fund's Index is based on concentrations in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300%, the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

      Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

       The fundamental investment limitations set forth above limit the Funds' ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

      The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of a Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

      In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.

                             INVESTMENT STRATEGIES

      Under normal circumstances, each Fund will invest at least 90% of its net assets (plus any borrowings for investment purposes) in common stocks that comprise such Fund's corresponding index as set forth below (each, an "Index" and collectively, the "Indices"). Fund shareholders are entitled to 60 days' notice prior to any change in this non-fundamental investment policy.

      The Indices in the following table (the "StrataQuant(R) Series") are a family of custom "enhanced" indices developed, maintained and sponsored by NYSE and licensed to First Trust Portfolios L.P. ("FTP" or the "Distributor") by NYSE. Prior to the acquisition of the American Stock Exchange ("AMEX") by NYSE, the Indices in the StrataQuant(R) Series were developed, maintained and sponsored by the AMEX.

                       FUND                                                        INDEX
First Trust Consumer Discretionary AlphaDEX(R) Fund             StrataQuant(R) Consumer Discretionary Index


First Trust Consumer Staples AlphaDEX(R) Fund                   StrataQuant(R) Consumer Staples Index


First Trust Energy AlphaDEX(R) Fund                             StrataQuant(R) Energy Index


First Trust Financials AlphaDEX(R) Fund                         StrataQuant(R) Financials Index


First Trust Health Care AlphaDEX(R) Fund                        StrataQuant(R) Health Care Index


First Trust Industrials/Producer Durables AlphaDEX(R) Fund      StrataQuant(R) Industrials Index


First Trust Materials AlphaDEX(R) Fund                          StrataQuant(R) Materials Index


First Trust Technology AlphaDEX(R) Fund                         StrataQuant(R) Technology Index

                       FUND                                                        INDEX
First Trust Utilities AlphaDEX(R) Fund                          StrataQuant(R) Utilities Index

      The Indices in the following table (the "Defined Index Series") are a family of custom "enhanced" indices developed, maintained and sponsored by Standard & Poor's Financial Services LLC ("S&P" or an "Index Provider").

                   FUND                                                    INDEX
First Trust Large Cap Core AlphaDEX(R) Fund                     Defined Large Cap Core Index

First Trust Mid Cap Core AlphaDEX(R) Fund                       Defined Mid Cap Core Index

First Trust Small Cap Core AlphaDEX(R) Fund                     Defined Small Cap Core Index

First Trust Large Cap Value AlphaDEX(R) Fund                    Defined Large Cap Value Index

First Trust Large Cap Growth AlphaDEX(R) Fund                   Defined Large Cap Growth Index

First Trust Multi Cap Value AlphaDEX(R) Fund                    Defined Multi Cap Value Index

First Trust Multi Cap Growth AlphaDEX(R) Fund                   Defined Multi Cap Growth Index

First Trust Mid Cap Growth AlphaDEX(R) Fund                     Defined Mid Cap Growth Index

First Trust Mid Cap Value AlphaDEX(R) Fund                      Defined Mid Cap Value Index

First Trust Small Cap Growth AlphaDEX(R) Fund                   Defined Small Cap Growth Index

First Trust Small Cap Value AlphaDEX(R) Fund                    Defined Small Cap Value Index

First Trust Mega Cap AlphaDEX(R) Fund                           Defined Mega Cap Index

TYPES OF INVESTMENTS

      Equities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. Equity securities may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. The Funds may also invest in warrants and rights related to common stocks.

      The Funds may also invest in preferred equity securities. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or action rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

      Delayed-Delivery Transactions. The Funds may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, a Fund does not remit payment to the issuer, no interest is accrued on debt securities and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of a decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value.

      The Funds will earmark or maintain in a segregated account cash, U.S. government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than a Fund's payment obligation).

      Although the Prospectus and this SAI describe certain permitted methods of segregating assets or otherwise "covering" certain transactions, such descriptions are not all-inclusive. Each Fund may segregate against or cover such transactions using other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder.

      Fixed Income Investments and Cash Equivalents. Normally, the Funds invest substantially all of their assets to meet their investment objectives. However, for temporary or defensive purposes, the Funds may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.

      Fixed income investments and cash equivalents held by each Fund may include, without limitation, the types of investments set forth below.

            (1) A Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S.

      government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, each Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

            (2) A Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

            (3) A Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

            (4) A Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by First Trust to present acceptable credit risks. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which a Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

             (5) A Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

             (6) A Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. A Fund's portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may invest in commercial paper only if its has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.

             (7) A Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds' operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Fund to lose money by investing in money market funds.

      Illiquid Securities. The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight for such determinations. With respect to Rule 144A securities, First Trust considers factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant factors.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, a Fund will take such steps as is deemed advisable, if any, to protect liquidity.

PORTFOLIO TURNOVER

      The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a Fund's investment portfolio that is bought and sold during a year is known as a Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the fiscal periods ended July 31, 2014 and July 31, 2015 for the Funds are set forth below. Any significant variations in portfolio turnover rate from year-to-year resulted from increased trading due to the growth of the Funds and rebalancing of the Indices. In-kind transactions are not taken into account in calculating the portfolio turnover rate.

                                                  PORTFOLIO TURNOVER RATE

                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED
               FUND                          JULY 31, 2015       JULY 31, 2014

First Trust Consumer Discretionary
AlphaDEX(R) Fund                                 131%                100%

First Trust Consumer Staples
AlphaDEX(R) Fund                                  87%                100%

First Trust Energy AlphaDEX(R) Fund               97%                 72%

First Trust Financials AlphaDEX(R)
Fund                                              80%                 55%

First Trust Health Care AlphaDEX(R)
Fund                                             125%                 81%

First Trust Industrials/Producer
Durables AlphaDEX(R) Fund                        105%                 95%

First Trust Materials AlphaDEX(R)
Fund                                             104%                 76%

First Trust Technology AlphaDEX(R)
Fund                                              91%                 85%

First Trust Utilities AlphaDEX(R)
Fund                                              94%                 83%

First Trust Large Cap Core
AlphaDEX(R) Fund                                  91%                 78%

First Trust Mid Cap Core AlphaDEX(R)
Fund                                             102%                 81%

First Trust Small Cap Core
AlphaDEX(R) Fund                                  97%                 89%

First Trust Large Cap Value
AlphaDEX(R) Fund                                  78%                 68%

First Trust Large Cap Growth
AlphaDEX(R) Fund                                 143%                138%

First Trust Multi Cap Value
AlphaDEX(R) Fund                                  82%                 74%

                                                  PORTFOLIO TURNOVER RATE

                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED
               FUND                          JULY 31, 2015       JULY 31, 2014

First Trust Multi Cap Growth
AlphaDEX(R) Fund                                 135%                139%


First Trust Mid Cap Growth
AlphaDEX(R) Fund                                 159%                148%


First Trust Mid Cap Value AlphaDEX(R)
Fund                                              88%                 84%


First Trust Small Cap Growth
AlphaDEX(R) Fund                                 153%                175%


First Trust Small Cap Value
AlphaDEX(R) Fund                                  96%                 86%


First Trust Mega Cap AlphaDEX(R) Fund            134%                125%

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain Funds, with notice to the Board of Trustees, to lend portfolio securities representing up to 33-1/3% of the value of their total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.

      In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the applicable Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

                             SUBLICENSE AGREEMENTS

      The Trust on behalf of each Fund has entered into a sublicense agreement (each a "Sublicense Agreement") with First Trust, FTP and each Fund's corresponding Index Provider that grants each Fund and First Trust an exclusive and transferable sublicense to use certain intellectual property of such Index Provider in connection with the issuance, distribution, marketing and/or promotion of the applicable Fund. Pursuant to each Sublicense Agreement, the Trust on behalf of each Fund and First Trust have agreed to be bound by certain provisions of the product license agreement by and between the corresponding Index Provider and FTP (each a "Product License Agreement").

      Pursuant to the Product License Agreement applicable to the AlphaDEX(R) Sector Funds, FTP will pay NYSE an annual license fee of 0.04% of the average daily net assets of each such Fund, provided, that the minimum annual payment paid to NYSE under the Product License Agreement shall be $50,000.

      Pursuant to the Product License Agreement applicable to the AlphaDEX(R) Style Funds, FTP will pay S&P an annual fee of $25,000 for each such Fund for the initial two years of the Product License Agreement and $20,000 for each Fund for each subsequent year. In addition, FTP shall pay S&P 0.03% of the average daily net assets of each such Fund.

                                INVESTMENT RISKS

Overview

      An investment in a Fund should be made with an understanding of the risks that an investment in the Funds' shares entails, including the risk that the financial condition of the issuers of the equity securities held by a Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.

Common Stocks Risk

      Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

      Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund's purchase and sale of the equity securities and other factors.

      Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Cyber Security Risk

      As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Funds' third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject the Funds to many of the same risks associated with direct cyber security breaches. The Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers or third party service providers.

Dividends Risk

      Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.

Liquidity Risk

      Whether or not the equity securities in the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in a Fund may be in the over-the-counter ("OTC") market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.

Litigation Risk

      At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Funds. The Funds are unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Funds.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Funds, choose the Trust's officers and hire the Trust's investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an "interested person" (as that term is defined in the 1940 Act) ("Interested Trustee") of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Funds.

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN        OTHER
                                                                                                      THE FIRST     TRUSTEESHIPS OR
                                                      TERM OF OFFICE                                  TRUST FUND     DIRECTORSHIPS
                                                      AND YEAR FIRST                                   COMPLEX      HELD BY TRUSTEE
         NAME, ADDRESS          POSITION AND OFFICES    ELECTED OR        PRINCIPAL OCCUPATIONS      OVERSEEN BY   DURING THE PAST 5
       AND DATE OF BIRTH             WITH TRUST         APPOINTED          DURING PAST 5 YEARS         TRUSTEE           YEARS
Trustee Who Is an Interested
Person of the Trust
----------------------------
James A. Bowen(1)               Chairman of the       o Indefinite      Chief Executive Officer      120            None
120 East Liberty Drive,         Board and Trustee       term            (December 2010 to            Portfolios
  Suite 400                                                             present), President (until
Wheaton, IL 60187                                                       December 2010), First
D.O.B.: 09/55                                         o Since           Trust Advisors L.P. and
                                                        inception       First Trust Portfolios
                                                                        L.P.; Chairman of the
                                                                        Board of Directors,
                                                                        BondWave LLC (Software
                                                                        Development
                                                                        Company/Investment
                                                                        Advisor) and Stonebridge
                                                                        Advisors LLC (Investment
                                                                        Advisor)

Independent Trustees
----------------------------
Richard E. Erickson             Trustee               o Indefinite      Physician; President,        120            None
c/o First Trust Advisors L.P.                           term            Wheaton Orthopedics;         Portfolios
120 East Liberty Drive,                                                 Limited Partner, Gundersen
  Suite 400                                                             Real Estate Limited
Wheaton, IL 60187                                     o Since           Partnership; Member,
D.O.B.: 04/51                                           inception       Sportsmed LLC

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN        OTHER
                                                                                                      THE FIRST     TRUSTEESHIPS OR
                                                      TERM OF OFFICE                                  TRUST FUND     DIRECTORSHIPS
                                                      AND YEAR FIRST                                   COMPLEX      HELD BY TRUSTEE
         NAME, ADDRESS          POSITION AND OFFICES    ELECTED OR        PRINCIPAL OCCUPATIONS      OVERSEEN BY   DURING THE PAST 5
       AND DATE OF BIRTH             WITH TRUST         APPOINTED          DURING PAST 5 YEARS         TRUSTEE           YEARS
Thomas R. Kadlec                Trustee               o Indefinite      President (March 2010 to     120            Director of ADM
c/o First Trust Advisors L.P.                           term            present), Senior Vice        Portfolios     Investor
120 East Liberty Drive,                                                 President and Chief                         Services, Inc.,
  Suite 400                                           o Since           Financial Officer                           ADM Investor
Wheaton, IL 60187                                       inception       (May 2007 to March 2010),                   Services
D.O.B.: 11/57                                                           ADM Investor Services,                      International
                                                                        Inc. (Futures Commission                    and Futures
                                                                        Merchant)                                   Industry
                                                                                                                    Association

Robert F. Keith                 Trustee               o Indefinite      President (2003 to           120            Director of
c/o First Trust Advisors L.P.                           term            present), Hibs Enterprises   Portfolios     Trust Company of
120 East Liberty Drive,                                                 (Financial and Management                   Illinois
  Suite 400                                           o Since           Consulting)
Wheaton, IL 60187                                       inception
D.O.B.: 11/56

Niel B. Nielson                 Trustee               o Indefinite      Managing Director and        120            Director of
c/o First Trust Advisors L.P.                           term            Chief Operating Officer      Portfolios     Covenant
120 East Liberty Drive,                                                 (January 2015 to present),                  Transport Inc.
  Suite 400                                           o Since           Pelita Harapan Educational                  (May 2003 to May
Wheaton, IL 60187                                       inception       Foundation (Educational                     2014)
D.O.B.: 03/54                                                           Products and Services);
                                                                        President and Chief
                                                                        Executive Officer (June
                                                                        2012 to September 2014),
                                                                        Servant Interactive LLC
                                                                        (Educational Products and
                                                                        Services); President and
                                                                        Chief Executive Officer
                                                                        (June 2012 to September
                                                                        2014), Dew Learning LLC
                                                                        (Educational Products and
                                                                        Services); President
                                                                        (June 2002 to June 2012),
                                                                        Covenant College

Officers of the Trust
----------------------------
Mark R. Bradley                 President and Chief   o Indefinite      Chief Financial Officer,     N/A            N/A
120 East Liberty Drive,         Executive Officer       term            Chief Operating Officer
  Suite 400                                                             (December 2010 to
Wheaton, IL 60187                                                       present), First Trust
D.O.B.: 11/57                                         o Since           Advisors L.P. and First
                                                        inception       Trust Portfolios L.P.;
                                                                        Chief Financial Officer,
                                                                        BondWave LLC (Software
                                                                        Development
                                                                        Company/Investment
                                                                        Advisor) and Stonebridge
                                                                        Advisors LLC (Investment
                                                                        Advisor)

James M. Dykas                  Treasurer, Chief      o Indefinite      Controller (January 2011     N/A            N/A
120 East Liberty Drive,         Financial Officer       term            to present), Senior Vice
  Suite 400                     and Chief Accounting                    President (April 2007 to
Wheaton, IL 60187               Officer               o Since           present), First Trust
D.O.B.: 01/66                                           inception       Advisors L.P. and First
                                                                        Trust Portfolios L.P.

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN        OTHER
                                                                                                      THE FIRST     TRUSTEESHIPS OR
                                                      TERM OF OFFICE                                  TRUST FUND     DIRECTORSHIPS
                                                      AND YEAR FIRST                                   COMPLEX      HELD BY TRUSTEE
         NAME, ADDRESS          POSITION AND OFFICES    ELECTED OR        PRINCIPAL OCCUPATIONS      OVERSEEN BY   DURING THE PAST 5
       AND DATE OF BIRTH             WITH TRUST         APPOINTED          DURING PAST 5 YEARS         TRUSTEE           YEARS
W. Scott Jardine                Secretary and Chief   o Indefinite      General Counsel, First       N/A            N/A
120 East Liberty Drive,         Legal Officer           term            Trust Advisors L.P. and
  Suite 400                                                             First Trust Portfolios
Wheaton, IL 60187                                     o Since           L.P.; Secretary and
D.O.B.: 05/60                                           inception       General Counsel, BondWave
                                                                        LLC (Software Development
                                                                        Company/Investment
                                                                        Advisor) and Secretary,
                                                                        Stonebridge Advisors LLC
                                                                        (Investment Advisor)

Daniel J. Lindquist             Vice President        o Indefinite      Managing Director (July      N/A            N/A
120 East Liberty Drive,                                 term            2012 to present), Senior
  Suite 400                                                             Vice President (September
Wheaton, IL 60187                                     o Since           2005 to July 2012), First
D.O.B.: 02/70                                           inception       Trust Advisors L.P. and
                                                                        First Trust Portfolios
                                                                        L.P.

Kristi A. Maher                 Chief Compliance      o Indefinite      Deputy General Counsel,      N/A            N/A
120 East Liberty Drive,         Officer and             term            First Trust Advisors L.P.
  Suite 400                     Assistant Secretary                     and First Trust Portfolios
Wheaton, IL 60187                                     o Since           L.P.
D.O.B.: 12/66                                           inception

Roger F. Testin                 Vice President        o Indefinite      Senior Vice President        N/A            N/A
120 East Liberty Drive,                                 term            (November 2003 to
  Suite 400                                                             present), First Trust
Wheaton, IL 60187                                     o Since           Advisors L.P. and First
D.O.B.: 06/66                                           inception       Trust Portfolios L.P.

Stan Ueland                     Vice President        o Indefinite      Senior Vice President        N/A            N/A
120 East Liberty Drive,                                 term            (September 2012 to
  Suite 400                                                             present), Vice President
Wheaton, IL 60187                                     o Since           (August 2005 to
D.O.B.: 11/70                                           inception       September 2012) First
                                                                        Trust Advisors L.P. and
                                                                        First Trust Portfolios
                                                                        L.P.

------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Funds.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with seven portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First

Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust New Opportunities MLP & Energy Fund, First Trust Dynamic Europe Equity Income Fund and First Trust Intermediate Duration Preferred & Income Fund, closed-end funds advised by First Trust; First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 97 portfolios advised by First Trust (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.

      The management of the Funds, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust, on behalf of the Funds, and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Trust set broad policies for the Funds, choose the Trust's officers and hire the Funds' investment advisor and other service providers. The officers of the Trust manage the day to-day operations and are responsible to the Trust's Board. The Trust's Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James
A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

      The same five persons serve as Trustees on the Trust's Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Funds' business.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three year term or until his or her successor is selected.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee or as Lead Independent Trustee. The Lead Independent Trustee and immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

      The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Mr. Keith are members of the Executive Committee. During the last fiscal year, the Executive Committee held four meetings.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust's address, 120 East

Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Funds, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held four meetings.

      The Valuation Committee is responsible for the oversight of the valuation procedures of the Funds (the "Valuation Procedures"), for determining the fair value of the Funds' securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Funds. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.

      The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held six meetings.

EXECUTIVE OFFICERS

      The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 120 portfolios) as they hold with the Trust.

RISK OVERSIGHT

      As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address each Fund's risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Trust's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures at each quarterly

Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor each Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including each Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Funds, their service providers, or issuers of the securities in which the Funds invest to reduce cyber security risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust's business and structure.

      Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 -
2007), Chairman of the Audit Committee (2012 - 2013) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2014) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2014) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012 - 2013) and currently serves as Chairman of the Valuation Committee (since January 1, 2014) and on the Executive Committee (since January 31, 2014) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has been the Managing Director and Chief Operating Officer of Pelita Harapan Education Foundation, a global provider of educational products and services since January 2015. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014, President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Valuation Committee (2007 - 2008), Chairman of the Nominating and Governance Committee (2008 - 2009) and Lead Independent Trustee and a member of the Executive Committee (2010 - 2011). He currently serves as Chairman of the Audit Committee (since January 1, 2014) of the First Trust Funds.

      James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

      Each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per-fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

      The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Funds and the First Trust Fund Complex to each of the Independent Trustees for one fiscal year and the calendar year ended December 31, 2014, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are "interested persons" as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.

                         TOTAL COMPENSATION FROM    TOTAL COMPENSATION FROM THE
 NAME OF TRUSTEE              THE FUNDS(1)          FIRST TRUST FUND COMPLEX(2)
 Richard E. Erickson             $69,797                     $331,237
 Thomas R. Kadlec                $72,847                     $339,500
 Robert F. Keith                 $71,305                     $332,800
 Niel B. Nielson                 $71,420                     $340,356

--------------------

(1) The compensation paid by the Funds to the Independent Trustees for the fiscal year ended July 31, 2015 for services to the Funds.

(2) The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2014 for services to the 122 portfolios, which consists of 13 open-end mutual funds, 15 closed-end funds and 94 exchange-traded funds.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2014:

                                          DOLLAR RANGE OF EQUITY SECURITIES IN A FUND

                                                                     Aggregate Dollar Range of Equity
                                                                       Securities in All Registered
                                                                     Investment Companies Overseen by
                          Dollar Range of Equity Securities             Trustee in First Trust Fund
                                      in a Fund                                   Complex
Interested Trustee
James A. Bowen                          None                                 $10,001 - $50,000

Independent Trustees
Richard E. Erickson                     None                                   Over $100,000
Thomas R. Kadlec                        None                                   Over $100,000
Robert F. Keith         $10,001 - $50,000, First Trust Multi                   Over $100,000
                             Cap Value AlphaDEX(R) Fund
                        $10,001 - $50,000, First Trust Multi
                             Cap Growth AlphaDEX(R) Fund
                           $50,001 - $100,000, First Trust
                           Large Cap Core AlphaDEX(R) Fund
                        $10,001 - $50,000, First Trust Small
                              Cap Core AlphaDEX(R) Fund
                         $10,001 - $50,000, First Trust Mid
                              Cap Core AlphaDEX(R) Fund
Niel B. Nielson           $1-10,000, First Trust Materials                     Over $100,000
                                  AlphaDEX(R) Fund

      As of December 31, 2014, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

      As of December 31, 2014, the officers and Trustees, in the aggregate, owned less than 1% of the shares of each Fund.

      The table set forth as Exhibit A shows the percentage ownership of each person or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) who, as of October 31, 2015, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of a Fund (the "Principal Holders"). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.

      Information as to the Principal Holders is based on the securities position listing reports as of October 31, 2015. The Funds do not have any knowledge of who the ultimate beneficiaries are of the shares.

      Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Funds. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Funds subject to the policies of the Board of Trustees.

      First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

      First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

      Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust and the Trust, First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund and First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Expense Cap Funds") have agreed to pay an annual management fee equal to 0.50% of their average daily net assets.

      Each Expense Cap Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, sublicensing fees, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets until November 30, 2016. Expenses borne and fees waived by First Trust are subject to reimbursement by the Funds up to three years from the date the fee or expense was incurred by each Fund, but no reimbursement payment will be made by the Funds at any time if it would result in a Fund's expenses exceeding 0.70% of average daily net assets.

      For First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund and First Trust Mega Cap AlphaDEX(R) Fund, First Trust is paid an annual unitary management fee of 0.70% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding distribution and service fees pursuant to a 12b-1 plan, if any, brokerage expense, taxes, interest and extraordinary expenses.

      Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to First Trust, or by First Trust on 60 days' written notice to the Fund.

      The following table sets forth the management fees (net of fee waivers and expense reimbursements, where applicable) paid by each Fund and the fees waived and expenses reimbursed, by First Trust for the specified periods.

                                 AMOUNT OF MANAGEMENT FEES
                              (NET OF FEE WAIVERS AND EXPENSE          AMOUNT OF FEES WAIVED AND EXPENSES
                              REIMBURSEMENTS BY FIRST TRUST)                REIMBURSED BY FIRST TRUST

                            (FOR THE     (FOR THE     (FOR THE         (FOR THE     (FOR THE     (FOR THE
                              YEAR         YEAR         YEAR             YEAR         YEAR         YEAR
                              ENDED        ENDED        ENDED            ENDED        ENDED        ENDED
          FUND              7/31/13)     7/31/14)     7/31/15)         7/31/13)     7/31/14)     7/31/15)
  FIRST TRUST CONSUMER     $2,596,563   $4,497,352   $9,372,447         $91,723        $0           $0
     DISCRETIONARY
    ALPHADEX(R) FUND

                                 AMOUNT OF MANAGEMENT FEES
                              (NET OF FEE WAIVERS AND EXPENSE          AMOUNT OF FEES WAIVED AND EXPENSES
                              REIMBURSEMENTS BY FIRST TRUST)                REIMBURSED BY FIRST TRUST

                            (FOR THE     (FOR THE     (FOR THE         (FOR THE     (FOR THE     (FOR THE
                              YEAR         YEAR         YEAR             YEAR         YEAR         YEAR
                              ENDED        ENDED        ENDED            ENDED        ENDED        ENDED
          FUND              7/31/13)     7/31/14)     7/31/15)         7/31/13)     7/31/14)     7/31/15)
  FIRST TRUST CONSUMER     $2,253,227   $4,442,681   $10,792,444        $48,274        $0           $0
  STAPLES ALPHADEX(R)
          FUND


   FIRST TRUST ENERGY       $642,240    $2,240,676   $2,345,497         $53,545        $0           $0
    ALPHADEX(R) FUND


      FIRST TRUST          $1,195,649   $3,539,188   $4,262,374         $46,759        $0           $0
 FINANCIALS ALPHADEX(R)
          FUND


   FIRST TRUST HEALTH      $3,527,550   $8,046,150   $14,878,403        $53,817        $0           $0
 CARE ALPHADEX(R) FUND


      FIRST TRUST           $670,992    $3,403,505   $3,170,252         $57,733        $0           $0
 INDUSTRIALS/ PRODUCER
  DURABLES ALPHADEX(R)
          FUND


 FIRST TRUST MATERIALS      $924,145    $2,828,385   $1,568,791         $68,265        $0           $0
    ALPHADEX(R) FUND


      FIRST TRUST          $1,002,126   $3,023,838   $4,496,960         $50,812        $0           $0
 TECHNOLOGY ALPHADEX(R)
          FUND


 FIRST TRUST UTILITIES      $782,076    $1,051,314   $1,490,275         $43,585        $0           $0
    ALPHADEX(R) FUND

                                 AMOUNT OF MANAGEMENT FEES
                              (NET OF FEE WAIVERS AND EXPENSE          AMOUNT OF FEES WAIVED AND EXPENSES
                              REIMBURSEMENTS BY FIRST TRUST)                REIMBURSED BY FIRST TRUST

                            (FOR THE     (FOR THE     (FOR THE         (FOR THE     (FOR THE     (FOR THE
                              YEAR         YEAR         YEAR             YEAR         YEAR         YEAR
                              ENDED        ENDED        ENDED            ENDED        ENDED        ENDED
          FUND              7/31/13)     7/31/14)     7/31/15)         7/31/13)     7/31/14)     7/31/15)
 FIRST TRUST LARGE CAP     $1,891,257   $4,011,668   $8,127,839           N/A          N/A          N/A
 CORE ALPHADEX(R) FUND


  FIRST TRUST MID CAP      $1,798,892   $3,392,622   $4,547,238           N/A          N/A          N/A
 CORE ALPHADEX(R) FUND


 FIRST TRUST SMALL CAP      $971,903    $2,335,917   $3,097,801           N/A          N/A          N/A
 CORE ALPHADEX(R) FUND


 FIRST TRUST LARGE CAP     $1,649,935   $3,521,135   $6,068,137           N/A          N/A          N/A
 VALUE ALPHADEX(R) FUND


 FIRST TRUST LARGE CAP      $676,648    $1,208,276   $2,492,600           N/A          N/A          N/A
   GROWTH ALPHADEX(R)
          FUND


 FIRST TRUST MULTI CAP      $285,499     $645,863     $960,372          $36,873        N/A          N/A
 VALUE ALPHADEX(R) FUND


 FIRST TRUST MULTI CAP      $116,380     $238,032     $355,207          $49,813      $23,302      $11,781
   GROWTH ALPHADEX(R)
          FUND


  FIRST TRUST MID CAP       $131,644     $257,694     $515,800            N/A          N/A          N/A
   GROWTH ALPHADEX(R)
          FUND

                                 AMOUNT OF MANAGEMENT FEES
                              (NET OF FEE WAIVERS AND EXPENSE          AMOUNT OF FEES WAIVED AND EXPENSES
                              REIMBURSEMENTS BY FIRST TRUST)                REIMBURSED BY FIRST TRUST

                            (FOR THE     (FOR THE     (FOR THE         (FOR THE     (FOR THE     (FOR THE
                              YEAR         YEAR         YEAR             YEAR         YEAR         YEAR
                              ENDED        ENDED        ENDED            ENDED        ENDED        ENDED
          FUND              7/31/13)     7/31/14)     7/31/15)         7/31/13)     7/31/14)     7/31/15)
  FIRST TRUST MID CAP       $117,339     $277,982     $520,444            N/A          N/A          N/A
 VALUE ALPHADEX(R) FUND


 FIRST TRUST SMALL CAP       $78,964     $186,392     $325,856            N/A          N/A          N/A
   GROWTH ALPHADEX(R)
          FUND


 FIRST TRUST SMALL CAP      $115,846     $496,497     $495,146            N/A          N/A          N/A
 VALUE ALPHADEX(R) FUND


  FIRST TRUST MEGA CAP       $70,744      $80,915     $117,913            N/A          N/A          N/A
    ALPHADEX(R) FUND

      Investment Committee. The Investment Committee of First Trust (the "Investment Committee") is primarily responsible for the day-to-day management of the Funds. There are currently five members of the Investment Committee, as follows:

                               POSITION WITH              LENGTH OF SERVICE       PRINCIPAL OCCUPATION
NAME                           FIRST TRUST                WITH FIRST TRUST        DURING PAST FIVE YEARS
Daniel J. Lindquist            Chairman of the            Since 2004              Managing Director (July 2012
                               Investment Committee and                           to present), Senior Vice
                               Managing Director                                  President (September 2005 to
                                                                                  July 2012)

Jon C. Erickson                Senior Vice President      Since 1994              Senior Vice President, First
                                                                                  Trust Advisors L.P. and First
                                                                                  Trust Portfolios L.P.

                               POSITION WITH              LENGTH OF SERVICE       PRINCIPAL OCCUPATION
NAME                           FIRST TRUST                WITH FIRST TRUST        DURING PAST FIVE YEARS
David G. McGarel               Chief Investment Officer   Since 1997              Chief Investment Officer (June
                               and Managing Director                              2012, to present), Managing
                                                                                  Director (July 2012 to
                                                                                  present); Senior Vice
                                                                                  President (September 2005 to
                                                                                  July 2012), First Trust
                                                                                  Advisors L.P.  and First Trust
                                                                                  Portfolios L.P.

Roger F. Testin                Senior Vice President      Since 2001              Senior Vice President, First
                                                                                  Trust Advisors L.P.  and First
                                                                                  Trust Portfolios L.P.

Stan Ueland                    Senior Vice President      Since 2005              Senior Vice President (October
                                                                                  2012 to present), Vice
                                                                                  President (August 2005 to
                                                                                  September 2012), First Trust
                                                                                  Advisors L.P. and First Trust
                                                                                  Portfolios L.P.

      Daniel J. Lindquist: Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies.

      As of December 31, 2014, Mr. Lindquist owned 200 shares ($1-$10,000) of First Trust Large Cap Core AlphaDEX(R) Fund, 200 shares ($1-$10,000) of First Trust Small Cap Core AlphaDEX(R) Fund and 600 shares ($10,001-$50,000) of First Trust Large Value AlphaDEX(R) Fund.

      David G. McGarel: As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

      As of December 31, 2014, Mr. McGarel owned 500 shares ($10,001-$50,000) of First Trust Large Cap Core AlphaDEX(R) Fund.

      Jon C. Erickson: As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

      Roger F. Testin: As head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in a Fund's portfolio.

      As of December 31, 2014, Mr. Testin owned 800 shares ($10,001-$50,000) of First Trust Financials AlphaDEX(R) Fund, 400 shares ($10,001-$50,000) of First

Trust Health Care AlphaDEX(R) Fund, 200 shares ($1-$10,000) of First Trust Mid Cap Core AlphaDEX(R) Fund and 300 shares ($10,001-$50,000) of First Trust Small Cap Core AlphaDEX(R) Fund.

      Stan Ueland: Mr. Ueland executes the investment strategies of each of the Funds.

      As of December 31, 2014, Mr. Ueland owned 425 shares ($10,001-$50,000) of First Trust Health Care AlphaDEX(R) Fund and 500 shares ($10,001-$50,000) of First Trust Technology AlphaDEX(R) Fund.

      Compensation. The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds' portfolios. In addition Mr. Erickson, Mr. Lindquist, Mr. McGarel and Mr. Ueland also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

      The Investment Committee manages the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets, as of the fiscal year ended July 31, 2015, set forth in the table below:

                                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE

                                       REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                             COMPANIES                 VEHICLES
                                        NUMBER OF ACCOUNTS        NUMBER OF ACCOUNTS     OTHER ACCOUNTS NUMBER OF
INVESTMENT COMMITTEE MEMBER                 ($ ASSETS)                ($ ASSETS)            ACCOUNTS ($ ASSETS)
Roger F. Testin                        69 ($23,752,670,853)        24 ($405,592,495)       2,318 ($787,186,955)

Jon C. Erickson                        69 ($23,752,670,853)        24 ($405,592,495)       2,318 ($787,186,955)

David G. McGarel                       69 ($23,752,670,853)        24 ($405,592,495)       2,318 ($787,186,955)

Daniel J. Lindquist                    69 ($23,752,670,853)        24 ($405,592,495)       2,318 ($787,186,955)

Stan Ueland                            60 ($23,149,339,637)               N/A                       N/A

--------------------

      Conflicts. None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Funds and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee.

                             BROKERAGE ALLOCATIONS

      First Trust is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.

      Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as "soft dollars." First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.

      Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.

      First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effect their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Funds. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

BROKERAGE COMMISSIONS

      The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified periods. The amount of brokerage commissions paid by certain Funds was significantly higher for the fiscal years ended July 31, 2013 and July 31, 2014 than for the fiscal period ended July 31, 2012. This increase in brokerage commissions was due primarily to increased purchases of securities by the Funds in order to meet higher demand for shares and the overall growth of the Funds.

                                                                AGGREGATE AMOUNT OF
                                                               BROKERAGE COMMISSIONS

                                          (FOR THE FISCAL         (FOR THE FISCAL         (FOR THE FISCAL
                                            YEAR ENDED              YEAR ENDED              YEAR ENDED
                 FUND                      JULY 31, 2013)          JULY 31, 2014)          JULY 31, 2015)

  FIRST TRUST CONSUMER DISCRETIONARY         $316,456                $468,296               $1,148,702
            ALPHADEX(R) FUND


FIRST TRUST CONSUMER STAPLES ALPHADEX(R)     $252,501                $449,002                 $927,730
                 FUND


   FIRST TRUST ENERGY ALPHADEX(R) FUND        $87,001                $148,245                 $446,625


 FIRST TRUST FINANCIALS ALPHADEX(R) FUND     $129,017                $274,272                 $394,092


FIRST TRUST HEALTH CARE ALPHADEX(R) FUND     $330,117                $425,878               $1,020,419


   FIRST TRUST INDUSTRIALS/PRODUCER           $89,756                $253,760                 $264,490
        DURABLES ALPHADEX(R) FUND


 FIRST TRUST MATERIALS ALPHADEX(R) FUND       $89,776                $161,269                 $153,235


 FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND     $164,287                $327,467                 $492,807


 FIRST TRUST UTILITIES ALPHADEX(R) FUND      $116,408                $137,047                 $284,729


 FIRST TRUST LARGE CAP CORE ALPHADEX(R)      $166,595                $265,287                 $584,092
                 FUND


FIRST TRUST MID CAP CORE ALPHADEX(R) FUND    $215,827                $339,807                 $522,143


 FIRST TRUST SMALL CAP CORE ALPHADEX(R)      $192,253                $376,942                 $614,262
                 FUND


 FIRST TRUST LARGE CAP VALUE ALPHADEX(R)     $149,442                $254,658                 $495,351
                 FUND


FIRST TRUST LARGE CAP GROWTH ALPHADEX(R)      $89,644                $119,335                 $221,763
                 FUND

                                                                AGGREGATE AMOUNT OF
                                                               BROKERAGE COMMISSIONS

                                          (FOR THE FISCAL         (FOR THE FISCAL         (FOR THE FISCAL
                                            YEAR ENDED              YEAR ENDED              YEAR ENDED
                 FUND                      JULY 31, 2013)          JULY 31, 2014)          JULY 31, 2015)

 FIRST TRUST MULTI CAP VALUE ALPHADEX(R)      $39,870                 $64,226                 $114,376
                 FUND


FIRST TRUST MULTI CAP GROWTH ALPHADEX(R)      $28,752                 $36,097                  $44,679
                 FUND


 FIRST TRUST MID CAP GROWTH ALPHADEX(R)       $16,949                 $29,424                  $50,488
                 FUND


  FIRST TRUST MID CAP VALUE ALPHADEX(R)        $9,734                 $21,757                  $44,997
                 FUND


FIRST TRUST SMALL CAP GROWTH ALPHADEX(R)      $14,512                 $34,451                  $54,879
                 FUND


 FIRST TRUST SMALL CAP VALUE ALPHADEX(R)      $21,192                 $65,252                  $82,888
                 FUND


  FIRST TRUST MEGA CAP ALPHADEX(R) FUND        $5,503                  $4,729                   $6,471

      During the last fiscal year, the First Trust Financials AlphaDEX(R) Fund held securities of Bank of America Corp., Citigroup, Inc. and Goldman Sachs Group, Inc., each a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of July 31, 2015, the Fund's investment in each was 0.39%, 0.40% and 0.74% of the Fund's net assets, respectively.

      During the last fiscal year, the First Trust Large Cap Core AlphaDEX(R) Fund held securities of Citigroup, Inc. and Goldman Sachs Group, Inc., each a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of July 31, 2015, the Fund's investment in each was 0.09% and 0.26% of the Fund's net assets, respectively.

      During the last fiscal year, the First Trust Large Cap Value AlphaDEX(R) Fund held securities of Citigroup, Inc. and Goldman Sachs Group, Inc., each a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of July 31, 2015, the Fund's investment in each was 0.17% and 0.49% of the Fund's net assets, respectively.

      During the last fiscal year, the First Trust Multi Cap Value AlphaDEX(R) Fund held securities of Citigroup, Inc. and Goldman Sachs Group, Inc., each a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of July 31, 2015, the Fund's investment in each was 0.09% and 0.25% of the Fund's net assets, respectively.

      During the last fiscal year, the First Trust Mega Cap AlphaDEX(R) Fund held securities of Goldman Sachs Group, Inc., a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of July 31, 2015, the

Fund's investment in Goldman Sachs Group, Inc. was 1.28% of the Fund's net assets.

      Administrator. The Bank of New York Mellon Corporation ("BNYM") serves as Administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

      BNYM serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement. Under such agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in BNYM's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; and provide monitoring reports and assistance regarding compliance with federal and state securities laws.

      Pursuant to the Fund Administration and Accounting Agreement, the Trust on behalf of the Funds has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

      Pursuant to the Fund Administration and Accounting Agreement between BNYM and the Trust, the Funds have agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BNYM in the performance of its duties. This fee is subject to reduction for assets over $1 billion. The following table sets forth the amounts paid by each Fund to BNYM under the Fund Administration and Accounting Agreement.

                                         FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
               FUND                        JULY 31, 2013           JULY 31, 2014           JULY 31, 2015
First Trust Consumer Discretionary
          AlphaDEX(R) Fund                   $283,549                $445,869                $851,936


   First Trust Consumer Staples
          AlphaDEX(R) Fund                   $232,202                $440,710                $962,810


 First Trust Energy AlphaDEX(R) Fund          $72,798                $224,915                $237,034


 First Trust Financials AlphaDEX(R)
               Fund                          $127,761                $356,718                $429,237

                                         FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
               FUND                        JULY 31, 2013           JULY 31, 2014           JULY 31, 2015
 First Trust Health Care AlphaDEX(R)
               Fund                          $363,489                $743,280               $1,239,071


 First Trust Industrials/Producer
      Durables AlphaDEX(R) Fund               $75,481                $340,668                $319,345


  First Trust Materials AlphaDEX(R)
               Fund                          $101,674                $284,392                $159,275


 First Trust Technology AlphaDEX(R)
               Fund                          $107,823                $304,330                $448,408


  First Trust Utilities AlphaDEX(R)
               Fund                           $84,831                $106,459                $151,097


    First Trust Large Cap Core
          AlphaDEX(R) Fund                   $195,647                $404,022                $759,588


First Trust Mid Cap Core AlphaDEX(R)
               Fund                          $190,563                $340,258                $462,102


    First Trust Small Cap Core
          AlphaDEX(R) Fund                   $112,178                $234,817                $320,537


    First Trust Large Cap Value
          AlphaDEX(R) Fund                   $169,249                $355,092                $590,697


   First Trust Large Cap Growth
          AlphaDEX(R) Fund                    $71,324                $123,823                $254,434


    First Trust Multi Cap Value
          AlphaDEX(R) Fund                    $42,604                 $72,434                $110,101


   First Trust Multi Cap Growth
          AlphaDEX(R) Fund                    $24,263                 $32,966                 $49,102


    First Trust Mid Cap Growth
          AlphaDEX(R) Fund                      N/A                     N/A                     N/A


First Trust Mid Cap Value AlphaDEX(R)
               Fund                             N/A                     N/A                     N/A


   First Trust Small Cap Growth
          AlphaDEX(R) Fund                      N/A                     N/A                     N/A

                                         FOR THE YEAR ENDED      FOR THE YEAR ENDED      FOR THE YEAR ENDED
               FUND                        JULY 31, 2013           JULY 31, 2014           JULY 31, 2015
    First Trust Small Cap Value
          AlphaDEX(R) Fund                      N/A                     N/A                     N/A


First Trust Mega Cap AlphaDEX(R) Fund           N/A                     N/A                     N/A

         CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT,
                          INDEX PROVIDERS AND EXCHANGE

      Custodian, Transfer Agent and Accounting Agent. BNYM, as custodian for the Funds pursuant to a Custody Agreement, holds each Fund's assets. BNYM also serves as transfer agent of the Funds pursuant to a Transfer Agency and Service Agreement. As the Funds' accounting agent, BNYM calculates the net asset value of shares and calculates net income and realized capital gains or losses. BNYM may be reimbursed by the Funds for its out-of-pocket expenses.

      Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor and principal underwriter of the shares of the Funds. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described below under the heading "Creation and Redemption of Creation Unit Aggregations."

      For the fiscal periods ended July 31, 2013, July 31, 2014 and July 31, 2015, there were no underwriting commissions with respect to the sale of Fund shares, and FTP did not receive compensation on redemptions for the Funds for those periods.

      12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.

      Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no "interested person" of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

      No fee is currently paid by a Fund under the Plan and pursuant to a contractual agreement, the Funds will not pay 12b-1 fees any time before December 31, 2016.

      Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority ("FINRA").

      The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below).

      Index Providers. The Index that each of the AlphaDEX(R) Sector Funds seeks to track is compiled by NYSE. The Index that each of the AlphaDEX(R) Style Funds seeks to track is compiled by S&P.

      The Index Providers are not affiliated with the Funds, FTP or First Trust. Each Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement by and among the Trust on behalf of each Fund, its respective Index Provider, First Trust and FTP, which in turn has a license agreement with each Index Provider.

      AlphaDEX(R) Sector Funds. Each of the StrataQuant(R) Series indices is a registered trademark of NYSE and is licensed for use by FTP. FTP sublicenses the StrataQuant(R) Series Indices to the AlphaDEX(R) Sector Funds and to First Trust. The AlphaDEX(R) Sector Funds are not sponsored, endorsed, sold or promoted by NYSE. NYSE makes no representation or warranty, express or implied, to the owners of the AlphaDEX(R) Sector Funds or any member of the public regarding the advisability of investing in securities generally or the AlphaDEX(R) Sector Funds particularly or as to the result to be obtained by any person from the use of the StrataQuant(R) Series in connection with the trading of the AlphaDEX(R) Sector Funds.

      FTP has licensed to NYSE, free of charge, the right to use certain intellectual property owned by FTP, including the AlphaDEX(R) trademark and the AlphaDEX(R) stock selection method, in connection with the creation of the StrataQuant(R) Series Indices. FTP has received a patent on the AlphaDEX(R) stock selection method from the United States Patent and Trademark Office.

      Notwithstanding such license, NYSE (following the acquisition of AMEX by NYSE) is solely responsible for the creation, compilation and administration of the StrataQuant(R) Series Indices and has the exclusive right to determine the stocks included in the Indices and the Indices' methodologies.

      The AlphaDEX(R) Sector Funds are not sponsored, endorsed, sold or promoted by Frank Russell Company ("Underlying Index Provider") or by the Index Provider. Neither Underlying Index Provider nor Index Provider makes any representation or warranty, express or implied, to the owners of the AlphaDEX(R) Sector Funds or any member of the public regarding the advisability of investing in securities generally or in the AlphaDEX(R) Sector Funds particularly or the ability of any of the StrataQuant(R) Series to track general stock market performance or a segment of the same. Index Provider's publication of the StrataQuant(R) Series in no way suggests or implies an opinion by Underlying Index Provider or by Index Provider as to the advisability of investment in any or all of the securities upon which the StrataQuant(R) Series is based. Index Provider's only relationship to FTP is the licensing of certain trademarks and trade names of Index Provider and of the AlphaDEX(R) Series, which is determined, composed and calculated by Index Provider without regard to FTP, First Trust or the AlphaDEX(R) Sector Funds. Underlying Index Provider and Index Provider are not responsible for and have not reviewed the AlphaDEX(R) Sector Funds nor any associated literature or publications and make no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Underlying Index Provider reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the StrataQuant(R) Series. Underlying Index Provider and Index Provider have no obligation or liability in connection with the administration, marketing or trading of the AlphaDEX(R) Sector Funds.

      INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY OF THE STRATAQUANT(R) SERIES OR ANY DATA INCLUDED THEREIN. INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FTP, FIRST TRUST, INVESTORS, OWNERS OF THE ALPHADEX(R) SECTOR FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE STRATAQUANT(R) SERIES OR ANY DATA INCLUDED THEREIN. INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE STRATAQUANT(R) SERIES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      AlphaDEX(R) Style Funds. FTP has licensed to S&P, free of charge, the right to use certain intellectual property owned by FTP, including the AlphaDEX(R) trademark and the AlphaDEX(R) stock selection method, in connection with the S&P's creation of the Defined Index Series. FTP has received a patent on the AlphaDEX(R) stock selection method from the United States Patent and Trademark Office.

      Notwithstanding such license, S&P is solely responsible for the creation, compilation and administration of the Defined Index Series and has the exclusive right to determine the stocks included in the indices and the indices' methodologies.

      Standard & Poor's, S&P, S&P 500(R),, S&P MidCap 400(R), S&P SmallCap 600(R), and S&P Composite 1500(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by FTP. The "Defined Index Series" is a product of S&P Dow Jones Indices LLC, and has been licensed for use by FTP. The AlphaDEX(R) Style Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the AlphaDEX(R) Style Funds or any member of the public regarding the advisability of investing in securities generally or in the AlphaDEX(R) Style Funds particularly or the ability of any of the Defined Index Series to track general market performance. S&P Dow Jones Indices only relationship to FTP with respect to the Defined Index Series is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Defined Index Series is determined, composed and calculated by S&P Dow Jones Indices without regard to FTP or the AlphaDEX(R) Style Funds. S&P Dow Jones Indices has no obligation to take the needs of FTP or the owners of the AlphaDEX(R) Style Funds into consideration in determining, composing or calculating the Defined Index Series. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the share prices, and amount of share of the AlphaDEX(R) Style Funds or the timing of the issuance or sale of share of the AlphaDEX(R) Style Funds or in the determination or calculation of the equation by which the AlphaDEX(R) Style Funds are to be issued. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the AlphaDEX(R) Style Funds. There is no assurance that investment products based on the Defined Index Series will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

      S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DEFINED INDEX SERIES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FTP, OWNERS OF THE ALPHADEX(R) STYLE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DEFINED INDEX SERIES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER

SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FTP, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

      "AlphaDEX(R)" is a registered trademark of FTP. The Trust and First Trust on behalf of the Funds have been granted the right by FTP to use the name "AlphaDEX(R)" for certain purposes.

      Exchange. The only relationship that NYSE Arca has with First Trust or the Distributor of the Funds in connection with the Funds is that NYSE Group, Inc., an affiliate of NYSE Arca, is the Index Provider for the AlphaDEX(R) Sector Funds, and NYSE Arca lists the shares of the Funds pursuant to its listing agreement with the Trust. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Funds or in the determination or calculation of the net asset value of the Funds. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.

                ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

      First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs ("First Trust Funds") to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm's total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary's customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary's reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm's level of participation in First Trust Funds' sales and marketing programs, (viii) the firm's compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.

      First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to a Fund, subject to approval by the Board.

      First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary's personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.

      From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan's sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

      When not provided for in a marketing support or program servicing agreement, First Trust and/ or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

      First Trust and/or its affiliates occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm's policies and procedures, all or a portion of registered representatives' expenses in attending these meetings may be covered by First Trust and/or its affiliates.

      The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary's organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary's organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of a Fund's Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

      Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

                             ADDITIONAL INFORMATION

      Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

      DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of The Depository Trust Company ("DTC") or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

      DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the "NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

      Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

      Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

      Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

      The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

      DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

      Intra-Day Portfolio Value. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated every 15 seconds throughout its trading day, provided that, upon the closing of such non-U.S. exchange, the closing price of the security will be used throughout the remainder of the business day where the markets remain open. These exchange rates may differ from those used by First Trust and consequently result in intra-day portfolio values ("IPV") that may vary. Furthermore, in calculating the intra-day portfolio values of each Fund's shares, the Calculation Agent shall use the exchange rates throughout the day (9:00 a.m. to 4:15 p.m., Eastern
Time) that it deems to be most appropriate.

      Policy Regarding Investment in Other Investment Companies. The Funds will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.

INFORMATION FOR INVESTORS IN THE EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area ("EEA") which has implemented the EU Directive on Alternative Investment Fund Managers (Directive (2011/61/EU)) (the "AIFM Directive"), the Prospectus, and any summary Prospectus or SAI relating to the Funds, may only be distributed and shares may only be offered or placed in a Member State to the extent that: (1) the Funds are permitted to be marketed to professional investors in the relevant member state in accordance with the AIFM Directive (as implemented into the local law/regulations of the relevant Member State); or otherwise (2) the Prospectus and SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).

      In relation to each Member State of the EEA which, at the date of this SAI, has not implemented the AIFM Directive, the Prospectus and the SAI may only be distributed and shares may only be offered or placed to the extent that this SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).

      In addition, the following restrictions apply to the distribution of the Prospectus and SAI in the following Member States:

INFORMATION FOR INVESTORS IN THE UNITED KINGDOM

      Subject always to the foregoing notice in respect of the EEA, this Document is being issued in the United Kingdom by First Trust Global Portfolios Limited (which is authorised and regulated by the Financial Conduct Authority (the "FCA")) only to and/or is directed only at persons who are professional clients or eligible counterparties for the purposes of the FCA's Conduct of Business Sourcebook.

      Background. The AIFM Directive is a European Union ("EU") directive which regulates the management and marketing of funds within the EEA. The AIFM Directive distinguishes between EU and non-EU funds and EU and non-EU fund managers and different obligations apply under the AIFM Directive depending on where the fund is based and where the manager is based. Certain disclosure, transparency and reporting obligations are imposed on non-EU fund managers wishing to market funds to investors in the EEA. There are additional requirements imposed on EU fund managers, which do not currently apply to First Trust.

      To the extent not already disclosed to you prior to your investment in the Funds, the purpose of this section of the SAI is to satisfy the disclosures which are required to be provided to you under the AIFM Directive.

      Overview of the Funds and the Service Providers. The Funds are non-EU AIFs ("AIF" means an alternative investment fund for the purposes of the AIFM Directive).

      First Trust Advisors L.P. ("First Trust") is the AIFM of the Funds ("AIFM" means an alternative investment fund manager for the purposes of the AIFM Directive). First Trust is a non-EU AIFM.

      The Trust has entered into agreements with various service providers including First Trust (as the Investment Advisor), the Custodian, Distributor, Transfer Agent, Administrator, index providers and the exchanges where each Fund is listed in respect of the Funds. Further details regarding the duties and roles of such service providers can be found in the Prospectus and the SAI for the Funds.

      In addition to the parties listed above, the Trust has appointed (i) Chapman and Cutler LLP as its legal counsel which advises it on US legal matters; (ii) Deloitte & Touche LLP as the Funds' auditors who undertake to audit the Funds' financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) (United States); and (iii) CT Corporation System as the Funds' registered agent.

      First Trust is not required to ensure that the Funds appoint, and the Funds have not appointed, a depositary for purposes of the AIFM Directive (a depositary in the context of the AIFM Directive, has a specific role and function. The appointment of such depositary is not required for non-EU AIFs with non-EU AIFMs). As such investors in the Funds have no rights as against any person in respect of the duties or liabilities of a depositary under the AIFM Directive.

      Investors' Contractual Rights. In respect of each of the service providers to the Funds, investors who purchase shares in the Funds in the secondary market have no direct rights of action against the service providers, as a matter of contract law or under the establishment documents of the Trust. The proper plaintiff in an action in respect of which a wrongdoing is alleged to have been committed against the Funds or the Trust by a service provider is, prima facie, the Trust itself. An investor may bring a derivative or similar action or proceeding ("Derivative Action") against the Trust or a Fund to recover a judgment in its favor in accordance with the provisions of the Declaration. Accordingly, investors would have no direct contractual right against the relevant service provider for breach of the agreement governing its appointment by the Trust. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.

      Investment in the Funds. Investors will buy shares in the Funds in secondary market transactions through brokers and will not subscribe for shares from the Trust directly. As such, there is no direct contractual relationship between the Funds and the investor in connection with the purchase or sale of shares. While the Funds are established under Massachusetts law and Massachusetts law does facilitate the enforcement of judgments obtained in foreign jurisdictions, investors who buy shares on the secondary market will have no direct contractual right of action against the Funds. Investors should refer to "How to Buy and Sell Shares" in the main body of the Prospectus for more detail. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.

      Redemption from the Funds. Non-US investors will sell shares in secondary market transactions through brokers and will not redeem shares from the Funds directly. Shares can be sold throughout the trading day like other publically traded shares. Investors should refer to "How to Buy and Sell Shares" in the main body of the Prospectus for more detail.

      Liquidity Risk Management. Investors should note that while First Trust is not required to implement liquidity management arrangements in accordance with the AIFM Directive in respect of the Funds, the Funds are subject to the liquidity limitations established by the SEC. The Trustees have delegated to First Trust the day-to-day determination of illiquidity of equity and fixed income securities as described under "Illiquid Securities" in the SAI.

      Treatment of Investors. The Trust and the AIFM do not offer any investors preferential treatment or the right to obtain preferential treatment. Whilst the Trust does not take specific steps to ensure the fair treatment of investors, under the 1940 Act the Trustees are required to monitor how a Fund operates and oversee matters where the interests of the Fund and its shareholders may differ from those of its investment adviser.

      First Trust is registered as an investment adviser with the SEC, and is subject to regulation and oversight designed to protect shareholders. Under the Investment Advisers Act of 1940, First Trust is a fiduciary to its clients, the Funds, and is therefore required to act in the best interests of clients and to place the interests of clients before its own.

      Information Regarding the use of Leverage and Collateral. The AIFM Directive requires disclosure of certain information relating to leverage, collateral and asset re-use arrangements. The Funds may obtain leverage through the use of derivatives and other non-fully funded investments such as reverse repurchase agreements, firm commitment agreements, standby commitment agreements if, and to the extent that, such transactions are (i) disclosed in the Funds' Prospectus and SAI and (ii) deemed appropriate investments by First Trust. These leveraged trading practices generally have not been prohibited by the SEC, though the SEC has published guidance on the manner in which the Funds may cover their leveraged trading practices to limit leverage and avoid the need to address the leverage concerns in Section 18 of the 1940 Act, which severely restricts how the Funds may use leverage. All arrangements entered into by First Trust on behalf of the Funds which result in leverage follow the parameter of the guidance published by the SEC.

      As a non-EU AIFM, First Trust is not obliged to set a maximum permitted level of leverage which it may employ in its management of the Funds. The total amount of leverage employed by the Funds is provided at http://www.ftglobalportfolios.com.

      Investors should refer to the "Investment Objectives and Policies" and "Investment Strategies" section of the SAI for more details on the use and risk of leverage by the Funds.

      Shareholder Voting Rights. The Declaration requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. The Funds' fundamental policies, as described in the "Investment Objectives and Policies" section of the SAI, may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. Please refer to the SAI for further information.

      Net Asset Value. The latest NAV of the Funds, and the latest NAV per share of each class of share of the Funds, is available online at: http://www.ftglobalportfolios.com and online stock quote services. Generally investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares of the Funds will therefore be available at the relevant market price rather than NAV.

      The historical performance of the Funds since inception is available online at: http://www.ftglobalportfolios.com.

      Accounts. Under the AIFM Directive, First Trust is required to make available the annual report of the Funds that it markets in the EEA. This must be prepared by no later than 6 months following the end of the financial year and contain certain specific content requirements set out in the AIFM Directive. The Funds' financial year ends as at 31 July and so the first annual report must be produced by First Trust no later than 31 January 2016. Once the annual report has been produced, it will be made available to investors in the manner as set out in the Prospectus.

      Professional Liability Requirements/Delegation by the AIFM/Valuation. As a non-EU AIFM, First Trust is not subject to certain EU requirements relating to
(i) the cover of professional liability risk by holding either additional own funds or appropriate professional liability insurance; (ii) permitted delegation and the management and disclosure of conflicts of interest relating to any such delegation; and (iii) valuation as set out in Article 19 of the AIFM Directive. As such, no disclosures for the purposes of the AIFM Directive have been made.

Notwithstanding this, First Trust and the Funds continue to comply with their requirements under US law.

      Periodic Disclosure Obligations. The following information will be disclosed to Fund shareholders on a periodic basis by way of a posting being made on http://www.ftglobalportfolios.com:

      o the percentage of each Fund's assets, if any, that are subject to special arrangements arising from their illiquid nature (including, but not limited to, deferrals of redemptions and suspensions);

      o the current risk profile of each Fund and the risk management systems employed by the AIFM to manage those risks; and

      o     the total amount of leverage employed by each Fund, if any.

      Whenever any new arrangements for managing the liquidity of the Funds are introduced including, but not limited to, any material changes to the liquidity management systems and procedures employed by First Trust, a disclosure to this effect will be uploaded on the Funds' website. The Funds will ensure that a notice is uploaded on an expedited basis whenever deferrals or other similar special arrangements are activated or where redemptions of shares are suspended.

      A notice will be posted without undue delay whenever there is a change to a maximum level of leverage which may be employed on behalf of a Fund; and any changes are made to the right of re-use of collateral or any changes to any guarantee granted under any leveraging arrangement.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently with the best interests of the Funds.

      The Board has delegated to First Trust the proxy voting responsibilities for the Funds and has directed First Trust to vote proxies consistent with the Funds' best interests. First Trust has engaged the services of Institutional Services Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.

      First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all inclusive, they do provide guidance on First Trust's general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit B. Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Funds' website at http://www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC's website at http://www.sec.gov.

      Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Trust are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust's Forms N-Q are available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about each Fund's portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of a Fund. Each Fund's portfolio holdings are also available on the Funds' website at http://www.ftportfolios.com. The Trust, First Trust, FTP and BNYM will not disseminate non-public information concerning the Trust.

      Codes of Ethics. In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Funds; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.

             CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

      Creation. The Trust issues and sells shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form.

      A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below; and/or
(ii) a designated portfolio of equity securities determined by First Trust--the "Deposit Securities"--per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index and generally an amount of cash--the "Cash Component"--computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

      The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the "Deposit Amount"--an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

      The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.

      Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

      The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of each Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available, may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant ("AP") or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of all shares; but First Trust, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.

      In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.

      Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "AP." Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

      All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Funds as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time on the trade date. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

      All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, as applicable, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an AP that has executed a Participant

Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time in order to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

      Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

      Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by First Trust and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date.

      All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted in order to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

      Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below.)

      Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Fund shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the AP shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. APs will be liable to the Trust and the Funds for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

      Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

      All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

      Creation Transaction Fee. Purchasers of Creation Units will be required to pay a standard creation transaction fee (the "Creation Transaction Fee"), described below, payable to BNYM regardless of the number of Creation Units. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The standard creation transaction fee is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

           NUMBER OF SECURITIES                       CREATION
            IN A CREATION UNIT                    TRANSACTION FEE

                     1-100                               $500
                   101-499                             $1,000
               500 or more                             $1,500

      Redemption of Fund Shares In Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation.

      With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each Business Day, the identity of the securities ("Fund Securities") that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

      Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities--as announced on the Business Day of the request for redemption received in proper form--plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus the applicable redemption transaction fee is required to be made by or through an AP by the redeeming shareholder.

      The right of redemption may be suspended or the date of payment postponed
(i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the Fund's net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

      Redemption Transaction Fee. A redemption transaction fee (the "Redemption Transaction Fee") is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. A Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.

      The standard redemption transaction fee is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

           NUMBER OF SECURITIES                     REDEMPTION
            IN A CREATION UNIT                    TRANSACTION FEE

                     1-100                              $500
                   101-499                            $1,000
               500 or more                            $1,500

      Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of a Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the net asset value next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

      Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern Time, (for the Fund shares) on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

      The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth in this SAI under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of shares of a Fund are not delivered by the DTC Cut-Off-Time, as described above; or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund shares of a Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

      If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value. Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

      The chart below describes in further detail the placement of redemption orders outside the clearing process.

                             TRANSMITTAL             NEXT BUSINESS        SECOND BUSINESS      THIRD BUSINESS
                               DATE (T)                DAY (T+1)             DAY (T+2)            DAY (T+3)
CREATION THROUGH NSCC

STANDARD ORDERS          4:00 p.m.              No action.                No action.        Creation Unit
                                                                                            Aggregations will be
                         Order must be                                                      delivered.
                         received by the
                         Distributor.

CUSTOM ORDERS            3:00 p.m.              No action.                No action.        Creation Unit
                                                                                            Aggregations will be
                         Order must be                                                      delivered.
                         received by the
                         Distributor.

                         Orders received
                         after 3:00 p.m. will
                         be treated as
                         standard orders.

CREATION OUTSIDE NSCC

STANDARD ORDERS          4:00 p.m. (ET)         11:00 a.m. (ET)           No action.        Creation Unit
                                                                                            Aggregations will be
                         Order in proper form   Deposit Securities must                     delivered.
                         must be received by    be received by a Fund's
                         the Distributor.       account through DTC.

                                                2:00 p.m. (ET)

                                                Cash Component must be
                                                received by the
                                                Custodian.

STANDARD ORDERS CREATED  4:00 p.m. (ET)         11:00 a.m. (ET)           No action.        1:00 p.m.
IN ADVANCE OF RECEIPT
BY THE TRUST OF ALL OR   Order in proper form   Available Deposit                           Missing Deposit
A PORTION OF THE         must be received by    Securities.                                 Securities are due to
DEPOSIT SECURITIES       the Distributor.                                                   the Trust or the Trust
                                                Cash in an amount equal                     may use cash on deposit
                                                to the sum of (i) the                       to purchase missing
                                                Cash Component, plus                        Deposit Securities.
                                                ii) 115% of the market
                                                value of the                                Creation Unit
                                                undelivered Deposit                         Aggregations will be
                                                Securities.                                 delivered.

CUSTOM ORDERS            3:00 p.m.              11:00 a.m. (ET)           No action.        Creation Unit
                                                                                            Aggregations will be
                         Order in proper form   Deposit Securities must                     delivered.
                         must be received by    be received by a Fund's
                         the Distributor.       account through DTC.

                         Orders received        2:00 p.m. (ET)
                         after 3:00 p.m. will
                         be treated as          Cash Component must be
                         standard orders.       received by the
                                                Custodian.

                             TRANSMITTAL             NEXT BUSINESS        SECOND BUSINESS      THIRD BUSINESS
                               DATE (T)                DAY (T+1)             DAY (T+2)            DAY (T+3)
REDEMPTION THROUGH NSCC

STANDARD ORDERS          4:00 p.m. (ET)         No action.                No action.        Fund Securities and Cash
                                                                                            Redemption Amount will
                         Order must be                                                      be transferred.
                         received by the
                         Transfer Agent.

                         Orders received
                         after 4:00 p.m. (ET)
                         will be deemed
                         received on the next
                         Business Day (T+1)

CUSTOM ORDERS            3:00 p.m. (ET)         No action.                No action.        Fund Securities and Cash
                                                                                            Redemption Amount will
                         Order must be                                                      be transferred.
                         received by the
                         Transfer Agent

                         Orders received
                         after 3:00 p.m. will
                         be treated as
                         standard orders.

REDEMPTION OUTSIDE NSCC

STANDARD ORDERS          4:00 p.m. (ET)         11:00 a.m. (ET)           No action.        Fund Securities and Cash
                                                                                            Redemption Amount are
                         Order must be          Fund shares must be                         delivered to the
                         received by the        delivered through DTC                       redeeming beneficial
                         Transfer Agent.        to the Custodian.                           owner.

                         Order received after   2:00 p.m.
                         4:00 p.m. (ET) will
                         be deemed received     Cash Component, if any,
                         on the next Business   is due.
                         Day (T+1).
                                                *If the order is not in
                                                proper form or the Fund
                                                shares are not
                                                delivered, then the
                                                order will not be
                                                deemed received as of T.

CUSTOM ORDERS            3:00 p.m. (ET)         11:00 a.m. (ET)           No action.        Fund Securities and Cash
                                                                                            Redemption Amount are
                         Order must be          Fund shares must be                         delivered to the
                         received by the        delivered through DTC                       redeeming beneficial
                         Transfer Agent.        to the Custodian.                           owner.

                         Orders received        2:00 p.m.
                         after 3:00 p.m. will
                         be treated as          Cash Component, if any,
                         standard orders.       is due.

                                                *If the order is not in
                                                proper form or the Fund
                                                shares are not
                                                delivered, then the
                                                order will not be
                                                deemed received as of T.

                              FEDERAL TAX MATTERS

      This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

      Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

      As regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

      Dividends paid out of a Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as each of the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by a Fund itself. Dividends received by a Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. A Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. A Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

      Income from a Fund may also be subject to a 3.8% "Medicare tax." This tax will generally apply to net investment income if the taxpayer's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be reported by a Fund as being eligible for the dividends received deduction.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

      If a shareholder exchanges equity securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

NATURE OF FUND'S INVESTMENTS

      Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

      The Funds' transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

      If a Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

BACKUP WITHHOLDING

      A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

      Income Not Effectively Connected. If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

      Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Funds in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

      In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

      Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

CAPITAL LOSS CARRY-FORWARD

            Under the Regulated Investment Company Modernization Act of 2010 (the "RIC Modernization Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the RIC Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2015, the Funds had pre-enactment and post-enactment capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
           FUND              CAPITAL LOSS    CAPITAL LOSS   CAPITAL LOSS     CAPITAL         POST-       TOTAL CAPITAL
                               AVAILABLE      AVAILABLE       AVAILABLE        LOSS     ENACTMENT - NO   LOSS AVAILABLE
                                THROUGH        THROUGH         THROUGH      AVAILABLE     EXPIRATION
                               7/31/2016      7/31/2017       7/31/2018      THROUGH
                                                                            7/31/2019
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
   FIRST TRUST CONSUMER         $64,889         $783,283     $1,138,594     $9,617,858   $199,007,005     $210,611,629
 DISCRETIONARY ALPHADEX(R)
           FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
   FIRST TRUST CONSUMER         $63,580         $422,511     $1,058,131         --        $81,663,053      $83,207,275
  STAPLES ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
    FIRST TRUST ENERGY          $73,845       $2,326,320     $2,084,336     $3,349,453   $132,505,418     $140,339,372
      ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
  FIRST TRUST FINANCIALS        $13,300         $671,958     $1,630,337     $3,464,108    $36,907,588      $42,687,291
      ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
 FIRST TRUST HEALTH CARE        $28,397         $774,570     $2,582,977     $1,764,162    $91,517,209      $96,667,315
      ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
       FIRST TRUST             $183,210         $798,398     $1,325,584     $1,133,736    $63,478,080      $66,919,008
   INDUSTRIALS/PRODUCER
 DURABLES ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
  FIRST TRUST MATERIALS         $13,424       $1,265,429       $886,622     $7,397,299    $87,539,539      $97,102,313
      ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------

--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
  FIRST TRUST TECHNOLOGY        $22,456       $1,608,491     $2,508,150     $2,516,610    $89,633,948     $96,289,655
      ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
  FIRST TRUST UTILITIES           --            $557,777     $1,956,482         --        $24,286,293     $26,800,552
      ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
FIRST TRUST LARGE CAP CORE       $8,528       $2,600,275     $2,800,653     $1,020,863    $78,705,786     $85,136,105
      ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
 FIRST TRUST MID CAP CORE       $84,882       $1,985,474     $2,119,642     $1,502,304    $72,796,735     $78,489,037
      ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
FIRST TRUST SMALL CAP CORE     $111,735       $1,882,188     $1,600,982     $1,258,833    $59,606,565     $64,460,303
      ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
  FIRST TRUST LARGE CAP         $80,299       $2,272,260     $5,098,300       $298,768    $79,205,769     $86,955,396
   VALUE ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
  FIRST TRUST LARGE CAP        $162,514      $10,217,162     $3,224,180     $1,803,151    $33,964,193     $49,371,200
  GROWTH ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
  FIRST TRUST MULTI CAP         $56,799       $1,331,945     $1,180,819       $322,362    $15,740,563     $18,632,488
   VALUE ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
  FIRST TRUST MULTI CAP        $241,100       $2,554,292     $1,438,794       $345,171    $12,865,061     $17,444,418
  GROWTH ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
FIRST TRUST MID CAP VALUE         --              --             --             --         $3,419,188       $3,419,188
      ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
FIRST TRUST MID CAP GROWTH        --              --             --             --         $8,020,807       $8,020,807
      ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
  FIRST TRUST SMALL CAP           --              --             --             --         $5,051,709       $5,051,709
   VALUE ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
  FIRST TRUST SMALL CAP           --              --             --             --         $8,410,054       $8,410,054
  GROWTH ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------
   FIRST TRUST MEGA CAP           --              --             --             --         $2,249,397       $2,249,397
      ALPHADEX(R) FUND
--------------------------- --------------- -------------- --------------- ------------ --------------- ----------------

OTHER TAXATION

      Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

                        DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

      The per-share net asset value of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by a Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

            (1) Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ(R) and the London Stock Exchange Alternative Investment Market ("AIM") will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for NASDAQ(R) and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

            (2) Shares of open-end mutual funds are valued at fair value which is based on NAV per share.

            (3) Securities traded in the OTC market are fair valued at the mean of the bid and asked price, if available, and otherwise at their closing bid price.

            (4) Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of the bid and asked price. If no mean price is available, they will be fair valued at their closing bid price. OTC options and futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.

            (5) Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.

      In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:

            (1) Fixed-income securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.

            (2) Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

                  (i) the credit conditions in the relevant market and changes thereto;

                  (ii) the liquidity conditions in the relevant market and
            changes thereto;

                  (iii) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

                  (iv) issuer-specific conditions (such as significant credit deterioration); and

                  (v) any other market-based data the Advisor's Pricing
            Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

            (3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at amortized cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor's Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.

      If the Advisor's Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor's Pricing Committee shall determine if "it needs to fair value" such portfolio security pursuant to established valuation procedures. From time to time, the Advisor's Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.

      Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor's Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor's Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by a Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor's Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.

      Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of a Fund, the value of a Fund's investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last "current" market quotation is available for a security in a Fund's portfolio and the time the Fund's net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund's net asset value is determined, the Fund accounting agent will immediately notify the Advisor's Pricing Committee and the Advisor's Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor's Pricing Committee may seek to determine the "fair value" of such securities by retaining a pricing service to determine the value of the securities.

      Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

                          DIVIDENDS AND DISTRIBUTIONS

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

      General Policies. Dividends from net investment income of a Fund, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

      Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

      Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of each Fund purchased in the secondary market.

                           MISCELLANEOUS INFORMATION

      Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

      Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. The firm audits each Fund's financial statements and performs other related audit services.

                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto for the Funds, contained in the Annual Reports to Shareholders dated July 31, 2015, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose reports also appear in the Annual Reports and are also incorporated by reference herein. No other parts of the Annual Reports are incorporated by reference herein. The Annual Reports are available without charge by calling
(800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                         EXHIBIT A - PRINCIPAL HOLDERS
                         ---------

                                                                                           PERCENTAGE OF
               FUND                 NAME AND ADDRESS OF OWNER                            RECORD OWNERSHIP
First Trust Consumer Discretionary AlphaDEX(R) Fund
                                    Brown Brothers Harriman & Co. ETF(1)                      30.23%
                                    Morgan Stanley Smith Barney LLC(2)                        14.34%
                                    First Clearing L.L.C.(3)                                  13.44%
                                    National Financial Services, LLC(4)                        7.10%

First Trust Consumer Staples AlphaDEX(R) Fund
                                    Brown Brothers Harriman & Co. ETF                         28.64%
                                    First Clearing L.L.C.                                     12.31%
                                    Morgan Stanley Smith Barney LLC                           11.91%
                                    National Financial Services, LLC                           8.85%

First Trust Energy AlphaDEX(R) Fund
                                    Morgan Stanley Smith Barney LLC                           15.44%
                                    First Clearing L.L.C.                                     14.58%
                                    Raymond James & Associates, Inc.(5)                        8.69%
                                    Merrill Lynch, Pierce Fenner & Smith Safekeeping(6)        7.25%
                                    UBS Financial Services Inc.(7)                             6.86%
                                    Pershing, L.L.C.(8)                                        6.45%
                                    National Financial Services, LLC                           5.20%

First Trust Financials AlphaDEX(R) Fund
                                    Morgan Stanley Smith Barney LLC                           18.14%
                                    First Clearing L.L.C.                                     17.99%
                                    UBS Financial Services Inc.                                7.50%
                                    Merrill Lynch, Pierce Fenner & Smith Safekeeping           6.76%
                                    National Financial Services, LLC                           6.25%
                                    Schwab (Charles) & Co., Inc.(9)                            6.18%

First Trust Health Care AlphaDEX(R) Fund
                                    Brown Brothers Harriman & Co. ETF                         25.04%
                                    Morgan Stanley Smith Barney LLC                           13.88%
                                    First Clearing L.L.C.                                     11.99%
                                    National Financial Services, LLC                           7.52%
                                    Schwab (Charles) & Co., Inc.                               5.03%
                                    Raymond James & Associates, Inc.                           5.01%

First Trust Industrials/Producer Durables AlphaDEX(R) Fund
                                    Morgan Stanley Smith Barney LLC                           16.77%
                                    Merrill Lynch, Pierce Fenner & Smith Safekeeping          14.20%
                                    First Clearing L.L.C.                                     13.52%

                                    Schwab (Charles) & Co., Inc.                               7.35%
                                    UBS Financial Services Inc.                                7.14%
                                    Raymond James & Associates, Inc.                           5.32%
                                    National Financial Services, LLC                           5.07%

First Trust Materials AlphaDEX(R) Fund
                                    First Clearing L.L.C.                                     17.30%
                                    Morgan Stanley Smith Barney LLC                           15.38%
                                    Schwab (Charles) & Co., Inc.                              11.61%
                                    National Financial Services, LLC                           7.89%
                                    Merrill Lynch, Pierce Fenner & Smith Safekeeping           7.37%

First Trust Technology AlphaDEX(R) Fund
                                    First Clearing L.L.C.                                     18.52%
                                    Morgan Stanley Smith Barney LLC                           13.76%
                                    National Financial Services, LLC                          10.10%
                                    UBS Financial Services Inc.                                6.14%
                                    Merrill Lynch, Pierce Fenner & Smith Safekeeping           6.04%
                                    Pershing, L.L.C.                                           5.28%

First Trust Utilities AlphaDEX(R) Fund
                                    TD Ameritrade Clearing Inc.(10)                           17.05%
                                    UBS Financial Services Inc.                               13.00%
                                    Morgan Stanley Smith Barney LLC                           11.54%
                                    First Clearing L.L.C.                                     11.18%
                                    National Financial Services, LLC                           8.79%
                                    Pershing, L.L.C.                                           6.95%
                                    Schwab (Charles) & Co., Inc.                               6.51%
                                    Merrill Lynch, Pierce Fenner & Smith Safekeeping           5.04%

First Trust Large Cap Core AlphaDEX(R) Fund
                                    First Clearing L.L.C.                                     16.08%
                                    Morgan Stanley Smith Barney LLC                           11.94%
                                    National Financial Services, LLC                           9.77%
                                    UBS Financial Services Inc.                                8.42%
                                    LPL Financial Corp.(11)                                    7.76%
                                    Merrill Lynch, Pierce Fenner & Smith Safekeeping           6.39%
                                    Pershing, L.L.C.                                           6.36%
                                    Raymond James & Associates, Inc.                           5.81%
                                    Ameriprise Enterprise Investment Services Inc.(12)         5.51%

First Trust Mid Cap Core AlphaDEX(R) Fund
                                    First Clearing L.L.C.                                     17.47%
                                    Morgan Stanley Smith Barney LLC                           16.30%
                                    UBS Financial Services, Inc.                               9.52%
                                    Raymond James & Associates, Inc.                           7.93%
                                    National Financial Services, LLC                           5.19%

First Trust Small Cap Core AlphaDEX(R) Fund
                                    First Clearing L.L.C.                                     19.16%
                                    Morgan Stanley Smith Barney LLC                           13.72%
                                    UBS Financial Services, Inc.                               8.82%
                                    Raymond James & Associates, Inc.                           8.74%
                                    LPL Financial Corp.                                        6.26%
                                    National Financial Services, LLC                           6.12%

First Trust Large Cap Value AlphaDEX(R) Fund
                                    Morgan Stanley Smith Barney LLC                           24.40%
                                    UBS Financial Services Inc.                               13.56%
                                    LPL Financial Corp.                                        8.49%
                                    Merrill Lynch, Pierce Fenner & Smith Safekeeping           8.25%
                                    First Clearing L.L.C.                                      7.55%
                                    Pershing, L.L.C.                                           5.54%
                                    Raymond James & Associates, Inc.                           5.33%

First Trust Large Cap Growth AlphaDEX(R) Fund
                                    Morgan Stanley Smith Barney LLC                           20.44%
                                    First Clearing L.L.C.                                     14.02%
                                    LPL Financial Corp.                                        9.92%
                                    National Financial Services, LLC                           8.31%
                                    UBS Financial Services Inc.                                7.60%
                                    Ameriprise Enterprise Investment Services Inc.             6.17%
                                    Merrill Lynch, Pierce Fenner & Smith Safekeeping           5.03%

First Trust Multi Cap Value AlphaDEX(R) Fund
                                    Morgan Stanley Smith Barney LLC                           14.53%
                                    Raymond James & Associates, Inc.                          10.15%
                                    First Clearing L.L.C.                                      9.32%
                                    Schwab (Charles) & Co., Inc.                               7.81%
                                    National Financial Services, LLC                           7.17%
                                    UBS Financial Services Inc.                                6.97%
                                    Pershing, L.L.C.                                           6.63%
                                    LPL Financial Corp.                                        5.34%

First Trust Multi Cap Growth AlphaDEX(R) Fund
                                    Raymond James & Associates, Inc.                          13.85%
                                    First Clearing L.L.C.                                     12.53%
                                    Morgan Stanley Smith Barney LLC                           11.80%
                                    National Financial Services, LLC                           9.55%
                                    LPL Financial Corp.                                        9.24%
                                    RBC Capital Markets(13)                                    6.70%
                                    Ameriprise Enterprise Investment Services Inc.             5.98%
                                    Pershing, L.L.C.                                           5.33%

First Trust Mid Cap Value AlphaDEX(R) Fund
                                    First Clearing L.L.C.                                     18.36%
                                    Morgan Stanley Smith Barney LLC                           15.44%
                                    Folio Investing(14)                                       13.31%
                                    LPL Financial Corp.                                       10.07%
                                    Stifel, Nicolaus & Company Incorporated(15)                6.11%

First Trust Mid Cap Growth AlphaDEX(R) Fund
                                    Morgan Stanley Smith Barney LLC                           25.74%
                                    Goldman Sachs & Co.(16)                                   17.64%
                                    First Clearing L.L.C.                                     14.99%
                                    National Financial Services, LLC                           6.63%
                                    Ameriprise Enterprise Investment Services Inc.             5.58%

First Trust Small Cap Value AlphaDEX(R) Fund
                                    Morgan Stanley Smith Barney LLC                           19.81%
                                    Folio Investing                                           18.80%
                                    LPL Financial Corp.                                       14.02%
                                    RBC Capital Markets                                       10.25%
                                    Stifel, Nicolaus & Company Incorporated                    5.72%

First Trust Small Cap Growth AlphaDEX(R) Fund
                                    Morgan Stanley Smith Barney LLC                           25.84%
                                    First Clearing L.L.C.                                     14.55%
                                    National Financial Services, LLC                           8.56%
                                    Pershing, L.L.C.                                           6.94%
                                    LPL Financial Corp.                                        6.50%

First Trust Mega Cap AlphaDEX(R) Fund
                                    National Financial Services, LLC                          13.52%
                                    LPL Financial Corp.                                       10.72%
                                    Raymond James & Associates, Inc.                           9.17%
                                    RBC Capital Markets                                        8.85%
                                    Morgan Stanley Smith Barney LLC                            8.23%
                                    Deutsche Bank(17)                                          8.04%
                                    Merrill Lynch, Pierce Fenner & Smith Safekeeping           7.83%
                                    Ameriprise Enterprise Investment Services                  7.07%


1   525 Washington Tower Newport Tower, Jersey City, New Jersey 07310
2   200 Westchester Avenue, Purchase, New York 10577
3   One North Jefferson Street, St. Louis, Missouri 63103
4   200 Liberty Street, New York, New York 10281
5   880 Carilion Parkway, P.O. Box 12749, St. Petersburg, Florida 33716
6   101 Hudson Street, 9th Floor, Jersey City, New Jersey 07302
7   480 Washington Boulevard, Jersey City, New Jersey 07310
8   Pershing Plaza, Jersey City, New Jersey 07399
9   2423 East Lincoln Drive, Phoenix, Arizona 85016
10  1005 Ameritrade Place, Bellevue, Nebraska 68005
11  9785 Towne Center Drive, San Diego, California 92121
12  682 AMP Financial Center, Minneapolis, Minnesota 55474
13  60 S. 6th Street, P09, Minneapolis, Minnesota 5440
14  8180 Greensboro Drive, McLean, Virginia 22102
15  200 Regency Forest Drive, Cary, North Carolina 27518
16  200 West Street, New York, New York 10282
17  5022 Gate Parkway, Suite 100, Jacksonville, FL  32256

                      EXHIBIT B - PROXY VOTING GUIDELINES



                                                                             ISS



United States
Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------
2015 Benchmark Policy Recommendations



EFFECTIVE FOR MEETINGS ON OR AFTER FEBRUARY 1, 2015

PUBLISHED JANUARY 7, 2015

ISS                                    2015 U.S. Concise Proxy Voting Guidelines
--------------------------------------------------------------------------------

 THE POLICIES CONTAINED HEREIN ARE A SAMPLING OF SELECT, KEY U.S. PROXY VOTING
         GUIDELINES AND ARE NOT EXHAUSTIVE. A FULL LISTING OF ISS' 2015
                    PROXY VOTING GUIDELINES CAN BE FOUND AT:
      HTTP://WWW.ISSGOVERNANCE.COM/POLICY-GATEWAY/2015-POLICY-INFORMATION


ROUTINE/MISCELLANEOUS

AUDITOR RATIFICATION

GENERAL RECOMMENDATION: Vote for proposals to ratify auditors unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent;

      o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

      o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      o   Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

      o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees


BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

GENERAL RECOMMENDATION: Generally vote for director nominees, except under the following circumstances:

1.    ACCOUNTABILITY

Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case-by-case) for the following:


--------
1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Takeover Defenses

      Classified Board Structure:

      1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

      Director Performance Evaluation:

      1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

              o   A classified board structure;

              o   A supermajority vote requirement;

              o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

              o   The inability of shareholders to call special meetings;

              o   The inability of shareholders to act by written consent;

              o   A dual-class capital structure; and/or

              o   A non-shareholder-approved poison pill.

      Poison Pills:

      1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;

      1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

      1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

      1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

              o The date of the pill's adoption relative to the date of the next meeting of shareholders--i.e., whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

              o   The issuer's rationale;

              o   The issuer's governance structure and practices; and

              o   The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

      1.7. The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or

      1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

      1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

      1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

      1.12. The company maintains significant problematic pay practices;

      1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

      1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

      1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

      1.16. The company's previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

              o   The company's response, including:

                  - Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  - Specific actions taken to address the issues that contributed to the low level of support;

                  -   Other recent compensation actions taken by the company;

              o   Whether the issues raised are recurring or isolated;

              o   The company's ownership structure; and

              o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

      1.17. Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:

              o The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

              o Disclosure by the company of any significant engagement with shareholders regarding the amendment;

              o The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

              o The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

              o   The company's ownership structure;

              o   The company's existing governance provisions;

              o Whether the amendment was made prior to or in connection with the company's initial public offering;

              o The timing of the board's amendment to the bylaws/charter in connection with a significant business development;

              o Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

      1.18. Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;

      1.19. Failure to replace management as appropriate; or

      1.20. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.    RESPONSIVENESS

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

      2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

              o Disclosed outreach efforts by the board to shareholders in the wake of the vote;

              o Rationale provided in the proxy statement for the level of implementation;

              o   The subject matter of the proposal;

              o The level of support for and opposition to the resolution in past meetings;

              o Actions taken by the board in response to the majority vote and its engagement with shareholders;

              o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

              o   Other factors as appropriate.

      2.2. The board failed to act on takeover offers where the majority of shares are tendered;

      2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

      2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

      2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

              o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

              o   The company's ownership structure and vote results;

              o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

              o The previous year's support level on the company's say-on-pay proposal.


--------
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

3.    COMPOSITION

Attendance at Board and Committee Meetings:

      3.1. Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

              o   Medical issues/illness;

              o   Family emergencies; and

              o Missing only one meeting (when the total of all meetings is three or fewer).

      3.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

      3.3.  Sit on more than six public company boards; or

      3.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards(5).


4. INDEPENDENCE

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

      4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      4.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

      4.4.  Independent directors make up less than a majority of the directors.


--------
4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

GENERAL RECOMMENDATION: Generally vote for shareholder proposals requiring that the chairman's position be filled by an independent director, taking into consideration the following:

      o   The scope of the proposal;

      o   The company's current board leadership structure;

      o   The company's governance structure and practices;

      o   Company performance; and

      o   Any other relevant factors that may be applicable.

PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

GENERAL RECOMMENDATION: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

      o   Company-specific factors; and

      o   Proposal-specific factors, including:

            - The ownership thresholds proposed in the resolution (i.e., percentage and duration);

            - The maximum proportion of directors that shareholders may nominate each year; and

            - The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

PROXY CONTESTS--VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

GENERAL RECOMMENDATION: Vote case-by-case on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o   Management's track record;

      o   Background to the proxy contest;

      o   Nominee qualifications and any compensatory agreements;

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o   Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

1.    SHAREHOLDER RIGHTS & DEFENSES

LITIGATION RIGHTS (INCLUDING EXCLUSIVE VENUE AND FEE-SHIFTING BYLAW PROVISIONS)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

GENERAL RECOMMENDATION: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

      o   The company's stated rationale for adopting such a provision;

      o Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

      o The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

      o Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

CAPITAL/RESTRUCTURING

COMMON STOCK AUTHORIZATION

GENERAL RECOMMENDATION: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o   Past Board Performance:

          -   The company's use of authorized shares during the last three years

      o   The Current Request:

          - Disclosure in the proxy statement of the specific purposes of the proposed increase;

          - Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

          - The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

PREFERRED STOCK AUTHORIZATION

GENERAL RECOMMENDATION: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o   Past Board Performance:

          - The company's use of authorized preferred shares during the last three years;

      o   The Current Request:

          - Disclosure in the proxy statement of the specific purposes for the proposed increase;

          - Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

          - In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

          - Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

MERGERS AND ACQUISITIONS

GENERAL RECOMMENDATION: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

      1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

      2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

      3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

      4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

      5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION--MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

GENERAL RECOMMENDATION: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management
Say-on-Pay--MSOP) if:

      o There is a significant misalignment between CEO pay and company performance (pay for performance);

      o   The company maintains significant problematic pay practices;

      o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

      o There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

      o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

      o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

      o   The situation is egregious.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices(6), this analysis considers the following:

      1.    Peer Group(7) Alignment:

              o The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

              o The multiple of the CEO's total pay relative to the peer group median.

      2. Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

      o   The ratio of performance- to time-based equity awards;

      o   The overall ratio of performance-based compensation;

      o   The completeness of disclosure and rigor of performance goals;

      o   The company's peer group benchmarking practices;

      o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

      o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

      o   Realizable pay(9) compared to grant pay; and

      o   Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

      o Problematic practices related to non-performance-based compensation elements;

      o   Incentives that may motivate excessive risk-taking; and

      o   Options Backdating.


--------
6 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

8 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

9   ISS research reports include realizable pay for S&P 1500 companies.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

      o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

      o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

      o   New or extended agreements that provide for:

          - CIC payments exceeding 3 times base salary and average/target/most recent bonus;

          - CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

          - CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

      o   Multi-year guaranteed bonuses;

      o A single or common performance metric used for short- and long-term plans;

      o   Lucrative severance packages;

      o   High pay opportunities relative to industry peers;

      o   Disproportionate supplemental pensions; or

      o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

      o   Duration of options backdating;

      o   Size of restatement due to options backdating;

      o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

      o Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

      o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

      o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

          -   The company's response, including:

              o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

              o Specific actions taken to address the issues that contributed to the low level of support;

              o   Other recent compensation actions taken by the company;

          -   Whether the issues raised are recurring or isolated;

          -   The company's ownership structure; and

          - Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

EQUITY-BASED AND OTHER INCENTIVE PLANS

GENERAL RECOMMENDATION: Vote case-by-case on certain equity-based compensation plans(10) depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

      o Plan Cost: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

            - SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

            - SVT based only on new shares requested plus shares remaining for future grants.

      o   Plan Features:

            - Automatic single-triggered award vesting upon a change in control (CIC);

            -   Discretionary vesting authority;

            -   Liberal share recycling on various award types;

            -   Lack of minimum vesting period for grants made under the plan.

      o   Grant Practices:

            - The company's three year burn rate relative to its industry/market cap peers;

            - Vesting requirements in most recent CEO equity grants (3-year look-back);

            - The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

            - The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

            -   Whether the company maintains a claw-back policy;

            - Whether the company has established post exercise/vesting share-holding requirements.

------

10 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

      o Awards may vest in connection with a liberal change-of-control definition;

      o The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it - for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing - for non-listed companies);

      o The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

      o Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

GLOBAL APPROACH

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

GENERAL RECOMMENDATION: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

      o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

      o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

      o Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

      o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

      o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

      o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

CLIMATE CHANGE/GREENHOUSE GAS (GHG) EMISSIONS

GENERAL RECOMMENDATION: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

      o Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

      o The company's level of disclosure is at least comparable to that of industry peers; and

      o There are no significant controversies, fines, penalties, or litigation associated with the company's environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

      o The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

      o The company's level of disclosure is comparable to that of industry peers; and

      o There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

      o Whether the company provides disclosure of year-over-year GHG emissions performance data;

      o   Whether company disclosure lags behind industry peers;

      o   The company's actual GHG emissions performance;

      o The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

      o Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

POLITICAL ACTIVITIES

LOBBYING

GENERAL RECOMMENDATION: Vote case-by-case on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

      o The company's current disclosure of relevant lobbying policies, and management and board oversight;

      o The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

      o Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.

POLITICAL CONTRIBUTIONS

GENERAL RECOMMENDATION: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:


      o The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

      o The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

      o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

POLITICAL TIES

GENERAL RECOMMENDATION: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

      o There are no recent, significant controversies, fines, or litigation regarding the company's political contributions or trade association spending; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.





This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

                           Part C - Other Information



ITEM 28. EXHIBITS

EXHIBIT NO. DESCRIPTION

      (a)   Declaration of Trust of Registrant (1)

      (b)   By-Laws of the Registrant (2)

      (c) Amended and Restated Establishment and Designation of Series dated March 21, 2011 (6)

      (d)   (1) Investment Management Agreement dated December 6, 2010 (8)

            (2) Investment Management Agreement dated April 11, 2011 (8)

            (3) Expense Reimbursement, Fee Waiver and Recovery Agreement dated December 6, 2010 (8)

            (4) Exhibit A to Expense Reimbursement, Fee Waiver and Recovery Agreement (9)

      (e)   (1) Distribution Agreement dated October 12, 2010 (5)

      (2)   Amended Exhibit A to Distribution Agreement dated May 6, 2011 (7)

      (f)   Not Applicable

      (g) (1) Custody Agreement between the Registrant and The Bank of New York (4)

            (2) Amended Schedule II to the Custody Agreement between the Registrant and The Bank of New York dated as of May 6, 2011 (7)

      (h) (1) Transfer Agency Agreement between the Registrant and The Bank of New York dated May 4, 2007 (4)

            (2) Administration and Accounting Agreement between the Registrant and The Bank of New York dated May 4, 2007 (4)

            (3) Form of Subscription Agreement (2)

            (4) Form of Participant Agreement (2)

            (5) Board Administration Services Agreement among PFPC, Inc., First Trust Exchange-Traded Fund and First Trust Exchange-Traded AlphaDEX(R) Fund dated February 15, 2007 (3)

            (6) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., American Stock Exchange LLC and First Trust Consumer Discretionary AlphaDEX(R) Fund dated April 26, 2007
            (2)

            (7) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., American Stock Exchange LLC and First Trust Consumer Staples AlphaDEX(R) Fund dated April 26, 2007 (2)

            (8) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., American Stock Exchange LLC and First Trust Energy AlphaDEX(R) Fund dated April 26, 2007 (2)

            (9) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., American Stock Exchange LLC and First Trust Financials AlphaDEX(R) Fund dated April 26, 2007 (2)

            (10) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., American Stock Exchange LLC and First Trust Health Care AlphaDEX(R) Fund dated April 26, 2007 (2)

            (11) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., American Stock Exchange LLC and First Trust Industrials AlphaDEX(R) Fund dated April 26, 2007 (2)

            (12) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., American Stock Exchange LLC and First Trust Materials AlphaDEX(R) Fund dated April 26, 2007 (2)

            (13) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., American Stock Exchange LLC and First Trust Technology AlphaDEX(R) Fund dated April 26, 2007 (2)

            (14) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., American Stock Exchange LLC and First Trust Utilities AlphaDEX(R) Fund dated April 26, 2007 (2)

            (15) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and First Trust Large Cap Core AlphaDEX(R) Fund dated April 26, 2007 (2)

            (16) Sublicense Agreement by and among First Trust Portfolios L.P.,

            First Trust Advisors L.P., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and First Trust Mid Cap Core AlphaDEX(R) Fund dated April 26, 2007 (2)

            (17) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and First Trust Small Cap Core AlphaDEX(R) Fund dated April 26, 2007 (2)

            (18) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and First Trust Large Cap Value Opportunities AlphaDEX(R) Fund dated April 26, 2007 (2)

            (19) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and First Trust Mid Cap Growth Opportunities AlphaDEX(R) Fund dated April 26, 2007 (2)

            (20) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and First Trust Multi Cap Value AlphaDEX(R) Fund dated April 26, 2007 (2)

            (21) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and First Trust Multi Cap Growth AlphaDEX(R) Fund dated April 26, 2007 (2)

            (22) Amendment No. 1 to the Sublicense Agreement dated as of April 26, 2007, by and among First Trust Portfolios L.P., First Trust Advisors L.P., American Stock Exchange LLC and First Trust Industrials/Producer Durables AlphaDEX(R) Fund dated May 8, 2007 (4)

            (23) Amended Exhibit A to the Transfer Agency Agreement between the Registrant and The Bank of New York dated as of May 6, 2011 (7)

            (24) Amended Exhibit A to the Administration and Accounting Agreement between the Registrant and The Bank of New York dated as of May 6, 2011 (7)

            (25) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and First Trust Mid Cap Value AlphaDEX(R) Fund dated April 8, 2011 (8)

            (26) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and First Trust Mid Cap Growth AlphaDEX(R) Fund dated April 8, 2011 (8)

            (27) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and First Trust Small Cap Growth AlphaDEX(R) Fund dated April 8, 2011 (8)

            (28) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and First Trust Small Cap Value AlphaDEX(R) Fund dated April 8, 2011 (8)

            (29) Sublicense Agreement by and among First Trust Portfolios L.P., First Trust Advisors L.P., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and First Trust Mega Cap AlphaDEX(R) Fund dated May 5, 2011 (8)

      (i)   Not Applicable

      (j)   Consent of Deloitte and Touche LLP (9)

      (k)   Not Applicable

      (l)   Not Applicable

      (m)   (1) 12b-1 Service Plan (2)

      (m)   (2) 12b-1 Plan Extension Letter Agreement dated June 30, 2015 (9)

      (n)   Not Applicable

      (o)   Not Applicable

      (p) (1) First Trust Advisors L.P. and First Trust Portfolios L.P. Code of Ethics amended on December 31, 2012 (8)

            (2) First Trust Funds Code of Ethics, amended on March 22, 2010 (8)

      (q) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing, among others, James A. Bowen, W. Scott Jardine and Eric F. Fess to execute the Registration Statement (1)

------------------

(1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-140895) filed on February 26, 2007.

(2) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-140895) filed on April 27, 2007.

(3) Incorporated by reference to First Trust Exchange-Traded Fund's Registration Statement on Form N-1A (File No. 333-125751) filed on June 18, 2007.

(4) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-140895) filed on November 19, 2007.

(5) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-140895) filed on November 29, 2010.

(6) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-140895) filed on March 25, 2011.

(7) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-140895) filed on May 10, 2011.

(8) Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-140895) filed on November 22, 2013.

(9)    Filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Not Applicable

ITEM 30. INDEMNIFICATION

      Section 9.5 of the Registrant's Declaration of Trust provides as follows:

      Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

      No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

      The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

      To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      First Trust Advisors L.P. ("First Trust"), investment adviser to the Registrant, serves as adviser or subadviser to various mutual funds, exchange-traded funds and closed-end funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 120 East Liberty Drive, Wheaton, Illinois 60187.

      The principal business of certain of First Trust's principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"). FTP's principal address is 120 East Liberty Drive, Wheaton, Illinois 60187.

      Information as to other business, profession, vocation or employment during the past two years of the officers and directors of First Trust is as follows:

NAME AND POSITION WITH FIRST TRUST           EMPLOYMENT DURING PAST TWO YEARS

Andrew S. Roggensack, President              Managing Director and President,
                                             First Trust

R. Scott Hall, Managing Director             Managing Director, First Trust

Ronald D. McAlister, Managing Director       Managing Director, First Trust

David G. McGarel, Chief Investment           Managing Director; Senior Vice
Officer and Managing Director                President, First Trust

Kathleen Brown, Chief Compliance Officer     Chief Compliance Officer and Senior
and Senior Vice President                    Vice President, First Trust

Brian Wesbury, Chief Economist and           Chief Economist and Senior Vice
Senior Vice President                        President, First Trust

ITEM 32.       PRINCIPAL UNDERWRITER

      (a) FTP serves as principal underwriter of the shares of the Registrant, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund II, First Trust Variable Insurance Trust, First Trust Series Fund and First Defined Portfolio Fund LLC. FTP serves as principal underwriter and depositor of the following investment companies registered as unit investment trusts: the First Trust Combined Series, FT Series (formerly known as the First Trust Special Situations Trust), the First Trust Insured Corporate Trust, the First Trust of Insured Municipal Bonds, and the First Trust GNMA. The name of each director, officer and partner of FTP is provided below.

      (b) Positions and Offices with Underwriter.

NAME AND PRINCIPAL               POSITIONS AND OFFICES               POSITIONS AND
BUSINESS ADDRESS*                WITH UNDERWRITER                    OFFICES WITH FUND
The Charger Corporation          General Partner                     None

Grace Partners of DuPage L.P.    Limited Partner                     None

James A. Bowen                   Chief Executive Officer and         Trustee and Chairman of the Board
                                 Managing Director

Mark R. Bradley                  Chief Financial Officer, Chief      President and Chief Executive
                                 Operating Officer and Managing      Officer
                                 Director

Frank L. Fichera                 Managing Director                   None

Russell J. Graham                Managing Director                   None

R. Scott Hall                    Managing Director                   None

W. Scott Jardine                 General Counsel, Secretary and      Secretary
                                 Managing Director

Daniel J. Lindquist              Managing Director                   Vice President

Ronald D. McAlister              Managing Director                   None

David G. McGarel                 Managing Director                   None

Richard A. Olson                 Managing Director                   None

Marisa Prestigiacomo             Managing Director                   None

Andrew S. Roggensack             President and Managing Director     None

Kristi A. Maher                  Deputy General Counsel              Chief Compliance Officer and
                                                                     Assistant Secretary

* All addresses are
120 East Liberty Drive,
Wheaton, Illinois 60187.

      (c) Not Applicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

      First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187, maintains the Registrant's organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

ITEM 34. MANAGEMENT SERVICES

      Not Applicable

ITEM 35. UNDERTAKINGS

      Not Applicable

                             SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Wheaton, and State of Illinois on the 18th day of November, 2015.


                                               FIRST TRUST EXCHANGE-TRADED
                                               ALPHADEX(R) FUND


                                                /s/ Mark R. Bradley
                                                -------------------------------
                                                Mark R. Bradley, President and
                                                Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                      TITLE                        DATE
                               President and Chief          November 18, 2015
/s/ Mark R. Bradley            Executive Officer
---------------------------
    Mark R. Bradley
                               Treasurer, Chief
                               Financial Officer and        November 18, 2015
/s/ James M. Dykas             Chief Accounting Officer
---------------------------
    James M. Dykas

                                                )
James A. Bowen*                         Trustee )
                                                )
                                                )
Richard E. Erickson*                    Trustee )
                                                )
                                                )
Thomas R. Kadlec*                       Trustee )   BY: /s/ W. Scott Jardine
                                                )      ---------------------
                                                )           W. Scott Jardine
Robert F. Keith*                        Trustee )           Attorney-In-Fact
                                                )           November 18, 2015
                                                )
Niel B. Nielson *                       Trustee )
                                                )


* Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess, to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.

                               INDEX TO EXHIBITS


  (d)(4) Exhibit A to Expense Reimbursement, Fee Waiver and Recovery Agreement

  (j)    Consent of Deloitte and Touche LLP

  (m)(2) 12b-1 Plan Extension Letter Agreement dated June 30, 2015